Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document Information [Line Items]
Document Type	40-F
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	CP
Entity Registrant Name	CANADIAN PACIFIC RAILWAY LTD/CN
Entity Central Index Key	0000016875
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding	173,939,795

CONSOLIDATED STATEMENTS OF INCOME (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues
Freight	5,550	5,052	4,853
Other	145	125	128
Total revenues	5,695	5,177	4,981
Operating expenses
Compensation and benefits (Note 28)	1,506	1,426	1,431
Fuel	999	968	728
Materials	238	243	214
Equipment rents	206	209	206
Depreciation and amortization	539	490	489
Purchased services and other (Note 28)	940	874	797
Asset impairment (Note 3)	265
Labour restructuring (Note 4)	53
Total operating expenses	4,746	4,210	3,865
Operating income	949	967	1,116
Less:
Other income and charges (Note 5)	37	18	(12)
Net interest expense (Note 6)	276	252	257
Income before income tax expense	636	697	871
Income tax expense (Note 7)	152	127	220
Net income	484	570	651
Earnings per share (Note 8)
Basic earnings per share	2.82	3.37	3.86
Diluted earnings per share	2.79	3.34	3.85
Weighted-average number of shares (millions)
Basic	171.8	169.5	168.8
Diluted	173.2	170.6	169.2
Dividends declared per share	1.35	1.17	1.0575

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	484	570	651
Net gain in foreign currency translation adjustments, net of hedging activities	11	(37)	18
Change in derivatives designated as cash flow hedges	9	(7)	2
Change in pension and post-retirement defined benefit plans	(50)	(883)	(460)
Other comprehensive loss before income taxes	(30)	(890)	(440)
Income tax recovery on above items (Note 9)		240	99
Equity accounted investments	(2)	0	0
Other comprehensive loss (Note 9)	(32)	(650)	(341)
Comprehensive income (loss)	452	(80)	310

CONSOLIDATED BALANCE SHEETS (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets
Cash and cash equivalents (Note 11)	333	47
Accounts receivable, net (Note 12)	546	518
Materials and supplies	136	138
Deferred income taxes (Note 7)	254	101
Other current assets	60	52
Total current assets	1,329	856
Investments (Note 13)	83	167
Properties (Note 14)	13,013	12,752
Goodwill and intangible assets (Note 15)	161	192
Other assets (Note 16)	141	143
Total assets	14,727	14,110
Current liabilities
Short-term borrowing (Note 18)		27
Accounts payable and accrued liabilities (Note 17)	1,176	1,133
Long-term debt maturing within one year (Note 18)	54	50
Total current liabilities	1,230	1,210
Pension and other benefit liabilities (Note 23)	1,366	1,372
Other long-term liabilities (Note 20)	306	365
Long-term debt (Note 18)	4,636	4,695
Deferred income taxes (Note 7)	2,092	1,819
Total liabilities	9,630	9,461
Shareholders' equity
Share capital (Note 22) Authorized unlimited common shares without par value. Issued and outstanding are 173.9 million and 170.0 million at December 31, 2012 and 2011, respectively.	2,127	1,854
Authorized unlimited number of first and second preferred shares; none outstanding.
Additional paid-in capital	41	86
Accumulated other comprehensive loss (Note 9)	(2,768)	(2,736)
Retained earnings	5,697	5,445
Total Shareholders' equity	5,097	4,649
Total liabilities and shareholders' equity	14,727	14,110
Commitments and contingencies (Note 26)

CONSOLIDATED BALANCE SHEETS (Parenthetical) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Common stock, shares authorized without par value	Unlimited	Unlimited
Common stock, par value
Common stock, shares issued	173.9	170
Common stock, shares outstanding	173.9	170
First preferred stock, shares authorized	Unlimited	Unlimited
Second preferred stock, shares authorized	Unlimited	Unlimited
Preferred stock, shares outstanding

CONSOLIDATED STATEMENTS OF CASH FLOWS (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating activities
Net income	484	570	651
Reconciliation of net income to cash provided by operating activities:
Depreciation and amortization	539	490	489
Deferred income taxes (Note 7)	140	187	211
Pension funding in excess of expense (Note 23)	(61)	(647)	(801)
Asset impairment (Note 3)	265
Labour restructuring, net (Note 4)	50
Other operating activities, net	(84)	(112)	(32)
Change in non-cash working capital balances related to operations (Note 10)	(5)	24	(16)
Cash provided by operating activities	1,328	512	502
Investing activities
Additions to properties (Note 14)	(1,148)	(1,104)	(726)
Proceeds from sale of properties and other assets	145	71	89
Other	(8)	(11)	2
Cash used in investing activities	(1,011)	(1,044)	(635)
Financing activities
Dividends paid	(223)	(193)	(174)
Issuance of common shares (Note 22)	198	29	32
Collection of receivable from financial institution (Note 12)			220
Issuance of long-term debt (Note 18)	71	757	355
Repayment of long-term debt (Note 18)	(50)	(401)	(613)
Net (decrease) increase in short-term borrowing (Note 18)	(27)	28	9
Other	1	(3)	3
Cash (used in) provided by financing activities	(30)	217	(168)
Effect of foreign currency fluctuations on U.S. dollar-denominated cash and cash equivalents	(1)	1	(17)
Cash position
Increase (decrease) in cash and cash equivalents	286	(314)	(318)
Cash and cash equivalents at beginning of year	47	361	679
Cash and cash equivalents at end of year (Note 11)	333	47	361
Supplemental disclosures of cash flow information:
Income taxes (refunded) paid	(3)	4	8
Interest paid	278	271	347

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (CAD) In Millions	Total	Share capital	Additional Paid-in Capital	Accumulated other comprehensive loss	Retained earnings
Beginning Balance at Dec. 31, 2009	4,658	1,771	31	(1,745)	4,601
Net income	651				651
Other comprehensive loss (Note 9)	(341)			(341)
Dividends declared	(179)				(179)
Effect of stock-based compensation expense	1		1
Shares issued under stock option plans (Note 22)	34	42	(8)
Ending Balance at Dec. 31, 2010	4,824	1,813	24	(2,086)	5,073
Net income	570				570
Other comprehensive loss (Note 9)	(650)			(650)
Dividends declared	(198)				(198)
Effect of stock-based compensation expense	16		16
Change to stock compensation awards (Note 24)	57		57
Shares issued under stock option plans (Note 22)	30	41	(11)
Ending Balance at Dec. 31, 2011	4,649	1,854	86	(2,736)	5,445
Net income	484				484
Other comprehensive loss (Note 9)	(32)			(32)
Dividends declared	(232)				(232)
Effect of stock-based compensation expense	25		25
Shares issued under stock option plans (Note 22)	203	273	(70)
Ending Balance at Dec. 31, 2012	5,097	2,127	41	(2,768)	5,697

Nature of Operations	12 Months Ended
Dec. 31, 2012
Nature of Operations

Canadian Pacific Railway Limited (“CPRL”), through its subsidiaries (collectively referred to as “CP” or “the Company”), operates a transcontinental railway in Canada and the United States. CP provides rail and intermodal transportation services over a network of approximately 14,400 miles, serving the principal business centres of Canada from Montreal, Quebec, to Vancouver, British Columbia, and the U.S. Northeast and Midwest regions. CP’s railway network feeds directly into the U.S. heartland from the East and West coasts. Agreements with other carriers extend the Company’s market reach east of Montreal in Canada, throughout the U.S. and into Mexico. CP transports bulk commodities, merchandise freight and intermodal traffic. Bulk commodities include grain, coal, sulphur and fertilizers. Merchandise freight consists of finished vehicles and automotive parts, as well as forest and industrial and consumer products. Intermodal traffic consists largely of retail goods in overseas containers that can be transported by train, ship and truck, and in domestic containers and trailers that can be moved by train and truck.

Summary of significant accounting policies	12 Months Ended
Dec. 31, 2012
Summary of significant accounting policies

1    Summary of significant accounting policies

Generally accepted accounting principles in the United States of America (“GAAP”)

These consolidated financial statements are expressed in Canadian dollars and have been prepared in accordance with GAAP as codified in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.

Principles of consolidation

These consolidated financial statements include the accounts of CP and all of its subsidiaries. The Company’s investments in which it has significant influence are accounted for using the equity method. All intercompany accounts and transactions have been eliminated.

Use of estimates

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period, the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements. Management regularly reviews its estimates, including those related to investments, restructuring and environmental liabilities, pensions and other benefits, depreciable lives and carrying values of properties and intangible assets, goodwill, stock-based compensation, deferred income tax assets and liabilities, as well as legal and personal injury liabilities based upon currently available information. Actual results could differ from these estimates.

Principal subsidiaries

The following list sets out CPRL’s principal railway operating subsidiaries, including the jurisdiction of incorporation. All of these subsidiaries are wholly owned, directly or indirectly, by CPRL as of December 31, 2012.

Principal subsidiary	Incorporated under the laws of

Canadian Pacific Railway Company	Canada
Soo Line Railroad Company (“Soo Line”)	Minnesota
Delaware and Hudson Railway Company, Inc. (“D&H”)	Delaware
Dakota, Minnesota & Eastern Railroad Corporation (“DM&E”)	Delaware
Mount Stephen Properties Inc. (“MSP”)	Canada

Revenue recognition

Railway freight revenues are recognized based on the percentage of completed service method. The allocation of revenue between reporting periods is based on the relative transit time in each reporting period with expenses recognized as incurred. Volume rebates to customers are accrued as a reduction of freight revenues based on estimated volume and contract terms as freight service is provided. Other revenue, including passenger revenue, revenue from leasing certain assets and switching fees, is recognized as service is performed or contractual obligations are met. Revenues are presented net of taxes collected from customers and remitted to government authorities.

Cash and cash equivalents

Cash and cash equivalents includes highly-liquid short-term investments that are readily convertible to cash with original maturities of three months or less.

Foreign currency translation

Assets and liabilities denominated in foreign currencies, other than those held through foreign subsidiaries, are translated into Canadian dollars at the year-end exchange rate for monetary items and at the historical exchange rates for non-monetary items. Foreign currency revenues and expenses are translated at the exchange rate in effect on the dates of the related transactions. Foreign currency gains and losses, other than those arising from the translation of the Company’s net investment in foreign subsidiaries, are included in income.

The accounts of the Company’s foreign subsidiaries are translated into Canadian dollars using the year-end exchange rate for assets and liabilities and the average exchange rates during the year for revenues, expenses, gains and losses. Exchange gains and losses arising from translation of these foreign subsidiaries’ accounts are included in “Other comprehensive loss”. The majority of U.S. dollar-denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. As a result, unrealized foreign exchange (“FX”) gains and losses on this U.S. dollar-denominated long-term debt are offset against foreign exchange gains and losses arising from translation of foreign subsidiaries’ accounts in “Other comprehensive loss”.

Pensions and other benefits

Pension costs are actuarially determined using the projected-benefit method prorated over the credited service periods of employees. This method incorporates management’s best estimates of expected plan investment performance, salary escalation and retirement ages of employees. The expected return on fund assets is calculated using market-related asset values developed from a five-year average of market values for the fund’s public equity securities (with each prior year’s market value adjusted to the current date for assumed investment income during the intervening period) plus the market value of the fund’s fixed income, real estate and infrastructure securities, subject to the market-related asset value not being greater than 120% of the market value nor being less than 80% of the market value. The discount rate used to determine the projected benefit obligation is based on blended market interest rates on high-quality corporate debt instruments with matching cash flows. Unrecognized actuarial gains and losses in excess of 10% of the greater of the benefit obligation and the market-related value of plan assets are amortized over the expected average remaining service period of active employees expected to receive benefits under the plan (approximately 10 years). Prior service costs arising from collectively bargained amendments to pension plan benefit provisions are amortized over the term of the applicable union agreement. Prior service costs arising from all other sources are amortized over the expected average remaining service period of active employees who are expected to receive benefits under the plan at the date of amendment.

Costs for post-retirement and post-employment benefits other than pensions, including post-retirement health care and life insurance and some workers’ compensation and long-term disability benefits in Canada, are actuarially determined and accrued on a basis similar to pension costs.

The over or under funded status of defined benefit pension and other post-retirement benefit plans are recognized on the balance sheet. The over or under funded status is measured as the difference between the fair value of the plan assets and the benefit obligation. In addition, any unrecognized actuarial gains and losses and prior service costs and credits that arise during the period are recognized as a component of “Other comprehensive loss”, net of tax.

Gains and losses on post-employment benefits that do not vest or accumulate, including some workers’ compensation and long-term disability benefits in Canada, are included immediately in income as “Compensation and benefits”.

Materials and supplies

Materials and supplies are carried at the lower of average cost or market.

Properties

Fixed asset additions and major renewals are recorded at cost, including direct costs, attributable indirect costs and carrying costs, less accumulated depreciation and any impairments. When there is a legal obligation associated with the retirement of property, plant and equipment, a liability is initially recognized at its fair value and a corresponding asset retirement cost is added to the gross book value of the related asset and amortized to expense over the estimated term to retirement. The Company reviews the carrying amounts of its properties whenever changes in circumstances indicate that such carrying amounts may not be recoverable based on future undiscounted cash flows. When such properties are determined to be impaired, recorded asset values are revised to fair value.

The Company recognizes expenditures as additions to properties or operating expenses based on whether the expenditures increase the output or service capacity, lower the associated operating costs or extend the useful life of the properties and whether the expenditures exceed minimum physical and financial thresholds.

Much of the additions to properties, both new and replacement properties, are self-constructed. These are initially recorded at cost, including direct costs and attributable indirect costs, overheads and carrying costs. Direct costs include, among other things, labour costs, purchased services, equipment costs and material costs. Attributable indirect costs and overheads include incremental long-term variable costs resulting from the execution of capital projects. Indirect costs include largely local crew facilities, highway vehicles, work trains and area management costs. Overheads primarily include a portion of the cost of the Company’s engineering department which plans, designs and administers these capital projects. These costs are allocated to projects by applying a measure consistent with the nature of the cost based on cost studies. For replacement properties, the project costs are allocated to dismantling and installation based on cost studies. Dismantling work is performed concurrently with the installation.

Ballast programs including undercutting, shoulder ballasting and renewal programs which form part of the annual track program are capitalized as this work, and the related added ballast material, significantly improves drainage which in turn extends the life of ties and other track materials. These costs are tracked separately from the underlying assets and depreciated over the period to the next estimated similar ballast program. Spot replacement of ballast is considered a repair which is expensed as incurred.

The cost of large refurbishments are capitalized and locomotive overhauls are expensed as incurred.

The Company capitalizes development costs for major new computer systems.

The Company follows group depreciation which groups assets which are similar in nature and have similar economic lives. The property groups are depreciated based on their expected economic lives determined by studies of historical retirements of properties in the group and engineering estimates of changes in current operations and of technological advances. Actual use and retirement of assets may vary from current estimates, which would impact the amount of depreciation expense recognized in future periods.

When depreciable property is retired or otherwise disposed of in the normal course of business, the book value, less net salvage proceeds, is charged to accumulated depreciation and if different than the assumptions under the depreciation study could potentially result in adjusted depreciation expense over a period of years. However, when removal costs exceed the salvage value on assets and the Company had no legal obligation to remove the assets, the removal costs incurred are charged to income in the period in which the assets are removed and are not charged to accumulated depreciation.

For the sale or retirement of larger groups of depreciable assets that are unusual and were not considered in depreciation studies, CP records a gain or loss for the difference between net proceeds and net book value of the assets sold or retired.

Depreciation is calculated on the straight-line basis at rates based on the estimated service life, taking into consideration the projected annual usage of depreciable property, except for rail and other track material in the U.S., which is based directly on usage.

Equipment under capital lease is included in Properties and depreciated over the period of expected use.

Assets held for sale

Assets to be disposed that meet the held for sale criteria are reported at the lower of their carrying amount and fair value, less costs to sell, and are no longer depreciated.

Goodwill and intangible assets

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets upon acquisition of a business. Goodwill is assigned to the reporting units that are expected to benefit from the business acquisition which, after integration of operations with the railway network, may be different than the acquired business.

The carrying value of goodwill, which is not amortized, is assessed for impairment annually in the fourth quarter of each year, or more frequently as economic events dictate. The fair value of the reporting unit is compared to its carrying value, including goodwill. If the fair value of the reporting unit is less than its carrying value goodwill is potentially impaired. The impairment charge that would be recognized is the excess of the carrying value of the goodwill over the fair value of the goodwill, determined in the same manner as in a business combination.

Intangible assets with finite lives are amortized on a straight-line basis over the estimated useful lives of the respective assets. Favourable leases, customer relationships and interline contracts have amortization periods ranging from 15 to 20 years. When there is a change in the estimated useful life of an intangible asset with a finite life, amortization is adjusted prospectively.

Financial instruments

Financial instruments are contracts that give rise to a financial asset of one party and a financial liability or equity instrument of another party.

Financial instruments are recognized initially at fair value, which is the amount of consideration that would be agreed upon in an arm’s length transaction between willing parties.

Subsequent measurement depends on how the financial instrument has been classified. Accounts receivable and investments, classified as loans and receivables, are measured at amortized cost, using the effective interest method. Certain equity investments, classified as available for sale, are recognized at cost as fair value cannot be reliably established. Cash and cash equivalents are classified as held for trading and are measured at fair value. Accounts payable, accrued liabilities, short-term borrowings, dividends payable, other long-term liabilities and long-term debt, classified as financial liabilities, are also measured at amortized cost.

Derivative financial instruments

Derivative financial and commodity instruments may be used from time to time by the Company to manage its exposure to risks relating to foreign currency exchange rates, stock-based compensation, interest rates and fuel prices. When CP utilizes derivative instruments in hedging relationships, CP identifies, designates and documents those hedging transactions and regularly tests the transactions to demonstrate effectiveness in order to continue hedge accounting.

All derivative instruments are classified as held for trading and recorded at their fair value. Any change in the fair value of derivatives not designated as hedges is recognized in the period in which the change occurs in the Consolidated Statement of Income in the line item to which the derivative instrument is related. On the Consolidated Balance Sheet they are classified in “Other assets”, “Other long-term liabilities”, “Other current assets” or “Accounts payable and accrued liabilities” as applicable. Gains and losses arising from derivative instruments affect the following income statement lines: “Revenues”, “Compensation and benefits”, “Fuel”, “Other income and charges”, and “Net interest expense”.

For fair value hedges, the periodic change in value is recognized in income, on the same line as the changes in values of the hedged items are also recorded. For a cash flow hedge, the change in value of the effective portion is recognized in “Other comprehensive loss”. Any ineffectiveness within an effective cash flow hedge is recognized in income as it arises in the same income account as the hedged item. Should a cash flow hedging relationship become ineffective, previously unrealized gains and losses remain within “Accumulated other comprehensive loss” until the hedged item is settled and, prospectively, future changes in value of the derivative are recognized in income. The change in value of the effective portion of a cash flow hedge remains in “Accumulated other comprehensive loss” until the related hedged item settles, at which time amounts recognized in “Accumulated other comprehensive loss” are reclassified to the same income or balance sheet account that records the hedged item.

In the Consolidated Statement of Cash Flows, cash flows relating to derivative instruments designated as hedges are included in the same line as the related hedged item.

The Company from time to time enters into foreign exchange forward contracts to hedge anticipated sales in U.S. dollars, the related accounts receivable and future capital acquisitions. Foreign exchange translation gains and losses on foreign currency-denominated derivative financial instruments used to hedge anticipated U.S. dollar-denominated sales are recognized as an adjustment of the revenues when the sale is recorded. Those used to hedge future capital acquisitions are recognized as an adjustment of the property amount when the acquisition is recorded.

The Company also occasionally enters into foreign exchange forward contracts as part of its short-term cash management strategy. These contracts are not designated as hedges due to their short-term nature and are carried on the Consolidated Balance Sheet at fair value. Changes in fair value are recognized in income in the period in which the change occurs.

The Company enters into interest rate swaps to manage the risk related to interest rate fluctuations. These swap agreements require the periodic exchange of payments without the exchange of the principal amount on which the payments are based. Interest expense on the debt is adjusted to include the payments owing or receivable under the interest rate swaps.

The Company from time to time enters into bond forwards to fix interest rates for anticipated issuances of debt. These agreements are usually accounted for as cash flow hedges with gains and losses recorded in “Accumulated other comprehensive loss” and amortized to “Net interest expense” in the period that interest on the related debt is charged.

The Company has a fuel-hedging program under which CP acquires crude oil and / or diesel future contracts for a portion of its diesel fuel purchases to reduce the risk of price volatility affecting future cash flows. These agreements are usually accounted for as cash flow hedges, however, on occasion derivatives of a short-term duration may not be designated as a hedge for accounting purposes. The gains or losses on the hedge contracts are applied against the corresponding fuel purchases in the period during which the hedging contracts mature.

The Company entered into derivatives called Total Return Swaps (“TRS”) to mitigate fluctuations in tandem share appreciation rights (“TSAR”), deferred share units (“DSU”) and restricted share units (“RSU”). These were not designated as hedges and were recorded at market value with the offsetting gain or loss reflected in “Compensation and benefits”.

Restructuring accrual

Restructuring liabilities are recorded at their present value. The discount related to liabilities is amortized to “Compensation and benefits” over the payment period. Provisions for labour restructuring are recorded in “Other long-term liabilities”, except for the current portion, which is recorded in “Accounts payable and accrued liabilities”.

Environmental remediation

Environmental remediation accruals, recorded on an undiscounted basis, cover site-specific remediation programs. Provisions for environmental remediation costs are recorded in “Other long-term liabilities”, except for the current portion, which is recorded in “Accounts payable and accrued liabilities”.

Income taxes

The Company follows the liability method of accounting for income taxes. Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect of a change in income tax rates on deferred income tax assets and liabilities is recognized in income in the period during which the change occurs.

When appropriate, the Company records a valuation allowance against deferred tax assets to reflect that these tax assets may not be realized. In determining whether a valuation allowance is appropriate, CP considers whether it is more likely than not that all or some portion of CP’s deferred tax assets will not be realized, based on management’s judgments using available evidence about future events.

At times, tax benefit claims may be challenged by a tax authority. Tax benefits are recognized only for tax positions that are more likely than not sustainable upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. A liability for “unrecognized tax benefits” is recorded for any tax benefits claimed in CP’s tax returns that do not meet these recognition and measurement standards.

Investment and other similar tax credits are deferred on the Consolidated Balance Sheet and amortized to “Income tax expense” as the related asset is recognized in income.

Earnings per share

Basic earnings per share are calculated using the weighted average number of Common Shares outstanding during the year. Diluted earnings per share are calculated using the treasury stock method for determining the dilutive effect of options.

Stock-based compensation

CP follows the fair value based approach to account for stock options. Compensation expense and an increase in additional paid-in capital are recognized for stock options over their vesting period, or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period, based on their estimated fair values on the grant date, as determined using the Black-Scholes option-pricing model.

With the granting of regular stock options, some employees have been simultaneously granted share appreciation rights, which provide the employee the choice to either exercise the stock option for shares, or to exercise the TSAR and thereby receive the intrinsic value of the stock option in cash. Options with TSARs are awards that may call for settlement in cash and, therefore, are recorded as liabilities. CP follows the fair value based approach, as determined by the Black-Scholes option pricing model, to account for the TSAR liability. The liability is fair valued and changes in the liability are recorded in “Compensation and benefits” over the vesting period, or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period, until exercised. If an employee chooses to exercise the option, thereby cancelling the TSAR, both the exercise price and the liability are settled to “Share capital”.

Forfeitures of options and tandem options are estimated at issuance and subsequently at the balance sheet date.

Any consideration paid by employees on exercise of stock options is credited to share capital when the option is exercised and the recorded fair value of the option is removed from additional paid-in capital and credited to share capital.

Compensation expense is also recognized for TSARs, DSUs, performance share units (“PSUs”) and RSUs using the fair value method. Forfeitures of TSARs, DSUs, PSUs and RSUs are estimated at issuance and subsequently at the balance sheet date.

The employee share purchase plan (“ESPP”) gives rise to compensation expense that is recognized using the issue price by amortizing the cost over the vesting period or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period.

Accounting changes	12 Months Ended
Dec. 31, 2012
Accounting changes

2    Accounting changes

Fair value measurement and disclosure

In May 2011, the Financial Accounting Standards Board (“FASB”) issued amended guidance on fair value measurement which updates some of the measurement guidance and includes enhanced disclosure requirements. The amended guidance is effective for interim and annual periods beginning after December 15, 2011. The adoption did not impact the results of operations or financial position but resulted in increased note disclosure (see Note 19).

Other comprehensive income

In June 2011, the FASB issued an accounting standard update on the Presentation of Comprehensive Income, which eliminates the current option to report other comprehensive income and its components in the Consolidated Statement of Changes in Shareholders’ Equity. The Company has elected to present items of net income and other comprehensive income in two separate, but consecutive, statements as opposed to one continuous statement. With FASB’s deferral of certain aspects of this accounting standard update in December 2011 and as the new guidance does not change those components that are recognized in net income or those components that are recognized in other comprehensive income, adoption did not impact the results of operations, financial position, or financial statement presentation included in these financial statements.

Intangibles – goodwill and other

In September 2011, the FASB issued amended guidance on the testing of goodwill for impairment. The amendments allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. For 2012, the Company has not elected this option for the test of goodwill for impairment. As it does not change how a goodwill impairment loss is measured, the adoption of the guidance would not impact the results of operations or financial position included in these financial statements.

Asset impairment	12 Months Ended
Dec. 31, 2012
Asset impairment

 3    Asset impairment

(in millions of Canadian dollars)			2012

Powder River Basin impairment and other investment(1)	(a	)	$185
Impairment loss on locomotives	(b	)	80

Asset impairment, before tax			$265

(1) Includes impairment of other investment of $5 million.

(a) Powder River Basin impairment

As part of the acquisition of DM&E in 2007, CP acquired the option to build a 260 mile extension of its network into coal mines in the Powder River Basin (“PRB”).

Due to continued deterioration in the market for domestic thermal coal, including a sharp deterioration in 2012, in the fourth quarter of 2012 CP deferred plans to extend its rail network into the PRB coal mines indefinitely. As a result of this decision and in light of the declined market conditions, CP has evaluated the recoverability of the carrying amount of PRB assets and determined that this exceeded the estimated fair value by $180 million. The estimated fair value represents the expected proceeds from the sale of the acquired land, as determined by a comparable market assessment. Other costs associated with the acquisition of DM&E and accumulated by CP since acquisition have been written down to $nil. The amount of the impairment associated with this indefinite deferral was $180 million ($107 million after-tax). The components of the PRB impairment that were charged against income as an “Asset impairment” are as follows:

(in millions of Canadian dollars)	2012

Option impairment (Note 15)	$26
Construction plans, including capitalized interest	134
Land, land option appraisals, including capitalized interest	20

Total impairment	$180

(b) Impairment loss on locomotives

In the fourth quarter of 2012, CP reached a decision to dispose of a certain series of locomotives to improve operating efficiencies, and accordingly performed an impairment test on these assets. The impairment test determined that the net book value of these locomotives exceeded their estimated fair value by $80 million. The estimated fair value represents the expected future cashflows from the disposal of these locomotives. The impairment charge of $80 million ($59 million after-tax) was recorded in “Asset impairment” and charged against income.

Labour restructuring	12 Months Ended
Dec. 31, 2012
Labour restructuring

4    Labour restructuring

In the fourth quarter of 2012, CP recorded a charge of $53 million ($39 million after-tax) for a labour restructuring initiative which was included in “Labour restructuring” in the Consolidated Statements of Income, and “Accounts payable and accrued liabilities” and “Other long-term liabilities” in the Consolidated Balance Sheets. The resulting position reductions are expected to be completed by the end of 2014, with the majority to be achieved in 2013.

At December 31, 2012, the provision for restructuring was $89 million (2011 – $55 million). The restructuring accrual is primarily for labour liabilities arising for restructuring plans, including those from prior year initiatives. Payments are expected to continue in diminishing amounts until 2025.

Set out below is a reconciliation of CP’s liabilities associated with its restructuring accrual:

(in millions of Canadian dollars)	2012	2011

Opening balance, January 1	$55	$72
Accrued(1)	54	8
Payments	(22)	(27)
Amortization of discount(2)	2	2

Closing balance, December 31	$89	$55

(1) Includes fourth quarter charge of $53 million.

(2) Amortization of discount is charged to income as “Compensation and benefits”.

Other income and charges	12 Months Ended
Dec. 31, 2012
Other income and charges

5    Other income and charges

(in millions of Canadian dollars)	2012	2011	2010

Accretion income on long-term floating rate notes (Note 19)	$(3)	$(5)	$(6)
Loss (gain) in fair value of long-term floating rate notes (Note 19)	1	(10)	(3)
Net loss on repurchase of debt (Note 18)	–	10	–
Other foreign exchange (gains) losses	(1)	3	(10)
Foreign exchange (gain) loss on long-term debt	(2)	3	(2)
Advisory fees (related to shareholder matters)	27	6	–
Other	15	11	9

Total other income and charges	$37	$18	$(12)

Net interest expense	12 Months Ended
Dec. 31, 2012
Net interest expense

6    Net interest expense

(in millions of Canadian dollars)	2012	2011	2010

Interest cost	$294	$266	$288
Interest capitalized to Properties	(15)	(11)	(20)

Interest expense	279	255	268
Interest income	(3)	(3)	(11)

Net interest expense	$276	$252	$257

Interest expense includes interest on capital leases of $19 million for the year ended December 31, 2012 (2011 – $19 million; 2010 – $22 million).

Income taxes	12 Months Ended
Dec. 31, 2012
Income taxes

7    Income taxes

The following is a summary of the major components of the Company’s income tax expense:

(in millions of Canadian dollars)	2012	2011	2010

Current income tax expense (recovery)	$12	$(60)	$9

Deferred income tax expense
Origination and reversal of temporary differences	144	194	244
Effect of tax rate increases	11	–	–
Effect of hedge of net investment in foreign subsidiaries	(9)	8	(18)
Tax credits	(4)	(15)	(16)
Other	(2)	–	1

Total deferred income tax expense	140	187	211

Total income taxes	$152	$127	$220

Income before income tax expense
Canada	$464	$430	$577
Foreign	172	267	294

Total income before income tax expense	$636	$697	$871

Income tax expense (recovery)
Current
Canada	$6	$(59)	$(1)
Foreign	6	(1)	10

Total current income tax expense (recovery)	12	(60)	9

Deferred
Canada	120	115	122
Foreign	20	72	89

Total deferred income tax expense	140	187	211

Total income taxes	$152	$127	$220

The provision for deferred income taxes arises from temporary differences in the carrying values of assets and liabilities for financial statement and income tax purposes and the effect of loss carry forwards. The items comprising the deferred income tax assets and liabilities are as follows:

(in millions of Canadian dollars)	2012	2011

Deferred income tax assets
Restructuring liability	$24	$16
Amount related to tax losses carried forward	322	377
Liabilities carrying value in excess of tax basis	295	327
Future environmental remediation costs	31	34
Tax credits carried forward including minimum tax	122	116
Other	71	57

Total deferred income tax assets	865	927

Deferred income tax liabilities
Properties carrying value in excess of tax basis	2,676	2,608
Other long-term assets carrying value in excess of tax basis	7	18
Other	20	19

Total deferred income tax liabilities	2,703	2,645

Total net deferred income tax liabilities	1,838	1,718
Current deferred income tax assets	254	101

Long-term deferred income tax liabilities	$2,092	$1,819

The Company’s consolidated effective income tax rate differs from the expected statutory tax rates. Expected income tax expense at statutory rates is reconciled to income tax expense as follows:

(in millions of Canadian dollars, except percentage)	2012	2011	2010

Statutory federal and provincial income tax rate	26.09%	28.75%	29.15%

Expected income tax expense at Canadian enacted statutory tax rates	$166	$200	$254
Increase (decrease) in taxes resulting from:
Items not subject to tax	(4)	(3)	(3)
Canadian tax rate differentials	(1)	(8)	(10)
Foreign tax rate differentials	(17)	(4)	—
Effect of tax rate increases	11	—	—
Tax credits	(4)	(15)	(16)
Other(1)	1	(43)	(5)

Income tax expense	$152	$127	$220

(1) Substantially all amounts in 2011 relate to uncertain tax positions.

The Company has no unrecognized tax benefits from capital losses at December 31, 2012 and 2011.

The Company has not provided a deferred liability for the income taxes, if any, which might become payable on any temporary difference associated with its foreign investments because the Company intends to indefinitely reinvest in its foreign investments and has no intention to realize this difference by a sale of its interest in foreign investments.

During the second quarter of 2012, legislation was enacted to cancel the previously planned province of Ontario’s corporate income tax rate reductions. As a result of these changes, the Company recorded an income tax expense of $11 million in the second quarter of 2012, based on its deferred income tax balances as at December 31, 2011.

At December 31, 2012, the Company has income tax operating losses carried forward of $1,195 million, which have been recognized as a deferred tax asset. Certain of these losses carried forward will begin to expire in 2015, with the majority expiring between 2022 and 2031. The Company also has minimum tax credits of approximately $40 million that will begin to expire in 2016 as well as investment tax credits of $35 million, certain of which will begin to expire in 2018, and track maintenance credits of $47 million which will begin to expire in 2025.

It is more likely than not that the Company will realize the majority of its deferred income tax assets from the generation of future taxable income, as the payments for provisions, reserves and accruals are made and losses and tax credits carried forward are utilized.

The following table provides a reconciliation of uncertain tax positions in relation to unrecognized tax benefits for Canada and the United States for the year ended December 31, 2012:

(in millions of Canadian dollars)	2012	2011	2010

Unrecognized tax benefits at January 1	$19	$60	$61
Increase in unrecognized:
Tax benefits related to the current year	2	3	5
Gross uncertain tax benefits related to prior years	—	1	2
Dispositions:
Gross uncertain tax benefits related to prior years	(2)	(45)	(5)
Settlements with tax authorities	—	—	(3)

Unrecognized tax benefits as at December 31	$19	$19	$60

If these uncertain tax positions were recognized, all of the amount of unrecognized tax positions as at December 31, 2012 would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense in the Company’s Consolidated Statement of Income. The total amount of accrued interest and penalties in 2012 was $nil (2011 – credit $15 million; 2010 — credit $7 million). The total amount of accrued interest and penalties associated with the unrecognized tax benefit at December 31, 2012 was $5 million (2011 – $5 million; 2010 – $20 million).

The Company and its subsidiaries are subject to either Canadian federal and provincial income tax, U.S. federal, state and local income tax, or the relevant income tax in other international jurisdictions. The Company has substantially concluded all Canadian federal and provincial income tax matters for the years through 2008. The federal and provincial income tax returns filed for 2009 and subsequent years remain subject to examination by the taxation authorities.

All U.S. federal income tax returns and generally all U.S. state and local income tax returns are closed to 2006. The income tax returns for 2007 and subsequent years continue to remain subject to examination by the taxation authorities.

The Company does not anticipate any material changes to the unrecognized tax benefits previously disclosed within the next 12 months as at December 31, 2012.

Earnings per share	12 Months Ended
Dec. 31, 2012
Earnings per share

8     Earnings per share

Basic earnings per share have been calculated using net income for the year divided by the weighted average number of shares outstanding during the year.

Diluted earnings per share have been calculated using the treasury stock method, which assumes that any proceeds received from the exercise of in-the-money options would be used to purchase Common Shares at the average market price for the period. For purposes of this calculation, at December 31, 2012, there were 4.2 million dilutive options outstanding (2011 – 4.7 million; 2010 – 2.7 million). These option totals at December 31, 2012 exclude 0.2 million options (2011 – 0.3 million; 2010 – 3.6 million) for which there are TSARs outstanding (Note 24), as these are not included in the dilution calculation.

The number of shares used in the earnings per share calculations is reconciled as follows:

(in millions)	2012	2011	2010

Weighted average shares outstanding	171.8	169.5	168.8
Dilutive effect of weighted average number of stock options	1.4	1.1	0.4

Weighted average diluted shares outstanding	173.2	170.6	169.2

In 2012, the number of options excluded from the computation of diluted earnings per share because their effect was not dilutive was 0.2 million (2011 – 1.4 million; 2010 – 0.9 million).

Other comprehensive loss and accumulated other comprehensive loss	12 Months Ended
Dec. 31, 2012
Other comprehensive loss and accumulated other comprehensive loss

9     Other comprehensive loss and accumulated other comprehensive loss

The components of “Accumulated other comprehensive loss”, net of tax, are as follows:

(in millions of Canadian dollars)	2012	2011

Unrealized foreign exchange loss on translation of the net investment in U.S. subsidiaries	$(308)	$(250)
Unrealized foreign exchange gain on translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	382	322
Deferred loss on settled hedge instruments	(1)	(17)
Unrealized effective (losses) on cash flow hedges	(11)	(3)
Amounts for defined benefit pension and other post-retirement plans not recognized in income	(2,828)	(2,788)
Equity accounted investments	(2)	—

Accumulated other comprehensive loss	$(2,768)	$(2,736)

Components of other comprehensive loss and the related tax effects are as follows:

(in millions of Canadian dollars)	Before tax amount	Income tax recovery (expense)	Net of tax amount

For the year ended December 31, 2012
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries	$(58)	$–	$(58)
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	69	(9)	60
Change in derivatives designated as cash flow hedges:
Realized gain on cash flow hedges recognized in income	6	(1)	5
Unrealized gain on cash flow hedges	3	–	3
Change in pension and other benefits actuarial gains and losses	(62)	12	(50)
Change in prior service pension and other benefit costs	12	(2)	10
Equity accounted investments	(2)	–	(2)

Other comprehensive loss	$(32)	$–	$(32)

For the year ended December 31, 2011
Unrealized foreign exchange gain (loss) on:
Translation of the net investment in U.S. subsidiaries	$59	$–	$59
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	(59)	8	(51)
Change in derivatives designated as cash flow hedges:
Realized gain on cash flow hedges	(17)	3	(14)
Unrealized gain on cash flow hedges	10	(1)	9
Change in pension and other benefits actuarial gains and losses	(892)	232	(660)
Change in prior service pension and other benefit costs	9	(2)	7

Other comprehensive loss	$(890)	$240	$(650)

For the year ended December 31, 2010
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries	$(124)	$–	$(124)
Translation of the U.S dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	142	(18)	124
Change in derivatives designated as cash flow hedges:
Unrealized gain on cash flow hedges	2	(1)	1
Change in pension and other benefits actuarial gains and losses	(472)	121	(351)
Change in prior service pension and other benefit costs	12	(3)	9

Other comprehensive loss	$(440)	$99	$(341)

Change in non-cash working capital balances related to operations	12 Months Ended
Dec. 31, 2012
Change in non-cash working capital balances related to operations

10    Change in non-cash working capital balances related to operations

(in millions of Canadian dollars)	2012	2011	2010
(Use) source of cash:
Accounts receivable, net	$(40)	$(69)	$(9)
Materials and supplies	7	(15)	23
Other current assets	15	(8)	(1)
Accounts payable and accrued liabilities	13	116	(29)

Change in non-cash working capital	$(5)	$24	$(16)

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents	11 Cash and cash equivalents

(in millions of Canadian dollars)	2012	2011
Cash	$24	$17
Short-term investments:
Deposits with financial institutions	309	30

Total cash and cash equivalents	$333	$47

Accounts receivable, net	12 Months Ended
Dec. 31, 2012
Accounts receivable, net

12    Accounts receivable, net

(in millions of Canadian dollars)	2012	2011
Freight	$410	$380
Non-freight	155	172

	565	552
Allowance for doubtful accounts	(19)	(34)

Total accounts receivable, net	$546	$518

The Company maintains an allowance for doubtful accounts based on expected collectability of accounts receivable. Credit losses are based on specific identification of uncollectible accounts, the application of historical percentages by aging category and an assessment of the current economic environment. At December 31, 2012, allowances of $19 million (2011 – $34 million; 2010 – $30 million) were recorded in “Accounts receivable, net”. During 2012, $3 million of doubtful accounts (2011 – $2 million; 2010 – $5 million) were expensed within “Purchased services and other”.

In 2010, the Company collected a $220 million settlement, including accrued interest, of a receivable from a major Canadian bank which carried an effective interest rate of 5.883%.

Investments	12 Months Ended
Dec. 31, 2012
Investments

13    Investments

(in millions of Canadian dollars)	2012	2011
Rail investments accounted for on an equity basis	$61	$65
Long-term floating rate notes (Note 19)	–	79
Other investments	22	23

Total investments	$83	$167

Properties	12 Months Ended
Dec. 31, 2012
Properties

14    Properties

	2012	2012			2011
(in millions of Canadian dollars)	Average annual depreciation rate	Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value
Track and roadway	2.7%	$13,273	$3,845	$9,428	$12,778	$3,552	$9,226
Buildings	3.4%	476	244	232	453	255	198
Rolling stock	2.5%	3,320	1,318	2,002	3,390	1,362	2,028
Information Systems(1)	12.3%	746	389	357	665	338	327
Other	4.6%	1,466	472	994	1,436	463	973

Total		$19,281	$6,268	$13,013	$18,722	$5,970	$12,752

(1) During 2012 CP capitalized costs attributable to the design and development of internal-use software in the amount of $105 million (2011 – $91 million; 2010 –$54 million). Current year depreciation expense related to internal use software was $78 million (2011 – $56 million; 2010 – $54 million).

Capital leases included in properties

		2012			2011
(in millions of Canadian dollars)		Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value
Buildings	$	1	$–	$1	$1	$–	$1
Rolling stock		510	179	331	515	165	350
Other		2	2	–	2	2	–

Total assets held under capital lease	$	513	$181	$332	$518	$167	$351

Goodwill and intangible assets	12 Months Ended
Dec. 31, 2012
Goodwill and intangible assets

15    Goodwill and intangible assets

(in millions of Canadian dollars)	Goodwill	Cost	Intangible assets Accumulated amortization	Net carrying amount

Balance at December 31, 2010	$147	$49	$(6)	$43
Amortization	–	–	(2)	(2)
Foreign exchange impact	3	1	–	1

Balance at December 31, 2011	$150	$50	$(8)	$42
Amortization	–	–	(1)	(1)
Foreign exchange impact	(4)	–	–	–
PRB option impairment (Note 3)	–	(26)	–	(26)

Balance at December 31, 2012	$146	$24	$(9)	$15

As part of the acquisition of DM&E in 2007, CP recognized goodwill of US$147 million on the allocation of the purchase price, determined as the excess of the purchase price over the fair value of the net assets acquired. Since the acquisition, the operations of DM&E have been integrated with CP’s U.S. operations and the related goodwill is allocated to CP’s U.S. reporting unit. Goodwill is tested for impairment at least once per year as at October 1st. The goodwill impairment test determines if the fair value of the reporting unit continues to exceed its net book value, or whether an impairment charge is required. The fair value of the reporting unit is affected by projections of its profitability including estimates of revenue growth, which are inherently uncertain.

Intangible assets of $15 million (2011 – $42 million), acquired in the acquisition of DM&E, includes favourable leases, customer relationships and interline contracts.

Due to continued deterioration in the market for domestic thermal coal, including a sharp deterioration in 2012, in the fourth quarter CP deferred plans to extend its rail network into the PRB coal mines indefinitely. The amount of the impairment associated with the option to expand the track network, previously included in intangible assets, was $26 million (Note 3).

The estimated amortization expense for intangible assets for 2013 to 2017 is insignificant each year.

Other assets	12 Months Ended
Dec. 31, 2012
Other assets

16    Other assets

(in millions of Canadian dollars)	2012	2011
Unamortized fees on long-term debt	$45	$47
Contracted customer incentives	8	11
Long-term materials	18	11
Prepaid leases	9	10
Other	61	64

Total other assets	$141	$143

Fees on long-term debt and contracted customer incentives are amortized to income over the term of the related debt and over the term of the related revenue contract, respectively.

Accounts payable and accrued liabilities	12 Months Ended
Dec. 31, 2012
Accounts payable and accrued liabilities

17    Accounts payable and accrued liabilities

(in millions of Canadian dollars)	2012	2011
Trade payables	$321	$387
Accrued charges	325	245
Payroll-related accruals	95	103
Accrued interest	75	64
Accrued vacation	74	76
Dividends payable	61	51
Provision for restructuring (Note 4)	59	20
Personal injury and other claims provision	54	53
Income and other taxes payable	36	39
Stock-based compensation liabilities	21	32
Provision for environmental remediation (Note 20)	12	15
Total return swap	–	3
Other	43	45

Total accounts payable and accrued liabilities	$1,176	$1,133

Long-term debt	12 Months Ended
Dec. 31, 2012
Long-term debt

18    Long-term debt

(in millions of Canadian dollars)		Maturity	Currency in which payable	2012	2011
6.500%	10-year Notes (A)	May 2018	US$	$ 273	$ 279
6.250%	10-year Medium Term Notes (A)	June 2018	CDN$	374	373
7.250%	10-year Notes (A)	May 2019	US$	347	355
9.450%	30-year Debentures (A)	Aug. 2021	US$	249	254
5.100%	10-year Medium Term Notes (A)	Jan. 2022	CDN$	125	125
4.500%	10-year Notes (A)	Jan. 2022	US$	244	250
4.450%	12.5-year Notes (A)	Mar. 2023	US$	347	354
7.125%	30-year Debentures (A)	Oct. 2031	US$	348	356
5.750%	30-year Debentures (A)	Mar. 2033	US$	241	246
5.950%	30-year Notes (A)	May 2037	US$	440	450
6.450%	30-year Notes (A)	Nov. 2039	CDN$	400	400
5.750%	30-year Notes (A)	Jan. 2042	US$	243	248
Secured Equipment Loan (B)		Aug. 2015	CDN$	98	116
5.41%	Senior Secured Notes (C)	Mar. 2024	US$	113	120
6.91%	Secured Equipment Notes (D)	Oct. 2024	CDN$	176	186
5.57%	Senior Secured Notes (E)	Dec. 2024	US$	60	63
7.49%	Equipment Trust Certificates (F)	Jan. 2021	US$	96	102
3.88%	Senior Secured Notes Series A & B (G)	Oct./Dec. 2026	US$	134	141
4.28%	Senior Secured Notes (H)	Mar. 2027	US$	70	–
Other long-term loans (nil% – 5.50%)		2014 - 2025	US$	2	2
Obligations under capital leases
	(4.90% – 6.99%) (I)	2013 - 2026	US$	271	285
Obligations under capital leases
	(12.77%) (I)	Jan. 2031	CDN$	3	3

				4,654	4,708
Perpetual 4% Consolidated Debenture Stock (J)			US$	30	31
Perpetual 4% Consolidated Debenture Stock (J)			GB£	6	6

				4,690	4,745
Less: Long-term debt maturing within one year				54	50

				$ 4,636	$ 4,695

At December 31, 2012, the gross amount of long-term debt denominated in U.S. dollars was US$3,538 million (2011 – US$3,508 million).

Annual maturities and principal repayments requirements, excluding those pertaining to capital leases, for each of the five years following 2012 are (in millions): 2013 – $46; 2014 – $49; 2015 – $123; 2016 – $30; 2017 – $27.

A.  These debentures and notes pay interest semi-annually and are unsecured, but carry a negative pledge.

On September 30, 2011, the Company redeemed US$101 million 5.75% Notes due in May 2013 with a carrying amount of $107 million pursuant to a call offer for a total cost of $113 million. Upon redemption of the Notes a net loss of $9 million was recognized to “Other income and charges”. The loss consisted largely of a redemption premium paid to note holders to redeem the Notes.

On September 13, 2011, the Company announced a cash tender offer and consent solicitation for any or all its outstanding US$246 million 6.25% Notes due October 15, 2011. Notes tendered with a principal value of US$204 million were redeemed on October 12, 2011, and the remaining US$42 million Notes not tendered were redeemed on October 17, 2011. Upon redemption of the Notes a net loss of $1 million was recognized to “Other income and charges”.

During December 2011, the Company issued $125 million 5.10% 10-year Medium Term Notes, US$250 million 4.50% 10-year Notes and US$250 million 5.75% 30-year Notes. Net proceeds from these offerings were $618 million and were largely used to make a $600 million voluntary prepayment to the Company’s main Canadian defined benefit pension plan.

During 2010, the Company issued US$350 million of 4.45% Notes due March 15, 2023. Net proceeds from this offering were $355 million and were used to make a voluntary prepayment to the Company’s main Canadian defined benefit pension plan.

B.  The Secured Equipment Loan is collateralized by specific locomotive units with a carrying value of $29 million at December 31, 2012, which reflects an asset impairment charge taken in the fourth quarter of 2012 (Note 3). The floating interest rate is calculated based on a six-month average Canadian Dollar Offered Rate (calculated based on an average of Bankers’ Acceptance rates) plus 53 basis points (2012 – 1.97%; 2011 – 1.94%; 2010 – 1.39%). The Company makes blended payments of principal and interest semi-annually. Final repayment of the remaining principal balance of $53 million is due in August 2015.

C.  The 5.41% Senior Secured Notes are collateralized by specific locomotive units with a carrying value of $147 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest. Final repayment of the remaining principal of US$44 million is due in March 2024.

D.  The 6.91% Secured Equipment Notes are full recourse obligations of the Company collateralized by a first charge on specific locomotive units with a carrying value of $146 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including October 2024.

E.  The 5.57% Senior Secured Notes are secured by specific locomotive units and other rolling stock with a combined carrying value of $67 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2024. Final repayment of the remaining principal of US$31 million is due in December 2024.

F.  The 7.49% Equipment Trust Certificates are secured by specific locomotive units with a carrying value of $101 million at December 31, 2012. The Company makes semi-annual payments that vary in amount and are interest-only payments or blended principal and interest payments. Final repayment of the remaining principal of US$11 million is due in January 2021.

G.  During 2011, the Company issued US$139 million 3.88% Series A and B Senior Secured Notes due in 2026 for net proceeds of $139 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $135 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2026. Final repayment of the remaining principal of US$69 million is due in the fourth quarter of 2026.

H.  During 2012, the Company issued US$71 million 4.28% Senior Secured Notes due in 2027 for net proceeds of $71 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $70 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including March 2027. Final repayment of the remaining principal of US$35 million is due in March 2027.

I.  At December 31, 2012, capital lease obligations included in long-term debt were as follows:

(in millions of Canadian dollars)	Year	Capital leases
Minimum lease payments in:
	2013	$27
	2014	160
	2015	13
	2016	14
	2017	12
	Thereafter	164

Total minimum lease payments		390
Less: Imputed interest		(116)

Present value of minimum lease payments		274
Less: Current portion		(8)

Long-term portion of capital lease obligations		$266

During the year, the Company had no additions to property, plant and equipment under capital lease obligations (2011 – $nil; 2010 – $1 million).

The carrying value of the assets collateralizing the capital lease obligations was $332 million at December 31, 2012.

J.  The Consolidated Debenture Stock, authorized by an Act of Parliament of 1889, constitutes a first charge upon and over the whole of the undertaking, railways, works, rolling stock, plant, property and effects of the Company, with certain exceptions.

On October 31, 2011, CP completed arrangements with 12 highly rated financial institutions for a committed $1.0 billion four year revolving credit agreement. This agreement incorporates a revolving facility limit of $600 million and a separate letter of credit facility limit of $400 million at pre-agreed pricing and has the ability to annually extend the term for an additional year with the consent of the lenders. The $1.0 billion revolving credit agreement also contains an accordion feature to accommodate up to an additional $300 million. At December 31, 2012, CP had available $460 million under the revolving facility limit and $145 million available under the letter of credit facility limit, of which the Company had utilized $395 million solely for letters of credit under both facilities. The weighted average annualized interest rate for drawn funds during 2012 was 2.94% (2011 – 1.98%; 2010 – not applicable). The agreement requires the Company not to exceed a maximum debt to total capitalization ratio. At December 31, 2012, the Company satisfied this threshold stipulated in the financial covenant. In addition, should CP’s senior unsecured debt not be rated at least investment grade by Moody’s and S&P, the Company’s credit agreement will also require it to maintain a minimum fixed charge coverage ratio.

Financial instruments	12 Months Ended
Dec. 31, 2012
Financial instruments

19    Financial instruments

A.  Fair values of financial instruments

The Company categorizes its financial assets and liabilities measured at fair value in line with the fair value hierarchy established by GAAP, that prioritizes, with respect to reliability, the inputs to valuation techniques used to measure fair value. This hierarchy consists of three broad levels. Level 1 inputs consist of quoted prices (unadjusted) in active markets for identical assets and liabilities and have the highest priority. Level 2 and 3 inputs are based on significant other observable inputs and significant unobservable inputs, respectively, and have lower priorities.

When possible, the estimated fair value is based on quoted market prices and, if not available, estimates from third party brokers. For non-exchange traded derivatives classified in Level 2, the Company uses standard valuation techniques to calculate fair value. Primary inputs to these techniques include observable market prices (interest, foreign exchange and commodity) and volatility, depending on the type of derivative and nature of the underlying risk. The Company uses inputs and data used by willing market participants when valuing derivatives and considers its own credit default swap spread as well as those of its counterparties in its determination of fair value.

The carrying values of financial instruments equal or approximate their fair values with the exception of long-term debt which has a fair value of approximately $5,688 million at December 31, 2012 (December 31, 2011 – $5,314 million) with a carrying value of $4,690 million (December 31, 2011 – $4,745 million). The estimated fair value of current and long-term borrowings has been determined based on market information where available, or by discounting future payments of interest and principal at estimated interest rates expected to be available to the Company at period end. All derivatives and long-term debt are classified as Level 2.

B.  Fair values of non-financial assets

During 2012, CP reviewed certain properties and certain related intangible assets for impairment as explained in Note 3 and estimated the fair values of those properties. The estimated fair value was based on measurements classified as Level 3 which resulted in the recording of a total impairment charge in 2012 of $265 million (Note 3). CP used third party information that was corroborated with other internal information to estimate the fair value of those properties.

The techniques used to value long-term floating rate notes, which were classified as Level 3, is discussed below:

Long-term floating rate notes

During 2012, the Company sold its remaining investment in long-term floating rate notes (Master Asset Vehicle (“MAV”) 2 Class A-1 and A-2 Notes) which had a carrying value of $81 million (original cost – $105 million) for proceeds of $81 million.

At December 31, 2012, the Company had no remaining investment in long-term floating rate notes (December 31, 2011 – carrying value $79 million, being the estimated fair value of the notes, reported in “Investments”).

Accretion, redemption of notes and other minor changes in market assumptions resulted in a net gain of $2 million in 2012 (2011 – $15 million; 2010 – $9 million), which was reported in “Other income and charges”.

The valuation technique and assumptions used by the Company to estimate the fair value of its investment in long-term floating rate notes during 2012 were similar to those used at December 31, 2011, and incorporated probability weighted discounted cash flows considered the best available public information regarding market conditions and other factors that a market participant would have considered for such investments.

C.  Financial risk management

The Company’s policy with respect to using derivative financial instruments is to selectively reduce volatility associated with fluctuations in interest rates, foreign exchange (“FX”) rates, the price of fuel and stock-based compensation expense. Where derivatives are designated as hedging instruments, the relationship between the hedging instruments and their associated hedged items is documented, as well as the risk management objective and strategy for the use of the hedging instruments. This documentation includes linking the derivatives that are designated as fair value or cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheet, commitments or forecasted transactions. At the time a derivative contract is entered into, and at least quarterly thereafter, an assessment is made whether the derivative item is effective in offsetting the changes in fair value or cash flows of the hedged items. The derivative qualifies for hedge accounting treatment if it is effective in substantially mitigating the risk it was designed to address.

It is not the Company’s intent to use financial derivatives or commodity instruments for trading or speculative purposes.

Credit risk management

Credit risk refers to the possibility that a customer or counterparty will fail to fulfil its obligations under a contract and as a result create a financial loss for the Company.

The railway industry predominantly serves financially established customers and the Company has experienced limited financial losses with respect to credit risk. The credit worthiness of customers is assessed using credit scores supplied by a third party, and through direct monitoring of their financial well-being on a continual basis. The Company establishes guidelines for customer credit limits and should thresholds in these areas be reached, appropriate precautions are taken to improve collectability.

Counterparties to financial instruments expose the Company to credit losses in the event of non-performance. Counterparties for derivative and cash transactions are limited to high credit quality financial institutions, which are monitored on an on-going basis. Counterparty credit assessments are based on the financial health of the institutions and their credit ratings from external agencies. The Company does not anticipate non-performance that would materially impact the Company’s financial statements. In addition, the Company believes there are no significant concentrations of credit risk.

Foreign exchange management

The Company is exposed to fluctuations in value of financial commitments, assets, liabilities, income or cash flows due to changes in FX rates. The Company conducts business transactions and owns assets in both Canada and the United States; as a result, revenues and expenses are incurred in both Canadian and U.S. dollars. The Company enters into foreign exchange risk management transactions primarily to manage fluctuations in the exchange rate between Canadian and U.S. currencies. In terms of net income, excluding FX on long-term debt, mitigation of U.S. dollar FX exposure is provided primarily through offsets created by revenues and expenses incurred in the same currency. Where appropriate, the Company negotiates with customers and suppliers to reduce the net exposure.

Occasionally the Company will enter into short-term FX forward contracts as part of its cash management strategy.

Net investment hedge

The FX gains and losses on long-term debt are mainly unrealized and can only be realized when U.S. dollar denominated long-term debt matures or is settled. The Company also has long-term FX exposure on its investment in U.S. affiliates. The majority of the Company’s U.S. dollar denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. This designation has the effect of mitigating volatility on net income by offsetting long-term FX gains and losses on U.S. dollar denominated long-term debt and gains and losses on its net investment. The effective portion recognized in “Other comprehensive loss” in 2012 was an unrealized foreign exchange gain of $69 million (2011 – unrealized loss of $59 million; 2010 – unrealized gain of $142 million). There was no ineffectiveness during 2012 (2011 – $nil; 2010 – gain of $3 million).

Foreign exchange forward contracts

The Company may enter into FX forward contracts to lock-in the amount of Canadian dollars it has to pay on U.S. denominated debt maturities.

At December 31, 2012, the Company had FX forward contracts to fix the exchange rate on US$100 million of principal outstanding on a capital lease due in January 2014, US$175 million of its 6.50% Notes due in May 2018, and US$100 million of its 7.25% Notes due in May 2019. At December 31, 2011, the Company had FX forward contracts to fix the exchange rate on US$175 million of its 6.50% Notes due in May 2018, and US$100 million of its 7.25% Notes due in May 2019. These derivatives, which are accounted for as cash flow hedges, guarantee the amount of Canadian dollars that the Company will repay when these obligations mature.

During 2012, an unrealized foreign exchange loss of $4 million (2011 – realized and unrealized gain of $8 million; 2010 – unrealized loss of $1 million) was recorded in “Other income and charges” in relation to these derivatives. The losses in 2012 and 2010 recorded in “Other income and charges” were largely offset by the unrealized foreign exchange gains on the underlying debt which the derivatives were designated to hedge. Similarly, the gains in 2011 were largely offset by the unrealized losses on the underlying debt.

At December 31, 2012, the unrealized gain derived from these FX forwards was $8 million which was included in “Other assets” with the offset reflected as an unrealized gain of $6 million in “Accumulated other comprehensive loss” and as an unrealized gain of $2 million in “Retained earnings”. At December 31, 2011, the unrealized gain derived from these FX forwards was $6 million which was included in “Other assets” with the offset reflected as an unrealized loss of $1 million in “Accumulated other comprehensive loss” and as an unrealized gain of $7 million in “Retained earnings”.

During 2011, in anticipation of a cash tender to offer to redeem the Company’s US$101 million 5.75% May 2013 Notes, the Company unwound a similar amount of FX forward contracts to fix the exchange rate on these Notes for total proceeds of $2 million (Note 18).

At December 31, 2012, the Company expected that, during the next twelve months, unrealized pre-tax losses of $3 million would be reclassified to “Other income and charges”.

Interest rate management

The Company is exposed to interest rate risk, which is the risk that the fair value or future cash flows of a financial instrument will vary as a result of changes in market interest rates. In order to manage funding needs or capital structure goals, the Company enters into debt or capital lease agreements that are subject to either fixed market interest rates set at the time of issue or floating rates determined by on-going market conditions. Debt subject to variable interest rates exposes the Company to variability in interest expense, while debt subject to fixed interest rates exposes the Company to variability in the fair value of debt.

To manage interest rate exposure, the Company accesses diverse sources of financing and manages borrowings in line with a targeted range of capital structure, debt ratings, liquidity needs, maturity schedule, and currency and interest rate profiles. In anticipation of future debt issuances, the Company may enter into forward rate agreements such as treasury rate locks, bond forwards or forward starting swaps, designated as cash flow hedges, to substantially lock in all or a portion of the effective future interest expense. The Company may also enter into swap agreements, designated as fair value hedges, to manage the mix of fixed and floating rate debt.

Interest rate swaps

At December 31, 2012 and December 31, 2011, the Company had no outstanding interest rate swaps, nor did it enter into or unwind any such transactions during 2012.

During 2011, the Company amortized $5 million (2010 – $4 million) of deferred gains to “Net interest expense” relating to interest rate swaps previously unwound in 2010 and 2009. In addition, during 2011, the Company amortized $2 million of deferred gains to “Other income and charges” as a result of the redemption of 5.75% 2013 Notes (Note 18). These gains were deferred as a fair value adjustment to the underlying debts that were hedged and were amortized to “Net interest expense” until the debts were redeemed in 2011.

Treasury rate locks

At December 31, 2012, the Company had net unamortized losses related to interest rate locks, which are accounted for as cash flow hedges, settled in previous years totalling $22 million (December 31, 2011 – $22 million). This amount is composed of various unamortized gains and losses related to specific debts which are reflected in “Accumulated other comprehensive loss” and are amortized to “Net interest expense” in the period that interest on the related debt is charged. The amortization of these gains and losses resulted in a negligible increase to “Net interest expense” and “Other comprehensive loss” in 2012 (2011 – negligible; 2010 – $2 million).

At December 31, 2012, the Company expected that, during the next twelve months, a negligible amount of loss related to these previously settled derivatives would be reclassified to “Net interest expense”.

Fuel price management

The Company is exposed to commodity risk related to purchases of diesel fuel and the potential reduction in net income due to increases in the price of diesel. Fuel expense constitutes a large portion of the Company’s operating costs and volatility in diesel fuel prices can have a significant impact on the Company’s income. Items affecting volatility in diesel prices include, but are not limited to, fluctuations in world markets for crude oil and distillate fuels, which can be affected by supply disruptions and geopolitical events.

The impact of variable fuel expense is mitigated substantially through fuel cost recovery programs which apportion incremental changes in fuel prices to shippers through price indices, tariffs, and by contract, within agreed upon guidelines. While these programs provide effective and meaningful coverage, residual exposure remains as the fuel expense risk cannot be completely recovered from shippers due to timing and volatility in the market. The Company continually monitors residual exposure, and where appropriate, may enter into derivative instruments.

Derivative instruments used by the Company to manage fuel expense risk may include, but are not limited to, swaps and options for crude oil, diesel and crack spreads.

Energy futures

At December 31, 2012, the Company had diesel futures contracts, which are accounted for as cash flow hedges, to purchase approximately 20 million U.S. gallons during the period January to December 2013 at an average price of $2.98 per U.S. gallon. This represents approximately 7% of estimated fuel purchases for this period. At December 31, 2012, the unrealized loss on these futures contracts was negligible (December 31, 2011 – unrealized loss $3 million) and was reflected in “Accounts payable and accrued liabilities” with the offset, net of tax, reflected in “Accumulated other comprehensive loss” on the Consolidated Balance Sheets.

The impact of settled commodity swaps decreased “Fuel” in 2012 by $1 million as a result of realized gains on diesel swaps (2011 – realized gains $8 million; 2010 – realized gains $3 million).

At December 31, 2012, the Company expected that, during the next twelve months, a negligible amount of pre-tax holding losses on diesel future contracts would be realized and recognized in “Fuel” as a result of these derivatives being settled.

Stock-based compensation expense management

Total return swaps (“TRS”)

The Company is exposed to stock-based compensation risk, which is the probability of increased compensation expense when the Company’s share price rises.

The TRS was a derivative that provided a gain to offset increased compensation expense as the share price increased and a loss to offset reduced compensation expense when the share price declined. If stock-based compensation share units fall out of the money after entering the program, the loss associated with the swap would no longer be fully offset by the compensation expense reductions, which would reduce the effectiveness of the swap. This derivative was not designated as a hedge and changes in fair value were recognized in net income in the period in which the change occurred.

During 2012, the Company exited the TRS program and unwound 0.6 million of its remaining share units for proceeds of $3 million. During the same period of 2011, the program was reduced by 0.5 million share units at minimal cost.

At December 31, 2012, the Company had no share units remaining in the TRS. At December 31, 2011, the Company had 0.6 million remaining in the TRS with an unrealized loss of $3 million which was included in “Accounts payable and accrued liabilities” on the Consolidated Balance Sheets.

“Compensation and benefits” expense on the Company’s Consolidated Statements of Income included a net gain on these swaps of $6 million in 2012 (2011 – $3 million; 2010 – $12 million).

Other long-term liabilities	12 Months Ended
Dec. 31, 2012
Other long-term liabilities

20    Other long-term liabilities

(in millions of Canadian dollars)	2012	2011
Provision for environmental remediation, net of current portion(1)	$77	$82
Provision for restructuring, net of current portion(2) (Note 4)	27	35
Deferred gains on sale leaseback transactions	34	38
Deferred revenue on rights-of-way license agreements, net of current portion	33	34
Stock-based compensation liabilities, net of current portion	26	61
Asset retirement obligations (Note 21)	23	23
Deferred retirement compensation (Note 28)	16	–
Other, net of current portion	70	92

Total other long-term liabilities	$306	$365

(1) As at December 31, 2012, the aggregate provision for environmental remediation, including the current portion was $89 million (2011 – $97 million).

(2) As at December 31, 2012, the aggregate provision for restructuring, including the current portion was $89 million (2011 – $55 million).

The deferred revenue on rights-of-way license agreements, and deferred gains on sale leaseback transactions are being amortized to income on a straight-line basis over the related lease terms. Deferred income credits are being amortized over the life of the related asset.

Environmental remediation accruals

Environmental remediation accruals cover site-specific remediation programs. Environmental remediation accruals are measured on an undiscounted basis and are recorded when the costs to remediate are probable and reasonably estimable. The estimate of the probable costs to be incurred in the remediation of properties contaminated by past railway use reflects the nature of contamination at individual sites according to typical activities and scale of operations conducted. CP has developed remediation strategies for each property based on the nature and extent of the contamination, as well as the location of the property and surrounding areas that may be adversely affected by the presence of contaminants, considering available technologies, treatment and disposal facilities and the acceptability of site-specific plans based on the local regulatory environment. Site-specific plans range from containment and risk management of the contaminants through to the removal and treatment of the contaminants and affected soils and ground water. The details of the estimates reflect the environmental liability at each property. Provisions for environmental remediation costs are recorded in “Other long-term liabilities”, except for the current portion which is recorded in “Accounts payable and accrued liabilities”. Payments are expected to be made over 10 years to 2022.

The accruals for environmental remediation represent CP’s best estimate of its probable future obligation and includes both asserted and unasserted claims, without reduction for anticipated recoveries from third parties. Although the recorded accruals include CP’s best estimate of all probable costs, CP’s total environmental remediation costs cannot be predicted with certainty. Accruals for environmental remediation may change from time to time as new information about previously untested sites becomes known, environmental laws and regulations evolve and advances are made in environmental remediation technology. The accruals may also vary as the courts decide legal proceedings against outside parties responsible for contamination. These potential charges, which cannot be quantified at this time, may materially affect income in the particular period in which a charge is recognized. Costs related to existing, but as yet unknown, or future contamination will be accrued in the period in which they become probable and reasonably estimable. Changes to costs are reflected as changes to “Other long-term liabilities” or “Accounts payable and accrued liabilities” on the Consolidated Balance Sheets and to “Purchased services and other” within operating expenses on the Consolidated Statements of Income. The amount charged to income in 2012 was $4 million (2011 – $3 million; 2010 – $4 million).

Asset retirement obligations	12 Months Ended
Dec. 31, 2012
Asset retirement obligations

21    Asset retirement obligations

Asset retirement obligations are recorded in “Other long-term liabilities”. The majority of these liabilities are discounted at 6.25%. Accretion expense is included in “Depreciation and amortization” on the Consolidated Statements of Income.

(in millions of Canadian dollars)	2012	2011

Opening balance, January 1	$23	$22
Accretion	1	1
Liabilities settled	(1)	–

Closing balance, December 31	$23	$23

Upon the ultimate retirement of grain-dependent branch lines, the Company has to pay a fee, levied under the Canada Transportation Act, of $30,000 per mile of abandoned track. The undiscounted amount of the liability was $39 million at December 31, 2012 (2011 – $41 million), which, when present valued, was $20 million at December 31, 2012 (2011 – $21 million). The payments are expected to be made in the 2013 – 2044 period.

The Company also has a liability on a joint facility that will have to be settled upon retirement based on a proportion of use during the life of the asset. The estimate of the obligation at December 31, 2012, was $19 million (2011 – $18 million), which, when present valued, was $3 million at December 31, 2012 (2011 – $2 million). For purposes of estimating this liability, the payment related to the retirement of the joint facility is anticipated to be made in 32 years.

Shareholders' equity	12 Months Ended
Dec. 31, 2012
Shareholders' equity

22    Shareholders’ equity

Authorized and issued share capital

The Company’s Articles of Incorporation authorize for issuance an unlimited number of Common Shares and an unlimited number of First Preferred Shares and Second Preferred Shares. At December 31, 2012, no Preferred Shares had been issued.

An analysis of Common Share balances is as follows:

(number of shares in millions)	2012	2011	2010

Share capital, January 1	170.0	169.2	168.5
Shares issued under stock option plans	3.9	0.8	0.7

Share capital, December 31	173.9	170.0	169.2

The change in the “Share capital” balances includes $6 million (2011 – $1 million; 2010 – $2 million) related to the cancellation of the TSARs liability on exercise of tandem stock options, and $70 million (2011 – $11 million; 2010 – $8 million) of stock-based compensation transferred from “Additional paid-in capital”.

Pension and other benefits	12 Months Ended
Dec. 31, 2012
Pension and other benefits

23    Pension and other benefits

The Company has both defined benefit (“DB”) and defined contribution (“DC”) pension plans. At December 31, 2012, the Canadian pension plans represent approximately 99% of total combined pension plan assets and approximately 98% of total combined pension plan obligations.

The DB plans provide for pensions based principally on years of service and compensation rates near retirement. Pensions for Canadian pensioners are partially indexed to inflation. Annual employer contributions to the DB plans, which are actuarially determined, are made on the basis of being not less than the minimum amounts required by federal pension supervisory authorities.

The Company has other benefit plans including post-retirement health and life insurance for pensioners, and post-employment long-term disability and workers’ compensation benefits, which are based on Company-specific claims. At December 31, 2012, the Canadian other benefits plans represent approximately 95% of total combined other plan obligations.

The Finance Committee of the Board of Directors has approved an investment policy that establishes long-term asset mix targets which take into account the Company’s expected risk tolerances. Pension plan assets are managed by a suite of independent investment managers, with the allocation by manager reflecting these asset mix targets. Most of the assets are actively managed with the objective of outperforming applicable capital market indices. In accordance with the investment policy, derivative instruments may be used to replicate stock market index returns, to partially hedge foreign currency exposures and to reduce asset/liability interest rate mismatch risk. At December 31, 2012, derivatives were primarily being used to partially hedge foreign currency exposures. The investment policy was revised effective April 1, 2011 to prohibit the managers from investing in securities of the Company or its subsidiaries; they are permitted to retain any such securities acquired prior to such date, subject to statutory requirements.

To develop the expected long-term rate of return assumption used in the calculation of net periodic benefit cost applicable to the market-related value of assets, the Company considers the expected composition of the plans’ assets, past experience and future estimates of long-term investment returns. Future estimates of investment returns reflect the expected annual yield on applicable fixed income capital market indices, the long-term expected risk premium (relative to long-term government bond yields) for public equity, real estate and infrastructure securities and the expected added value (relative to applicable capital market indices) from active management of pension fund assets.

The Company has elected to use a market-related value of assets for the purpose of calculating net periodic benefit cost, developed from a five-year average of market values for the plans’ public equity securities (with each prior year’s market value adjusted to the current date for assumed investment income during the intervening period) plus the market value of the plans’ fixed income, real estate and infrastructure securities.

The benefit obligation is discounted using a discount rate that is a blended interest rate for a portfolio of high-quality corporate debt instruments with matching cash flows. The discount rate is determined by management with the aid of third-party actuaries.

The elements of net periodic benefit cost for DB pension plans and other benefits recognized in the year included the following components:

	Pensions			Other benefits
(in millions of Canadian dollars)	2012	2011	2010	2012	2011	2010

Current service cost (benefits earned by employees in the year)	$131	$105	$86	$19	$17	$16
Interest cost on benefit obligation	452	460	464	24	26	28
Expected return on fund assets	(752)	(674)	(598)	–	(1)	(1)
Recognized net actuarial loss	208	142	71	3	8	2
Amortization of prior service costs	2	13	13	–	(1)	(2)

Net periodic benefit cost	$41	$46	$36	$46	$49	$43

Information about the Company’s DB pension plans and other benefits, in aggregate, is as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2012	2011	2012	2011

Change in projected benefit obligation:
Benefit obligation at January 1	$10,099	$8,984	$536	$494
Current service cost	131	105	19	17
Interest cost	452	460	24	26
Employee contributions	58	60	–	–
Benefits paid	(525)	(471)	(35)	(35)
Foreign currency changes	(4)	3	(1)	–
Plan amendments and other	(11)	(3)	–	7
Actuarial loss	447	961	(8)	27

Projected benefit obligation at December 31	$10,647	$10,099	$535	$536

Change in fund assets:
Fair value of fund assets at January 1	$9,215	$8,310	$11	$11
Actual return on fund assets	916	621	(1)	–
Employer contributions	102	693	34	35
Employee contributions	58	60	–	–
Benefits paid	(525)	(471)	(35)	(35)
Foreign currency changes	(3)	2	–	–

Fair value of fund assets at December 31	$9,763	$9,215	$9	$11

Funded status – plan deficit	$(884)	$(884)	$(526)	$(525)

Amounts recognized in the Company’s Consolidated Balance Sheet are as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2012	2011	2012	2011

Accounts payable and accrued liabilities	$8	$–	$36	$37
Pension and other benefit liabilities	876	884	490	488

Total amount recognized	$884	$884	$526	$525

The defined benefit pension plans’ accumulated benefit obligation as at December 31, 2012 was $10,122 million (2011 – $9,618 million). The accumulated benefit obligation is calculated on a basis similar to the projected benefit obligation, except no future salary increases are assumed in the projection of future benefits.

The measurement date used to determine the plan assets and the accrued benefit obligation is December 31st. The most recent actuarial valuation for pension funding purposes for the Company’s main Canadian pension plan was performed as at January 1, 2012. During 2013, the Company expects to file a new valuation with the pension regulator.

During the first quarter of 2013, the Board of Directors of the Company approved certain changes to the Canadian defined benefit pension plan which, if implemented as proposed, are expected to take effect in 2013 and will reduce the Canadian defined benefit pension’s liability by approximately $127 million.

Amounts recognized in accumulated other comprehensive loss are as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2012	2011	2012	2011

Net actuarial loss:
Other than deferred investment losses	$3,761	$3,063	$108	$119
Deferred investment losses	40	665	–	–
Prior service cost	(11)	1	5	4
Deferred income tax	(1,045)	(1,030)	(30)	(34)

Total	$2,745	$2,699	$83	$89

The unamortized actuarial loss and the unamortized prior service cost included in “Accumulated other comprehensive loss” that is expected to be recognized in net periodic benefit cost during 2013 are $267 million and a recovery of $2 million, respectively, for pensions and $6 million and $nil, respectively, for other post-retirement benefits.

Weighted-average actuarial assumptions used were approximately:

(percentages)	2012		2011		2010

Benefit obligation at December 31:
Discount rate	4.28		4.55		5.20
Projected future salary increases	3.00		3.00		3.00
Health care cost trend rate	8.00	(1)	8.00	(1)	8.00	(2)
Benefit cost for year ended December 31:
Discount rate	4.55		5.20		5.90
Expected rate of return on fund assets	7.75		7.75		7.75
Projected future salary increases	3.00		3.00		3.00
Health care cost trend rate	8.00	(1)	8.00	(2)	8.50	(2)

(1) The health care cost trend rate is assumed to be 8.0% in 2013 (8.0% in 2012), and then decreasing by 0.5% per year to an ultimate rate of 5.0% per year in 2019 and thereafter.

(2) The health care cost trend rate was previously projected to decrease by 0.5% per year to approximately 5.0% per year in 2017.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in the assumed health care cost trend rate would have the following effects:

(in millions of Canadian dollars) Favourable (unfavourable)	One percentage point increase	One percentage point decrease

Effect on the total of service and interest costs	(1)	1
Effect on post-retirement benefit obligation	(8)	8

Plan assets

Plan assets are recorded at fair value. The major asset categories are public equity securities, debt securities, and real estate and infrastructure funds. The fair values of the public equity and debt securities are primarily based on quoted market prices. Real estate values are based on annual valuations performed by external parties, taking into account current market conditions and recent sales transactions where practical and appropriate. Infrastructure values are based on the fair value of each fund’s assets as calculated by the fund manager, generally using a discounted cash flow analysis that takes into account current market conditions and recent sales transactions where practical and appropriate.

The Company’s pension plan asset allocation, the current weighted average asset allocation targets and the current weighted average policy range for each major asset class, were as follows:

	Current asset allocation target	Current policy range	Percentage of plan assets at December 31
Asset allocation (percentage)			2012	2011

Public equity securities	45.7	30 – 51	45.9	40.1
Debt securities	42.3	39 – 53	42.7	49.2
Real estate and infrastructure	12.0	10 – 17	11.4	10.7

Total			100.0	100.0

The following is a summary of the assets of the Company’s defined benefit pension plans at fair values at December 31, 2012 and a comparative summary at December 31, 2011:

(in millions of Canadian dollars) December 31, 2012	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Cash and cash equivalents	$70	$7	$–	$77
Government bonds(1)	–	2,810	–	2,810
Corporate bonds(1)	–	1,249	–	1,249
Mortgages(1)	–	34	–	34
Public equities
• Canada	1,130	28	–	1,158
• U.S. and international	3,316	13	–	3,329
Real estate(2)	–	–	779	779
Infrastructure(2)	–	–	333	333
Derivative liabilities(3)	–	(6)	–	(6)

	$4,516	$4,135	$1,112	$9,763

December 31, 2011
Cash and cash equivalents	$48	$299	$–	$347
Government bonds(1)	–	2,839	–	2,839
Corporate bonds(1)	–	1,264	–	1,264
Mortgages(1)	–	18	4	22
Public equities
• Canada	882	81	–	963
• U.S. and international	2,310	30	–	2,340
Real estate(2)	–	–	691	691
Infrastructure(2)	–	–	294	294
Derivative assets(3)	–	455	–	455

	$3,240	$4,986	$989	$9,215

(1) Government & Corporate Bonds:

Fair values for bonds are based on market prices supplied by external vendors. When a market price is not available from independent sources, the bonds are valued at the last available price.

Mortgages: The fair value measurement of $34 million (2011 – $18 million) of mortgages categorized as Level 2 is based on current market yields of financial instruments of similar maturity, coupon and risk factors.

(2) Real Estate:

The fair value of real estate investments of $779 million (2011 – $691 million) is based on property appraisals which use a number of approaches that typically include a discounted cash flow analysis, a direct capitalization income method and/or a direct comparison approach. Appraisals of real estate investments are generally performed semi-annually by qualified external accredited appraisers.

Infrastructure:

Infrastructure fund values of $333 million (2011 – $294 million) are based on the fair value of the fund assets as calculated by the fund manager, generally using a discounted cash flow analysis that takes into account current market conditions and recent sales transactions where practical and appropriate.

(3) The Company’s pension funds may utilize the following derivative instruments: equity futures to replicate equity index returns (Level 2); currency forwards to partially hedge foreign currency exposures (Level 2); bond forwards to reduce asset/liability interest rate risk exposures (Level 2); interest rate swaps to manage duration and interest rate risk (Level 2); credit default swaps to manage credit risk (Level 2); and options to manage interest rate risk and volatility (Level 2). At December 31, 2012 the pension funds’ utilization of derivatives was primarily currency forwards.

During 2011 and 2012 the portion of the assets of the Company’s defined benefit pension plans measured at fair value using unobservable inputs (Level 3) changed as follows:

(in millions of Canadian dollars)	Mortgages	Real estate	Infrastructure	Total

As at January 1, 2011	$5	$620	$254	$879
Contributions	–	7	17	24
Disbursements	(2)	(10)	–	(12)
Net realized gains	–	4	–	4
Increase in net unrealized gains	1	70	23	94

As at December 31, 2011	$4	$691	$294	$989
Contributions	–	39	27	66
Disbursements	(1)	(36)	–	(37)
Net transfer out of Level 3	(3)	–	–	(3)
Net realized gains	–	19	–	19
Increase in net unrealized gains	–	66	12	78

As at December 31, 2012	$–	$779	$333	$1,112

The Company’s expected long-term target return is 7.75%, net of all fees and expenses. In identifying the asset allocation ranges, consideration was given to the long-term nature of the underlying plan liabilities, the solvency and going-concern financial position of the plan, long-term return expectations and the risks associated with key asset classes as well as the relationships of returns on key asset classes with each other, inflation and interest rates. When advantageous and with due consideration, derivative instruments may be utilized, provided the total value of the underlying assets represented by financial derivatives, excluding currency forwards, is limited to 30% of the market value of the fund.

When investing in foreign securities, the plans are exposed to foreign currency risk. Most of the plans’ non-Canadian public equity and infrastructure foreign currency exposures are 50% hedged. Most of the plans’ debt securities and all of the plans’ real estate holdings are Canadian-dollar denominated. Net of the above hedging, the plans were 10% exposed to the U.S. dollar, 6% exposed to European currencies, and 6% exposed to various other currencies, as at December 31, 2012.

At December 31, 2012, fund assets consisted primarily of listed stocks and bonds, including 6.91% Secured Equipment Notes issued by the Company at a par value of $2 million (2011 – $2 million) and a market value of $3 million (2011 – $3 million), and 6.25% Unsecured Notes issued by the Company at a par value of $2 million (2011 – $2 million) and a market value of $2 million (2011 – $2 million).

Cash flows

In 2012, the Company contributed $107 million to its pension plans (2011 – $698 million; 2010 – $840 million), including $5 million to the defined contribution plans (2011 – $5 million; 2010 – $3 million), $89 million to the Canadian registered and U.S. qualified defined benefit pension plans (2011 – $696 million; 2010 – $829 million), and $13 million to the Canadian non-registered supplemental pension plan (2011 – $3 million net refund; 2010 – $8 million contribution). Contributions to the Canadian registered defined benefit plan included voluntary prepayments of $600 million in 2011 and $650 million in 2010. In addition, the Company made payments directly to employees, their beneficiaries or estates or to third-party benefit administrators of $35 million in 2012 (2011 – $35 million; 2010 – $34 million) with respect to other benefits.

Total contributions for all of the Company’s defined benefit pension plans are expected to be in the range of $100 million to $125 million in 2013.

Estimated future benefit payments

The estimated future defined benefit pension and other benefit payments to be paid by the plans for each of the next five years and the subsequent five-year period are as follows:

(in millions of Canadian dollars)	Pensions	Other benefits

2013	$477	$38
2014	499	37
2015	517	37
2016	536	37
2017	556	37
2018 – 2022	3,041	178

The benefit payments from the Canadian registered and U.S. qualified defined benefit pension plans are payable from their respective pension funds. Benefit payments from the supplemental pension plan and from the other benefits plans are payable directly from the Company.

Defined contribution plan

Canadian non-unionized employees hired prior to July 1, 2010 had the option to participate in the Canadian DC plan. All Canadian non-unionized employees hired after such date must participate in this plan. Employee contributions are based on a percentage of salary. The Company matches employee contributions to a maximum percentage each year.

Effective July 1, 2010, a new U.S. DC plan was established. All U.S. non-unionized employees hired after such date must participate in this plan. Employees do not contribute to the plan. The Company annually contributes a percentage of salary.

The DC plans provide a pension based on total employee and employer contributions plus investment income earned on those contributions.

In 2012, the net cost of the DC plans, which generally equals the employer’s required contribution, was $5 million (2011 – $5 million; 2010 – $3 million).

Contributions to multi-employer plans

Some of the Company’s unionized employees in the U.S. are members of a U.S. national multi-employer benefit plan. Contributions made by the Company to this plan in 2012 in respect of post-retirement medical benefits were $6 million (2011 – $6 million; 2010 – $5 million).

Stock-based compensation	12 Months Ended
Dec. 31, 2012
Stock-based compensation

24     Stock-based compensation

At December 31, 2012, the Company had several stock-based compensation plans, including stock option plans, various cash settled liability plans and an employee stock savings plan. These plans resulted in an expense in 2012 of $64 million (2011 – $43 million; 2010 – $71 million).

Accelerated vesting due to changes in the composition of the Board of Directors

Most of the stock-based compensation plans include a provision whereby vesting is accelerated should certain changes in the composition of the Board of Directors occur. These provisions were triggered on June 26, 2012 and the recognition of the revised vesting terms as outlined in the stock-based compensation plans resulted in a credit to “Compensation and benefits” of $8 million in the second quarter of 2012. RSUs and TSARs were not impacted by this change and for DSUs 14,080 units were subject to immediate vesting. The impact discussed above on options and performance share units is outlined in more detail below.

A. Stock Option Plans

Regular options and TSARs

With the granting of regular options, employees may be simultaneously granted TSARs equivalent to the number of regular options granted (stock options granted prior to January 2009 were simultaneously granted TSARs equivalent to one-half the regular options granted). The last issue of TSARs was in April 2010. A TSAR entitles the holder to receive payment of an amount equal to the excess of the market value of a Common Share at the exercise date of the TSAR over the related option exercise price. The liability for TSARs is recognized and measured at its fair value. Pursuant to the employee plans, regular options and TSARs vest between 12 and 48 months after the grant date, and will expire after 10 years. Certain of these options granted are only exercisable after employment is terminated.

Where an option granted is a tandem award, the holder can choose to exercise an option or a TSAR of equal intrinsic value.

As a result of changes to Canadian tax legislation, which eliminated the favourable tax treatment on cash settled compensation awards, the Company offered employees the option of cancelling the outstanding SAR and keeping in place the outstanding option. During 2011, the Company cancelled 3.5 million SARs and reclassified the fair value of the previously recognized liability ($75 million) and the recognized deferred tax asset ($18 million) to “Additional paid-in capital”. The terms of the awards were not changed and as a result no incremental cost was recognized. The weighted-average fair value of the units cancelled was $23.75.

The recent changes to the composition of the Board triggered the immediate vesting on June 26, 2012 of all unvested regular options granted prior to 2012 and 4,000 unvested options granted in 2012.

Performance Options

Performance options, granted prior to 2007, vest after 48 months, unless certain performance targets are achieved, in which case vesting is accelerated, and will expire five years after the grant date (“performance-accelerated options”). As at December 31, 2012, no performance-accelerated options were outstanding. Beginning in 2007, performance options granted will only vest when certain performance targets are achieved and will not vest if the performance targets are not achieved within a specific time frame. These options will expire five years and three months after the grant date (“performance-contingent options”). The recent changes to the composition of the Board triggered the immediate vesting on June 26, 2012 of all unvested performance-contingent options that had not previously expired.

Summary of regular and performance options

The following table summarizes the Company’s fixed stock option plans (that do not have a TSAR attached to them) as of December 31:

	Options outstanding		Nonvested options
	Number of options	Weighted average exercise price	Number of options	Weighted average grant date fair value

Outstanding, January 1, 2012	6,915,323	$53.42	2,650,050		$16.04
New options granted	1,471,746	78.19	1,471,746		19.04
Exercised	(3,733,028)	50.53	NA		NA
Vested	NA	NA	(2,269,650)		14.69
Forfeited	(39,050)	63.25	(38,450)		17.14
Expired	(388,350)	62.43	(385,100)		12.12

Outstanding at December 31, 2012	4,226,641	63.69	1,428,596		20.70

Vested or expected to vest at(1)
December 31, 2012	4,149,128	$63.35	NA	$	NA

Exercisable at December 31, 2012	2,798,045	$56.44	NA	$	NA

(1) As at December 31, 2012, the weighted average remaining term of vested or expected to vest options was 6.4 years with an aggregate intrinsic value of $156 million.

The following table provides the number of stock options outstanding and exercisable as at December 31, 2012 by range of exercise price and their related intrinsic aggregate value, and for options outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money stock options, which represents the amount that would have been received by option holders had they exercised their options on December 31, 2012 at the Company’s closing stock price of $100.90.

	Options outstanding				Options exercisable
Range of exercise prices	Number of options	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of options	Weighted average exercise price	Aggregate intrinsic value (millions)

$31.45 – $58.00	1,465,395	3.8	$46.30	$80	1,465,395	$46.30	$80
$58.01 – $71.69	1,306,400	5.0	66.78	45	1,306,400	66.78	45
$71.70 – $97.70	1,454,846	9.0	78.22	33	26,250	75.11	1

Total(1)	4,226,641	5.9	$63.69	$158	2,798,045	$56.44	$126

(1) As at December 31, 2012, the total number of in-the-money stock options outstanding was 4,226,641 with a weighted-average exercise price of $63.69. The weighted-average years to expiration of exercisable stock options is 4.4 years.

Under the fair value method, the fair value of options at the grant date was approximately $28 million for options issued in 2012 (2011 – $12 million; 2010 – $1 million). The weighted average fair value assumptions were approximately:

	2012	2011	2010

Expected option life (years)(1)	6.03	6.30	6.25
Risk-free interest rate(2)	1.47%	2.79%	2.78%
Expected stock price volatility(3)	31%	31%	30%
Expected annual dividends per share(4)	$1.40	$1.20	$1.08
Estimated forfeiture rate(5)	1.2%	0.7%	0.7%
Weighted average grant date fair value of options granted during the year	$19.04	$19.44	$15.90

(1) Represents the period of time that awards are expected to be outstanding. Historical data on exercise behaviour or when available, specific expectations regarding future exercise behaviour, were used to estimate the expected life of the option.

(2) Based on the implied yield available on zero-coupon government issues with an equivalent remaining term at the time of the grant.

(3) Based on the historical stock price volatility of the Company’s stock over a period commensurate with the expected term of the option.

(4) Determined by the current annual dividend at the time of grant. The Company does not employ different dividend yields throughout the contractual term of the option.

(5) The Company estimated forfeitures based on past experience. This rate is monitored on a periodic basis.

Certain of the Company’s stock option plans are subject to post-vesting restrictions prior to expiry. The discount for these restrictions resulted in a reduction of the fair value at grant date of options issued in 2012 of $2 million. This discount was estimated using the fair value of put options that, together with the granted call options, mimicked the characteristics of the post-vesting restriction.

In 2012, the expense for stock options (regular and performance) was $24 million (2011 – $15 million; 2010 – $2 million). At December 31, 2012, there was $15 million of total unrecognized compensation related to stock options which is expected to be recognized over a weighted-average period of approximately 2.0 years.

At December 31, 2012, there were 2,728,685 (2011 – 3,459,831; 2010 – 1,048,531) Common Shares available for the granting of future options under the stock option plans, out of the 18,728,642 (2011 – 15,578,642; 2010 – 15,578,642) Common Shares currently authorized for issuance.

Summary of TSARs

The following table summarizes information related to the Company’s TSARs as of December 31:

	TSARs outstanding		Nonvested TSARs
	Number of TSARs	Weighted average exercise price	Number of TSARs	Weighted average grant date fair value

Outstanding, January 1, 2012	383,400	$47.97	56,600		$11.73
Exercised as Options	(212,925)	43.97	NA		NA
Vested	NA	NA	(56,600)		11.73
Forfeited	(2,400)	30.50	–		–

Outstanding at December 31, 2012	168,075	$53.28	–		$–

Vested at December 31, 2012(1)	168,075	$53.28	NA	$	NA

Exercisable at December 31, 2012	168,075	$53.28	NA	$	NA

(1) As at December 31, 2012, the weighted average remaining term of vested or expected to vest TSARs was 3.4 years with an aggregate intrinsic value of $8 million.

The following table provides the number of TSARs outstanding and exercisable as at December 31, 2012 by range of exercise price and their related intrinsic value, and for TSARs outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money TSARs, which represents the amount that would have been received by TSAR holders had they exercised their TSAR on December 31, 2012 at the Company’s closing stock price of $100.90.

	TSARs outstanding				TSARs exercisable
Range of exercise prices	Number of TSARs	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of TSARs	Weighted average exercise price	Aggregate intrinsic value (millions)

$31.45 – $46.61	65,625	2.0	$37.80	$4	65,625	$37.80	$4
$46.62 – $60.13	39,000	3.5	56.99	2	39,000	56.99	2
$60.14 – $71.69	63,450	4.5	67.00	2	63,450	67.00	2

Total(1)	168,075	3.3	$53.28	$8	168,075	$53.28	$8

(1) As at December 31, 2012, the total number of in-the-money TSARs outstanding was 168,075 with a weighted-average exercise price of $53.28. The weighted-average years to expiration of exercisable TSARs is 3.4 years.

In 2012, the expense for TSARs was $7 million (2011 – $4 million; 2010 – $32 million).

Summary of stock option plans

The following table refers to the total fair value of shares vested for all stock option plans (including TSARs) during the years ended December 31:

(in millions of Canadian dollars)	2012	2011	2010

Regular stock option plan	$33	$8	$6
TSARs	1	1	6

Total	$34	$9	$12

The following table provides information related to all options exercised in the stock option plans during the years ended December 31:

(in millions of Canadian dollars)	2012	2011	2010

Total intrinsic value	$118	$17	$10
Cash received by the Company upon exercise of options	198	29	32

B. Other Share-based Plans

Performance share unit (“PSU”) plan

During 2012, the Company issued 479,372 PSUs. These units attract dividend equivalents in the form of additional units based on the dividends paid on the Company’s Common Shares. PSUs vest and are settled in cash approximately three years after the grant date contingent upon CP’s performance (performance factors). The fair value of PSUs is measured, both on the grant date and each subsequent quarter until settlement, using a Monte Carlo simulation model. The model utilizes multiple input variables that determine the probability of satisfying the performance and market conditions stipulated in the grant.

Recent changes to the Board also resulted in the immediate vesting of a pro-rata portion of all unvested PSUs during the second quarter of 2012. The number of units that vested was based on the number of months of the total performance period that had passed and the fair value of the units to be settled was based on the average closing price of the 30 trading days prior to June 26, 2012. The payout of $31 million occurred in the third quarter of 2012.

The performance period for the first grant of PSUs issued in 2009 ended December 31, 2011. These PSUs were earned based on two performance factors: the Total Shareholder Return (“TSR”) compared to the S&P/TSX60 index, and Return on Capital Employed (“ROCE”). The TSR for the three-year period exceeded target, while ROCE targets were not met. The TSR component of the plan resulted in a total PSU payout equal to 200% for half of the award, in effect resulting in a target payout. The payout of $24 million occurred in March 2012 and was calculated using the Company’s average share price during the last 30 trading days ending on December 31, 2011.

The following table summarizes information related to the Company’s PSUs as at December 31:

	2012	2011

Outstanding, January 1	930,311	700,468
Granted	479,372	269,300
Units, in lieu of dividends	2,143	16,487
Vested	(610,568)	NA
Forfeited	(600,556)	(55,944)

Outstanding at December 31	200,702	930,311

Under the fair value method, the fair value of PSUs at the grant date was $38 million for PSUs issued in 2012 (2011 – $16 million; 2010 – $15 million).

In 2012, the recognition of accelerated vesting terms related to the changes in the composition of the Board of Directors resulted in an expense recovery for PSUs of $1 million, as a result of the difference between the required payout and previously accrued amounts. In 2011, the expense for PSUs was $15 million (2010 – expense $29 million). At December 31, 2012, there was $16 million of total unrecognized compensation related to PSUs which is expected to be recognized over a weighted-average period of approximately 3.2 years.

Deferred share unit plan

The Company established the DSU plan as a means to compensate and assist in attaining share ownership targets set for certain key employees and Directors. A DSU entitles the holder to receive, upon redemption, a cash payment equivalent to the market value of a Common Share at the redemption date. DSUs vest over various periods of up to 48 months and are only redeemable for a specified period after employment is terminated.

Executive employees may elect to receive DSUs in lieu of cash payments for certain incentive programs. In addition, when acquiring Common Shares to meet share ownership targets, executive employees will be granted with a 25% company match of the amount elected. The election to receive eligible payments in DSUs is no longer available to a participant when the value of the participant’s DSUs is sufficient to meet the Company’s stock ownership guidelines. Executive employees have five years to meet their ownership targets.

An expense to income for DSUs is recognized over the vesting period for both the initial subscription price and the change in value between reporting periods.

The following table summarizes information related to the DSUs as of December 31:

	2012	2011

Outstanding, January 1	396,306	388,346
Granted	167,435	67,306
Units, in lieu of dividends	6,821	7,732
Redeemed	(212,822)	(67,078)

Outstanding, December 31	357,740	396,306

During 2012, the Company granted 167,435 DSUs with a grant date fair value of $13 million. In 2012, the expense for DSUs was $23 million (2011 – $5 million; 2010 – $6 million). At December 31, 2012, there was $6 million of total unrecognized compensation related to DSUs which is expected to be recognized over a weighted-average period of approximately 0.6 years.

Restricted share unit plan

The Company issued 113,408 RSUs in 2012 (2011 – 64,470; 2010 – 151). The fair value of RSUs at the grant date was $9 million. RSUs are notional full value shares that attract dividend equivalents in the form of additional units based on the dividends paid on the Company’s Common Shares. RSUs have no performance factors attached to them and are subject to time vesting over various periods of up to 36 months. RSUs are settled in cash up to three years after the grant date. An expense to income for RSUs is recognized over the vesting period for both the initial subscription price and the change in value between reporting periods. In 2012, the expense for RSUs was $7 million (2011 – $nil; 2010 – $nil). At December 31, 2012, there was $9 million of total unrecognized compensation related to RSUs which is expected to be recognized over a weighted-average period of approximately 1.5 years.

The following table summarizes information related to the Company’s RSUs as at December 31:

	2012	2011

Outstanding, January 1	64,470	–
Granted	113,408	64,470
Units, in lieu of dividends	1,639	–
Forfeited	(6,283)	–

Outstanding, December 31	173,234	64,470

Summary of share based liabilities paid

The following table summarizes the total share based liabilities paid for each of the years ended December 31:

(in millions of Canadian dollars)	2012	2011	2010

Plan
DSUs	$19	$4	$2
PSUs	55	–	–

Total	$74	$4	$2

C. Employee share purchase plan

The Company has an employee share purchase plan whereby both employee and Company contributions are used to purchase shares on the open market for employees. The Company’s contributions are expensed over the one-year vesting period. Under the plan, the Company matches $1 for every $3 contributed by employees up to a maximum employee contribution of 6% of annual salary.

The total number of shares purchased in 2012 on behalf of participants, including the Company contribution, was 445,951 (2011 – 630,480; 2010 – 618,272). In 2012, the Company’s contributions totalled $4 million (2011 – $4 million; 2010 – $3 million) and the related expense was $4 million (2011 – $4 million; 2010 – $2 million).

Variable interest entities	12 Months Ended
Dec. 31, 2012
Variable interest entities

25    Variable interest entities

The Company leases equipment from certain trusts, which have been determined to be variable interest entities financed by a combination of debt and equity provided by unrelated third parties. The lease agreements, which are classified as operating leases, have a fixed price purchase option which create the Company’s variable interest and result in the trusts being considered variable interest entities.

Responsibility for maintaining and operating the leased assets according to specific contractual obligations outlined in the terms of the lease agreements and industry standards is the Company’s. The rigor of the contractual terms of the lease agreements and industry standards are such that the Company has limited discretion over the maintenance activities associated with these assets. As such the Company concluded these terms do not provide the Company with the power to direct the activities of the variable interest entities in a way that has a significant impact on the entities’ economic performance.

The financial exposure to the Company as a result of its involvement with the variable interest entities is equal to the fixed lease payments due to the trusts. In 2012, lease payments after tax were $8 million. Future minimum lease payments, before tax, of $208 million will be payable over the next 18 years (Note 26).

The Company does not guarantee the residual value of the assets to the lessor, however, it must deliver to the lessor the assets in good operating condition, subject to normal wear and tear, at the end of the lease term.

As the Company’s actions and decisions do not significantly affect the variable interest entities’ performance, and the Company’s fixed purchase price option is not considered to be potentially significant to the variable interest entities, the Company is not considered to be the primary beneficiary, and does not consolidate these variable interest entities.

Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and contingencies

26    Commitments and contingencies

In the normal course of its operations, the Company becomes involved in various legal actions, including claims relating to injuries and damage to property. The Company maintains provisions it considers to be adequate for such actions. While the final outcome with respect to actions outstanding or pending at December 31, 2012, cannot be predicted with certainty, it is the opinion of management that their resolution will not have a material adverse effect on the Company’s financial position or results of operations.

At December 31, 2012, the Company had committed to total future capital expenditures amounting to $331 million and operating expenditures relating to supplier purchase obligations, such as locomotive maintenance and overhaul agreements, as well as agreements to purchase other goods and services amounting to approximately $1.6 billion for the years 2013-2031.

Minimum payments under operating leases were estimated at $682 million in aggregate, with annual payments in each of the five years following 2012 of (in millions): 2013 – $127; 2014 – $103; 2015 – $88; 2016 – $69; 2017 – $52.

Expenses for operating leases for the year ended December 31, 2012 was $182 million (2011 – $161 million; 2010 – $169 million).

Guarantees	12 Months Ended
Dec. 31, 2012
Guarantees

27    Guarantees

In the normal course of operating the railway, the Company enters into contractual arrangements that involve providing certain guarantees, which extend over the term of the contracts. These guarantees include, but are not limited to:

☐	residual value guarantees on operating lease commitments of $155 million at December 31, 2012;

☐

guarantees to pay other parties in the event of the occurrence of specified events, including damage to equipment, in relation to assets used in the operation of the railway through operating leases, rental agreements, easements, trackage and interline agreements; and

☐	indemnifications of certain tax-related payments incurred by lessors and lenders.

The maximum amount that could be payable under these guarantees, excluding residual value guarantees, cannot be reasonably estimated due to the nature of certain of these guarantees. All or a portion of amounts paid under guarantees to other parties in the event of the occurrence of specified events could be recoverable from other parties or through insurance. The Company has accrued for all guarantees that it expects to pay. At December 31, 2012, these accruals amounted to $6 million (2011 – $8 million), recorded in “Accounts payable and accrued liabilities”.

Indemnifications

Pursuant to a trust and custodial services agreement with the trustee of the Canadian Pacific Railway Company Pension Plan (“fund”), the Company has undertaken to indemnify and save harmless the trustee, to the extent not paid by the fund, from any and all taxes, claims, liabilities, damages, costs and expenses arising out of the performance of the trustee’s obligations under the agreement, except as a result of misconduct by the trustee. The indemnity includes liabilities, costs or expenses relating to any legal reporting or notification obligations of the trustee with respect to the defined contribution option of the pension plans or otherwise with respect to the assets of the pension plans that are not part of the fund. The indemnity survives the termination or expiry of the agreement with respect to claims and liabilities arising prior to the termination or expiry. At December 31, 2012, the Company had not recorded a liability associated with this indemnification, as it does not expect to make any payments pertaining to it.

Management transition	12 Months Ended
Dec. 31, 2012
Management transition

28    Management transition

On May 17, 2012, following a proxy contest, Mr. Fred Green left his position as President and Chief Executive Officer of the Company. That same day, Mr. Stephen Tobias, a new Board member elected at the Company’s annual shareholders meeting held on May 17, 2012, was appointed by the Board as Interim Chief Executive Officer and served in that role until June 28, 2012.

On June 28, 2012, Mr. E. Hunter Harrison was appointed by the Board as President and Chief Executive Officer. As a result of the appointment of Mr. Harrison, the Company recorded a charge of $38 million with respect to compensation and other transition costs, including $2 million of associated costs, in the second quarter of 2012. This charge was recorded in the Company’s financial statements in “Compensation and benefits” and “Purchased services and other”, in the amounts of $16 million and $22 million, respectively.

Included in this charge were amounts totalling $16 million in respect of deferred retirement compensation for Mr. Harrison and $20 million to Pershing Square Capital Management, L.P. (“Pershing Square”) and related entities. Pershing Square and related entities own or control approximately 14% of the Company’s outstanding shares, and two Board members, Mr. William Ackman and Mr. Paul Hilal, are partners of Pershing Square. The amount payable to Pershing Square and related entities was to reimburse them, on behalf of Mr. Harrison, for certain amounts they had previously paid to or incurred on behalf of Mr. Harrison pursuant to an indemnity in favour of Mr. Harrison in connection with losses suffered in legal proceedings commenced against Mr. Harrison by his former employer. The terms of Pershing Square’s indemnity required Mr. Harrison to return any funds advanced under the indemnity in the event he accepted employment at CP. As a result, Mr. Harrison made it a precondition of accepting the Company’s offer of employment that CP assume the indemnity obligations and return the funds advanced by Pershing Square. As a result of the payment, the Company would have been entitled to enforce Mr. Harrison’s rights in the aforementioned legal proceedings, allowing it to recover to the extent of Mr. Harrison’s success in those proceedings; however on February 3, 2013 the Company and Mr. Harrison settled the legal proceedings with Mr. Harrison’s former employer, providing the Company with partial recovery (US$9 million) of the amounts in the dispute. The Company may receive repayment in other circumstances in the event of certain breaches by Mr. Harrison of his obligations under an employment agreement with the Company. Mr. Harrison was also granted stock options and DSUs upon commencing employment that had a grant date fair value of $12 million (see Note 24).

In addition, the Company agreed to indemnify Mr. Harrison for certain other amounts, to a maximum of $3 million plus legal fees, but as a result of the settlement of the aforementioned legal proceedings, such indemnity is no longer applicable. Accordingly, no amount has been accrued at December 31, 2012.

The Company also recorded a charge of $4 million in the second quarter of 2012 with respect to a retirement allowance for Mr. Green.

On February 5, 2013, as part of its long-term succession plan, the Company appointed Mr. Keith Creel as President and Chief Operating Officer. In connection with this appointment, Mr. Harrison’s title changed to Chief Executive Officer.

Segmented information	12 Months Ended
Dec. 31, 2012
Segmented information

29    Segmented information

Operating segment

The Company operates in only one operating segment: rail transportation. Operating results by geographic areas, railway corridors or other lower level components or units of operation are not reviewed by the Company’s chief operating decision maker to make decisions about the allocation of resources to, or the assessment of performance of, such geographic areas, corridors, components or units of operation.

In 2012, 2011 and 2010, no one customer comprised more than 10% of total revenues and accounts receivable.

Geographic information

(in millions of Canadian dollars)	Canada	United States	Total

2012
Revenues	$4,095	$1,600	$5,695
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$9,138	$4,249	$13,387

2011
Revenues	$3,766	$1,411	$5,177
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,854	$4,309	$13,163

2010
Revenues	$3,635	$1,346	$4,981
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,458	$4,013	$12,471

FIVE-YEAR SUMMARY

Year ended December 31 (in millions of Canadian dollars, except percentages and per share data)	U.S. GAAP
	2012	2011	2010	2009	2008(1)

Revenues
Freight
Grain	$1,172	$1,100	$1,135	$1,137	$977
Coal	602	556	491	444	612
Sulphur and fertilizers	520	549	475	309	512
Forest products	193	189	185	176	241
Industrial and consumer products	1,268	1,017	903	786	772
Automotive	425	338	316	230	326
Intermodal	1,370	1,303	1,348	1,198	1,482

	5,550	5,052	4,853	4,280	4,922
Other	145	125	128	122	127

Total revenues	5,695	5,177	4,981	4,402	5,049

Operating expenses
Compensation and benefits	1,506	1,426	1,431	1,307	1,290
Fuel	999	968	728	580	1,006
Materials	238	243	214	217	258
Equipment rents	206	209	206	226	219
Depreciation and amortization	539	490	489	483	428
Purchased services and other	940	874	797	783	809
Gain on sales of significant properties	–	–	–	(79)	–
Loss on termination of lease with shortline railway	–	–	–	55	–
Asset impairment	265	–	–	–	–
Labour restructuring	53	–	–	–	–

Total operating expenses	4,746	4,210	3,865	3,572	4,010

Operating income	949	967	1,116	830	1,039
Gain on sale of partnership interest	–	–	–	81	–
Equity income (net of tax) in Dakota, Minnesota & Eastern Railroad Corporation (DM&E)	–	–	–	–	51
Less:
Other (income) and charges	37	18	(12)	12	72
Net interest expense	276	252	257	268	240

Income before income tax expense	636	697	871	631	778

Income tax expense	152	127	220	81	150

Net income	$484	$570	$651	$550	$628

Earnings per share
Basic earnings per share	$2.82	$3.37	$3.86	$3.31	$4.08
Diluted earnings per share	$2.79	$3.34	$3.85	$3.30	$4.04

Operating ratio	83.3%	81.3%	77.6%	81.1%	79.4%

(1) The 2008 figures include the results of the DM&E on an equity accounting basis through October 29, 2008 and on a consolidated basis after that date.

FIVE-YEAR SUMMARY

Additional information

The following table identifies certain significant items within our income statements in each of the years 2008 to 2012(1).

(in millions of Canadian dollars, except per share data)	2012	2011	2010	2009	2008

Asset impairment	$(265)	$–	$–	$–	$–
Tax impact recovery	95	–	–	–	–

Asset impairment (net of tax)	$(170)	$–	$–	$–	$–
Impact on diluted earnings per share	$(0.98)	$–	$–	$–	$–

Labour restructuring	$(53)	$–	$–	$–	$–
Tax impact recovery	14	–	–	–	–

Labour restructuring (net of tax)	$(39)	$–	$–	$–	$–
Impact on diluted earnings per share	$(0.22)	$–	$–	$–	$–

Management transition costs	$(42)	$–	$–	$–	$–
Tax impact recovery	13	–	–	–	–

Management transition costs (net of tax)	$(29)	$–	$–	$–	$–
Impact on diluted earnings per share	$(0.17)	$–	$–	$–	$–

Gain on sale of partnership interest	$–	$–	$–	$81	$–
Tax impact (expense)	–	–	–	(12)	–

Gain on sale of partnership interest (net of tax)	$–	$–	$–	$69	$–
Impact on diluted earnings per share	$–	$–	$–	$0.41	$–

Gain on sales of significant properties	$–	$–	$–	$79	$–
Tax impact (expense)	–	–	–	(11)	–

Gain on sale of significant properties (net of tax)	$–	$–	$–	$68	$–
Impact on diluted earnings per share	$–	$–	$–	$0.41	$–

Loss on termination of lease with shortline railway	$–	$–	$–	$(55)	$–
Tax impact recovery	–	–	–	17	–

Loss on termination of lease with shortline railway (net of tax)	$–	$–	$–	$(38)	$–
Impact on diluted earnings per share	$–	$–	$–	$(0.23)	$–

Advisory costs related to shareholder matters	$(27)	$(6)	$–	$–	$–
Tax impact recovery	7	1	–	–	–

Advisory costs related to shareholder matters (net of tax)	$(20)	$(5)	$–	$–	$–
Impact on diluted earnings per share	$(0.12)	$(0.03)	$–	$–	$–

Income tax (expense) benefit resulting from rate changes and the resolution and settlement of certain matters related to prior years	$(11)	$37	$–	$56	$–
Impact on diluted earnings per share	$(0.06)	$0.22	$–	$0.34	$–

The above items increased (decreased) the following:
Total operating expenses	$360	$–	$–	$–	$–
Operating income	$(360)	$–	$–	$–	$–
Other income and charges	$(27)	$(6)	$–	$–	$–
Net income	$(269)	$32	$–	$155	$–
Diluted earnings per share	$(1.55)	$0.19	$–	$0.93	$–

(1) Significant items are discussed further in the Management’s Discussion and Analysis, Section 15 Non-GAAP Measures.

Summary of significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2012
Generally accepted accounting principles in the United States of America ("GAAP")

Generally accepted accounting principles in the United States of America (“GAAP”)

These consolidated financial statements are expressed in Canadian dollars and have been prepared in accordance with GAAP as codified in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.

Principles of consolidation

Principles of consolidation

These consolidated financial statements include the accounts of CP and all of its subsidiaries. The Company’s investments in which it has significant influence are accounted for using the equity method. All intercompany accounts and transactions have been eliminated.

Use of estimates

Use of estimates

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period, the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements. Management regularly reviews its estimates, including those related to investments, restructuring and environmental liabilities, pensions and other benefits, depreciable lives and carrying values of properties and intangible assets, goodwill, stock-based compensation, deferred income tax assets and liabilities, as well as legal and personal injury liabilities based upon currently available information. Actual results could differ from these estimates.

Principal subsidiaries

Principal subsidiaries

The following list sets out CPRL’s principal railway operating subsidiaries, including the jurisdiction of incorporation. All of these subsidiaries are wholly owned, directly or indirectly, by CPRL as of December 31, 2012.

Principal subsidiary	Incorporated under the laws of

Canadian Pacific Railway Company	Canada
Soo Line Railroad Company (“Soo Line”)	Minnesota
Delaware and Hudson Railway Company, Inc. (“D&H”)	Delaware
Dakota, Minnesota & Eastern Railroad Corporation (“DM&E”)	Delaware
Mount Stephen Properties Inc. (“MSP”)	Canada

Revenue recognition

Revenue recognition

Railway freight revenues are recognized based on the percentage of completed service method. The allocation of revenue between reporting periods is based on the relative transit time in each reporting period with expenses recognized as incurred. Volume rebates to customers are accrued as a reduction of freight revenues based on estimated volume and contract terms as freight service is provided. Other revenue, including passenger revenue, revenue from leasing certain assets and switching fees, is recognized as service is performed or contractual obligations are met. Revenues are presented net of taxes collected from customers and remitted to government authorities.

Cash and cash equivalents	Cash and cash equivalents Cash and cash equivalents includes highly-liquid short-term investments that are readily convertible to cash with original maturities of three months or less.
Foreign currency translation

Foreign currency translation

Assets and liabilities denominated in foreign currencies, other than those held through foreign subsidiaries, are translated into Canadian dollars at the year-end exchange rate for monetary items and at the historical exchange rates for non-monetary items. Foreign currency revenues and expenses are translated at the exchange rate in effect on the dates of the related transactions. Foreign currency gains and losses, other than those arising from the translation of the Company’s net investment in foreign subsidiaries, are included in income.

The accounts of the Company’s foreign subsidiaries are translated into Canadian dollars using the year-end exchange rate for assets and liabilities and the average exchange rates during the year for revenues, expenses, gains and losses. Exchange gains and losses arising from translation of these foreign subsidiaries’ accounts are included in “Other comprehensive loss”. The majority of U.S. dollar-denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. As a result, unrealized foreign exchange (“FX”) gains and losses on this U.S. dollar-denominated long-term debt are offset against foreign exchange gains and losses arising from translation of foreign subsidiaries’ accounts in “Other comprehensive loss”.

Pensions and other benefits

Pensions and other benefits

Pension costs are actuarially determined using the projected-benefit method prorated over the credited service periods of employees. This method incorporates management’s best estimates of expected plan investment performance, salary escalation and retirement ages of employees. The expected return on fund assets is calculated using market-related asset values developed from a five-year average of market values for the fund’s public equity securities (with each prior year’s market value adjusted to the current date for assumed investment income during the intervening period) plus the market value of the fund’s fixed income, real estate and infrastructure securities, subject to the market-related asset value not being greater than 120% of the market value nor being less than 80% of the market value. The discount rate used to determine the projected benefit obligation is based on blended market interest rates on high-quality corporate debt instruments with matching cash flows. Unrecognized actuarial gains and losses in excess of 10% of the greater of the benefit obligation and the market-related value of plan assets are amortized over the expected average remaining service period of active employees expected to receive benefits under the plan (approximately 10 years). Prior service costs arising from collectively bargained amendments to pension plan benefit provisions are amortized over the term of the applicable union agreement. Prior service costs arising from all other sources are amortized over the expected average remaining service period of active employees who are expected to receive benefits under the plan at the date of amendment.

Costs for post-retirement and post-employment benefits other than pensions, including post-retirement health care and life insurance and some workers’ compensation and long-term disability benefits in Canada, are actuarially determined and accrued on a basis similar to pension costs.

The over or under funded status of defined benefit pension and other post-retirement benefit plans are recognized on the balance sheet. The over or under funded status is measured as the difference between the fair value of the plan assets and the benefit obligation. In addition, any unrecognized actuarial gains and losses and prior service costs and credits that arise during the period are recognized as a component of “Other comprehensive loss”, net of tax.

Gains and losses on post-employment benefits that do not vest or accumulate, including some workers’ compensation and long-term disability benefits in Canada, are included immediately in income as “Compensation and benefits”.

Materials and supplies	Materials and supplies Materials and supplies are carried at the lower of average cost or market.
Properties

Properties

Fixed asset additions and major renewals are recorded at cost, including direct costs, attributable indirect costs and carrying costs, less accumulated depreciation and any impairments. When there is a legal obligation associated with the retirement of property, plant and equipment, a liability is initially recognized at its fair value and a corresponding asset retirement cost is added to the gross book value of the related asset and amortized to expense over the estimated term to retirement. The Company reviews the carrying amounts of its properties whenever changes in circumstances indicate that such carrying amounts may not be recoverable based on future undiscounted cash flows. When such properties are determined to be impaired, recorded asset values are revised to fair value.

The Company recognizes expenditures as additions to properties or operating expenses based on whether the expenditures increase the output or service capacity, lower the associated operating costs or extend the useful life of the properties and whether the expenditures exceed minimum physical and financial thresholds.

Much of the additions to properties, both new and replacement properties, are self-constructed. These are initially recorded at cost, including direct costs and attributable indirect costs, overheads and carrying costs. Direct costs include, among other things, labour costs, purchased services, equipment costs and material costs. Attributable indirect costs and overheads include incremental long-term variable costs resulting from the execution of capital projects. Indirect costs include largely local crew facilities, highway vehicles, work trains and area management costs. Overheads primarily include a portion of the cost of the Company’s engineering department which plans, designs and administers these capital projects. These costs are allocated to projects by applying a measure consistent with the nature of the cost based on cost studies. For replacement properties, the project costs are allocated to dismantling and installation based on cost studies. Dismantling work is performed concurrently with the installation.

Ballast programs including undercutting, shoulder ballasting and renewal programs which form part of the annual track program are capitalized as this work, and the related added ballast material, significantly improves drainage which in turn extends the life of ties and other track materials. These costs are tracked separately from the underlying assets and depreciated over the period to the next estimated similar ballast program. Spot replacement of ballast is considered a repair which is expensed as incurred.

The cost of large refurbishments are capitalized and locomotive overhauls are expensed as incurred.

The Company capitalizes development costs for major new computer systems.

The Company follows group depreciation which groups assets which are similar in nature and have similar economic lives. The property groups are depreciated based on their expected economic lives determined by studies of historical retirements of properties in the group and engineering estimates of changes in current operations and of technological advances. Actual use and retirement of assets may vary from current estimates, which would impact the amount of depreciation expense recognized in future periods.

When depreciable property is retired or otherwise disposed of in the normal course of business, the book value, less net salvage proceeds, is charged to accumulated depreciation and if different than the assumptions under the depreciation study could potentially result in adjusted depreciation expense over a period of years. However, when removal costs exceed the salvage value on assets and the Company had no legal obligation to remove the assets, the removal costs incurred are charged to income in the period in which the assets are removed and are not charged to accumulated depreciation.

For the sale or retirement of larger groups of depreciable assets that are unusual and were not considered in depreciation studies, CP records a gain or loss for the difference between net proceeds and net book value of the assets sold or retired.

Depreciation is calculated on the straight-line basis at rates based on the estimated service life, taking into consideration the projected annual usage of depreciable property, except for rail and other track material in the U.S., which is based directly on usage.

Equipment under capital lease is included in Properties and depreciated over the period of expected use.

Assets held for sale	Assets held for sale Assets to be disposed that meet the held for sale criteria are reported at the lower of their carrying amount and fair value, less costs to sell, and are no longer depreciated.
Goodwill and Intangible assets

Goodwill and intangible assets

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets upon acquisition of a business. Goodwill is assigned to the reporting units that are expected to benefit from the business acquisition which, after integration of operations with the railway network, may be different than the acquired business.

The carrying value of goodwill, which is not amortized, is assessed for impairment annually in the fourth quarter of each year, or more frequently as economic events dictate. The fair value of the reporting unit is compared to its carrying value, including goodwill. If the fair value of the reporting unit is less than its carrying value goodwill is potentially impaired. The impairment charge that would be recognized is the excess of the carrying value of the goodwill over the fair value of the goodwill, determined in the same manner as in a business combination.

Intangible assets with finite lives are amortized on a straight-line basis over the estimated useful lives of the respective assets. Favourable leases, customer relationships and interline contracts have amortization periods ranging from 15 to 20 years. When there is a change in the estimated useful life of an intangible asset with a finite life, amortization is adjusted prospectively.

Financial instruments

Financial instruments

Financial instruments are contracts that give rise to a financial asset of one party and a financial liability or equity instrument of another party.

Financial instruments are recognized initially at fair value, which is the amount of consideration that would be agreed upon in an arm’s length transaction between willing parties.

Subsequent measurement depends on how the financial instrument has been classified. Accounts receivable and investments, classified as loans and receivables, are measured at amortized cost, using the effective interest method. Certain equity investments, classified as available for sale, are recognized at cost as fair value cannot be reliably established. Cash and cash equivalents are classified as held for trading and are measured at fair value. Accounts payable, accrued liabilities, short-term borrowings, dividends payable, other long-term liabilities and long-term debt, classified as financial liabilities, are also measured at amortized cost.

Derivative financial instruments

Derivative financial instruments

Derivative financial and commodity instruments may be used from time to time by the Company to manage its exposure to risks relating to foreign currency exchange rates, stock-based compensation, interest rates and fuel prices. When CP utilizes derivative instruments in hedging relationships, CP identifies, designates and documents those hedging transactions and regularly tests the transactions to demonstrate effectiveness in order to continue hedge accounting.

All derivative instruments are classified as held for trading and recorded at their fair value. Any change in the fair value of derivatives not designated as hedges is recognized in the period in which the change occurs in the Consolidated Statement of Income in the line item to which the derivative instrument is related. On the Consolidated Balance Sheet they are classified in “Other assets”, “Other long-term liabilities”, “Other current assets” or “Accounts payable and accrued liabilities” as applicable. Gains and losses arising from derivative instruments affect the following income statement lines: “Revenues”, “Compensation and benefits”, “Fuel”, “Other income and charges”, and “Net interest expense”.

For fair value hedges, the periodic change in value is recognized in income, on the same line as the changes in values of the hedged items are also recorded. For a cash flow hedge, the change in value of the effective portion is recognized in “Other comprehensive loss”. Any ineffectiveness within an effective cash flow hedge is recognized in income as it arises in the same income account as the hedged item. Should a cash flow hedging relationship become ineffective, previously unrealized gains and losses remain within “Accumulated other comprehensive loss” until the hedged item is settled and, prospectively, future changes in value of the derivative are recognized in income. The change in value of the effective portion of a cash flow hedge remains in “Accumulated other comprehensive loss” until the related hedged item settles, at which time amounts recognized in “Accumulated other comprehensive loss” are reclassified to the same income or balance sheet account that records the hedged item.

In the Consolidated Statement of Cash Flows, cash flows relating to derivative instruments designated as hedges are included in the same line as the related hedged item.

The Company from time to time enters into foreign exchange forward contracts to hedge anticipated sales in U.S. dollars, the related accounts receivable and future capital acquisitions. Foreign exchange translation gains and losses on foreign currency-denominated derivative financial instruments used to hedge anticipated U.S. dollar-denominated sales are recognized as an adjustment of the revenues when the sale is recorded. Those used to hedge future capital acquisitions are recognized as an adjustment of the property amount when the acquisition is recorded.

The Company also occasionally enters into foreign exchange forward contracts as part of its short-term cash management strategy. These contracts are not designated as hedges due to their short-term nature and are carried on the Consolidated Balance Sheet at fair value. Changes in fair value are recognized in income in the period in which the change occurs.

The Company enters into interest rate swaps to manage the risk related to interest rate fluctuations. These swap agreements require the periodic exchange of payments without the exchange of the principal amount on which the payments are based. Interest expense on the debt is adjusted to include the payments owing or receivable under the interest rate swaps.

The Company from time to time enters into bond forwards to fix interest rates for anticipated issuances of debt. These agreements are usually accounted for as cash flow hedges with gains and losses recorded in “Accumulated other comprehensive loss” and amortized to “Net interest expense” in the period that interest on the related debt is charged.

The Company has a fuel-hedging program under which CP acquires crude oil and / or diesel future contracts for a portion of its diesel fuel purchases to reduce the risk of price volatility affecting future cash flows. These agreements are usually accounted for as cash flow hedges, however, on occasion derivatives of a short-term duration may not be designated as a hedge for accounting purposes. The gains or losses on the hedge contracts are applied against the corresponding fuel purchases in the period during which the hedging contracts mature.

The Company entered into derivatives called Total Return Swaps (“TRS”) to mitigate fluctuations in tandem share appreciation rights (“TSAR”), deferred share units (“DSU”) and restricted share units (“RSU”). These were not designated as hedges and were recorded at market value with the offsetting gain or loss reflected in “Compensation and benefits”.

Restructuring accrual

Restructuring accrual

Restructuring liabilities are recorded at their present value. The discount related to liabilities is amortized to “Compensation and benefits” over the payment period. Provisions for labour restructuring are recorded in “Other long-term liabilities”, except for the current portion, which is recorded in “Accounts payable and accrued liabilities”.

Environmental remediation

Environmental remediation

Environmental remediation accruals, recorded on an undiscounted basis, cover site-specific remediation programs. Provisions for environmental remediation costs are recorded in “Other long-term liabilities”, except for the current portion, which is recorded in “Accounts payable and accrued liabilities”.

Income taxes

Income taxes

The Company follows the liability method of accounting for income taxes. Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect of a change in income tax rates on deferred income tax assets and liabilities is recognized in income in the period during which the change occurs.

When appropriate, the Company records a valuation allowance against deferred tax assets to reflect that these tax assets may not be realized. In determining whether a valuation allowance is appropriate, CP considers whether it is more likely than not that all or some portion of CP’s deferred tax assets will not be realized, based on management’s judgments using available evidence about future events.

At times, tax benefit claims may be challenged by a tax authority. Tax benefits are recognized only for tax positions that are more likely than not sustainable upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. A liability for “unrecognized tax benefits” is recorded for any tax benefits claimed in CP’s tax returns that do not meet these recognition and measurement standards.

Investment and other similar tax credits are deferred on the Consolidated Balance Sheet and amortized to “Income tax expense” as the related asset is recognized in income.

Earnings per share

Earnings per share

Basic earnings per share are calculated using the weighted average number of Common Shares outstanding during the year. Diluted earnings per share are calculated using the treasury stock method for determining the dilutive effect of options.

Stock-based compensation

Stock-based compensation

CP follows the fair value based approach to account for stock options. Compensation expense and an increase in additional paid-in capital are recognized for stock options over their vesting period, or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period, based on their estimated fair values on the grant date, as determined using the Black-Scholes option-pricing model.

With the granting of regular stock options, some employees have been simultaneously granted share appreciation rights, which provide the employee the choice to either exercise the stock option for shares, or to exercise the TSAR and thereby receive the intrinsic value of the stock option in cash. Options with TSARs are awards that may call for settlement in cash and, therefore, are recorded as liabilities. CP follows the fair value based approach, as determined by the Black-Scholes option pricing model, to account for the TSAR liability. The liability is fair valued and changes in the liability are recorded in “Compensation and benefits” over the vesting period, or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period, until exercised. If an employee chooses to exercise the option, thereby cancelling the TSAR, both the exercise price and the liability are settled to “Share capital”.

Forfeitures of options and tandem options are estimated at issuance and subsequently at the balance sheet date.

Any consideration paid by employees on exercise of stock options is credited to share capital when the option is exercised and the recorded fair value of the option is removed from additional paid-in capital and credited to share capital.

Compensation expense is also recognized for TSARs, DSUs, performance share units (“PSUs”) and RSUs using the fair value method. Forfeitures of TSARs, DSUs, PSUs and RSUs are estimated at issuance and subsequently at the balance sheet date.

The employee share purchase plan (“ESPP”) gives rise to compensation expense that is recognized using the issue price by amortizing the cost over the vesting period or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period.

New Accounting Pronouncements Policy

Fair value measurement and disclosure

In May 2011, the Financial Accounting Standards Board (“FASB”) issued amended guidance on fair value measurement which updates some of the measurement guidance and includes enhanced disclosure requirements. The amended guidance is effective for interim and annual periods beginning after December 15, 2011. The adoption did not impact the results of operations or financial position but resulted in increased note disclosure (see Note 19).

Other comprehensive income

In June 2011, the FASB issued an accounting standard update on the Presentation of Comprehensive Income, which eliminates the current option to report other comprehensive income and its components in the Consolidated Statement of Changes in Shareholders’ Equity. The Company has elected to present items of net income and other comprehensive income in two separate, but consecutive, statements as opposed to one continuous statement. With FASB’s deferral of certain aspects of this accounting standard update in December 2011 and as the new guidance does not change those components that are recognized in net income or those components that are recognized in other comprehensive income, adoption did not impact the results of operations, financial position, or financial statement presentation included in these financial statements.

Intangibles – goodwill and other

In September 2011, the FASB issued amended guidance on the testing of goodwill for impairment. The amendments allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. For 2012, the Company has not elected this option for the test of goodwill for impairment. As it does not change how a goodwill impairment loss is measured, the adoption of the guidance would not impact the results of operations or financial position included in these financial statements.

Asset impairment (Tables)	12 Months Ended
Dec. 31, 2012
Details of Impairment of Long-Lived Assets Held and Used by Asset

(in millions of Canadian dollars)			2012

Powder River Basin impairment and other investment(1)	(a	)	$185
Impairment loss on locomotives	(b	)	80

Asset impairment, before tax			$265

(1) Includes impairment of other investment of $5 million.

(a) Powder River Basin impairment

As part of the acquisition of DM&E in 2007, CP acquired the option to build a 260 mile extension of its network into coal mines in the Powder River Basin (“PRB”).

Due to continued deterioration in the market for domestic thermal coal, including a sharp deterioration in 2012, in the fourth quarter of 2012 CP deferred plans to extend its rail network into the PRB coal mines indefinitely. As a result of this decision and in light of the declined market conditions, CP has evaluated the recoverability of the carrying amount of PRB assets and determined that this exceeded the estimated fair value by $180 million. The estimated fair value represents the expected proceeds from the sale of the acquired land, as determined by a comparable market assessment. Other costs associated with the acquisition of DM&E and accumulated by CP since acquisition have been written down to $nil. The amount of the impairment associated with this indefinite deferral was $180 million ($107 million after-tax). The components of the PRB impairment that were charged against income as an “Asset impairment” are as follows:

(in millions of Canadian dollars)	2012

Option impairment (Note 15)	$26
Construction plans, including capitalized interest	134
Land, land option appraisals, including capitalized interest	20

Total impairment	$180

(b) Impairment loss on locomotives

In the fourth quarter of 2012, CP reached a decision to dispose of a certain series of locomotives to improve operating efficiencies, and accordingly performed an impairment test on these assets. The impairment test determined that the net book value of these locomotives exceeded their estimated fair value by $80 million. The estimated fair value represents the expected future cashflows from the disposal of these locomotives. The impairment charge of $80 million ($59 million after-tax) was recorded in “Asset impairment” and charged against income.

Labour restructuring (Tables)	12 Months Ended
Dec. 31, 2012
Reconciliation of Liabilities Associated With Restructuring Accrual

Set out below is a reconciliation of CP’s liabilities associated with its restructuring accrual:

(in millions of Canadian dollars)	2012	2011

Opening balance, January 1	$55	$72
Accrued(1)	54	8
Payments	(22)	(27)
Amortization of discount(2)	2	2

Closing balance, December 31	$89	$55

(1) Includes fourth quarter charge of $53 million.

(2) Amortization of discount is charged to income as “Compensation and benefits”.

Other income and charges (Tables)	12 Months Ended
Dec. 31, 2012
Other Income and Charges

(in millions of Canadian dollars)	2012	2011	2010

Accretion income on long-term floating rate notes (Note 19)	$(3)	$(5)	$(6)
Loss (gain) in fair value of long-term floating rate notes (Note 19)	1	(10)	(3)
Net loss on repurchase of debt (Note 18)	–	10	–
Other foreign exchange (gains) losses	(1)	3	(10)
Foreign exchange (gain) loss on long-term debt	(2)	3	(2)
Advisory fees (related to shareholder matters)	27	6	–
Other	15	11	9

Total other income and charges	$37	$18	$(12)

Net interest expense (Tables)	12 Months Ended
Dec. 31, 2012
Net Interest Expense

(in millions of Canadian dollars)	2012	2011	2010

Interest cost	$294	$266	$288
Interest capitalized to Properties	(15)	(11)	(20)

Interest expense	279	255	268
Interest income	(3)	(3)	(11)

Net interest expense	$276	$252	$257

Income taxes (Tables)	12 Months Ended
Dec. 31, 2012
Summary of the Major Components of the Company's Income Tax Expense

The following is a summary of the major components of the Company’s income tax expense:

(in millions of Canadian dollars)	2012	2011	2010

Current income tax expense (recovery)	$12	$(60)	$9

Deferred income tax expense
Origination and reversal of temporary differences	144	194	244
Effect of tax rate increases	11	–	–
Effect of hedge of net investment in foreign subsidiaries	(9)	8	(18)
Tax credits	(4)	(15)	(16)
Other	(2)	–	1

Total deferred income tax expense	140	187	211

Total income taxes	$152	$127	$220

Income before income tax expense
Canada	$464	$430	$577
Foreign	172	267	294

Total income before income tax expense	$636	$697	$871

Income tax expense (recovery)
Current
Canada	$6	$(59)	$(1)
Foreign	6	(1)	10

Total current income tax expense (recovery)	12	(60)	9

Deferred
Canada	120	115	122
Foreign	20	72	89

Total deferred income tax expense	140	187	211

Total income taxes	$152	$127	$220

Components of Deferred Income Tax Assets and Liabilities

The provision for deferred income taxes arises from temporary differences in the carrying values of assets and liabilities for financial statement and income tax purposes and the effect of loss carry forwards. The items comprising the deferred income tax assets and liabilities are as follows:

(in millions of Canadian dollars)	2012	2011

Deferred income tax assets
Restructuring liability	$24	$16
Amount related to tax losses carried forward	322	377
Liabilities carrying value in excess of tax basis	295	327
Future environmental remediation costs	31	34
Tax credits carried forward including minimum tax	122	116
Other	71	57

Total deferred income tax assets	865	927

Deferred income tax liabilities
Properties carrying value in excess of tax basis	2,676	2,608
Other long-term assets carrying value in excess of tax basis	7	18
Other	20	19

Total deferred income tax liabilities	2,703	2,645

Total net deferred income tax liabilities	1,838	1,718
Current deferred income tax assets	254	101

Long-term deferred income tax liabilities	$2,092	$1,819

Expected Income Tax Expense Reconciled To Income Tax Expense

The Company’s consolidated effective income tax rate differs from the expected statutory tax rates. Expected income tax expense at statutory rates is reconciled to income tax expense as follows:

(in millions of Canadian dollars, except percentage)	2012	2011	2010

Statutory federal and provincial income tax rate	26.09%	28.75%	29.15%

Expected income tax expense at Canadian enacted statutory tax rates	$166	$200	$254
Increase (decrease) in taxes resulting from:
Items not subject to tax	(4)	(3)	(3)
Canadian tax rate differentials	(1)	(8)	(10)
Foreign tax rate differentials	(17)	(4)	—
Effect of tax rate increases	11	—	—
Tax credits	(4)	(15)	(16)
Other(1)	1	(43)	(5)

Income tax expense	$152	$127	$220

(1) Substantially all amounts in 2011 relate to uncertain tax positions.

Reconciliation of Uncertain Tax Positions In Relation To Unrecognized Tax Benefits for Canada and the United States

The following table provides a reconciliation of uncertain tax positions in relation to unrecognized tax benefits for Canada and the United States for the year ended December 31, 2012:

(in millions of Canadian dollars)	2012	2011	2010

Unrecognized tax benefits at January 1	$19	$60	$61
Increase in unrecognized:
Tax benefits related to the current year	2	3	5
Gross uncertain tax benefits related to prior years	—	1	2
Dispositions:
Gross uncertain tax benefits related to prior years	(2)	(45)	(5)
Settlements with tax authorities	—	—	(3)

Unrecognized tax benefits as at December 31	$19	$19	$60

Earnings per share (Tables)	12 Months Ended
Dec. 31, 2012
Number Of Shares Used In the Earnings Per Share Calculations

The number of shares used in the earnings per share calculations is reconciled as follows:

(in millions)	2012	2011	2010

Weighted average shares outstanding	171.8	169.5	168.8
Dilutive effect of weighted average number of stock options	1.4	1.1	0.4

Weighted average diluted shares outstanding	173.2	170.6	169.2

Other comprehensive loss and accumulated other comprehensive loss (Tables)	12 Months Ended
Dec. 31, 2012
Accumulated Other Comprehensive Loss, Net of Tax

The components of “Accumulated other comprehensive loss”, net of tax, are as follows:

(in millions of Canadian dollars)	2012	2011

Unrealized foreign exchange loss on translation of the net investment in U.S. subsidiaries	$(308)	$(250)
Unrealized foreign exchange gain on translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	382	322
Deferred loss on settled hedge instruments	(1)	(17)
Unrealized effective (losses) on cash flow hedges	(11)	(3)
Amounts for defined benefit pension and other post-retirement plans not recognized in income	(2,828)	(2,788)
Equity accounted investments	(2)	—

Accumulated other comprehensive loss	$(2,768)	$(2,736)

Components of Other Comprehensive Loss and Related Tax Effects

Components of other comprehensive loss and the related tax effects are as follows:

(in millions of Canadian dollars)	Before tax amount	Income tax recovery (expense)	Net of tax amount

For the year ended December 31, 2012
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries	$(58)	$–	$(58)
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	69	(9)	60
Change in derivatives designated as cash flow hedges:
Realized gain on cash flow hedges recognized in income	6	(1)	5
Unrealized gain on cash flow hedges	3	–	3
Change in pension and other benefits actuarial gains and losses	(62)	12	(50)
Change in prior service pension and other benefit costs	12	(2)	10
Equity accounted investments	(2)	–	(2)

Other comprehensive loss	$(32)	$–	$(32)

For the year ended December 31, 2011
Unrealized foreign exchange gain (loss) on:
Translation of the net investment in U.S. subsidiaries	$59	$–	$59
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	(59)	8	(51)
Change in derivatives designated as cash flow hedges:
Realized gain on cash flow hedges	(17)	3	(14)
Unrealized gain on cash flow hedges	10	(1)	9
Change in pension and other benefits actuarial gains and losses	(892)	232	(660)
Change in prior service pension and other benefit costs	9	(2)	7

Other comprehensive loss	$(890)	$240	$(650)

For the year ended December 31, 2010
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries	$(124)	$–	$(124)
Translation of the U.S dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	142	(18)	124
Change in derivatives designated as cash flow hedges:
Unrealized gain on cash flow hedges	2	(1)	1
Change in pension and other benefits actuarial gains and losses	(472)	121	(351)
Change in prior service pension and other benefit costs	12	(3)	9

Other comprehensive loss	$(440)	$99	$(341)

Change in non-cash working capital balances related to operations (Tables)	12 Months Ended
Dec. 31, 2012
Changes In Non-cash Working Capital Balances Related To Operations

(in millions of Canadian dollars)	2012	2011	2010
(Use) source of cash:
Accounts receivable, net	$(40)	$(69)	$(9)
Materials and supplies	7	(15)	23
Other current assets	15	(8)	(1)
Accounts payable and accrued liabilities	13	116	(29)

Change in non-cash working capital	$(5)	$24	$(16)

Cash and Cash Equivalents (Tables)	12 Months Ended
Dec. 31, 2012
Cash and cash equivalents

(in millions of Canadian dollars)	2012	2011
Cash	$24	$17
Short-term investments:
Deposits with financial institutions	309	30

Total cash and cash equivalents	$333	$47

Accounts receivable, net (Tables)	12 Months Ended
Dec. 31, 2012
Accounts Receivable, Net

(in millions of Canadian dollars)	2012	2011
Freight	$410	$380
Non-freight	155	172

	565	552
Allowance for doubtful accounts	(19)	(34)

Total accounts receivable, net	$546	$518

Investments (Tables)	12 Months Ended
Dec. 31, 2012
Investments

(in millions of Canadian dollars)	2012	2011
Rail investments accounted for on an equity basis	$61	$65
Long-term floating rate notes (Note 19)	–	79
Other investments	22	23

Total investments	$83	$167

Properties (Tables)	12 Months Ended
Dec. 31, 2012
Properties

	2012	2012			2011
(in millions of Canadian dollars)	Average annual depreciation rate	Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value
Track and roadway	2.7%	$13,273	$3,845	$9,428	$12,778	$3,552	$9,226
Buildings	3.4%	476	244	232	453	255	198
Rolling stock	2.5%	3,320	1,318	2,002	3,390	1,362	2,028
Information Systems(1)	12.3%	746	389	357	665	338	327
Other	4.6%	1,466	472	994	1,436	463	973

Total		$19,281	$6,268	$13,013	$18,722	$5,970	$12,752

(1) During 2012 CP capitalized costs attributable to the design and development of internal-use software in the amount of $105 million (2011 – $91 million; 2010 –$54 million). Current year depreciation expense related to internal use software was $78 million (2011 – $56 million; 2010 – $54 million).

Capital Leases Included In Net Properties

Capital leases included in properties

		2012			2011
(in millions of Canadian dollars)		Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value
Buildings	$	1	$–	$1	$1	$–	$1
Rolling stock		510	179	331	515	165	350
Other		2	2	–	2	2	–

Total assets held under capital lease	$	513	$181	$332	$518	$167	$351

Goodwill and intangible assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets

(in millions of Canadian dollars)	Goodwill	Cost	Intangible assets Accumulated amortization	Net carrying amount

Balance at December 31, 2010	$147	$49	$(6)	$43
Amortization	–	–	(2)	(2)
Foreign exchange impact	3	1	–	1

Balance at December 31, 2011	$150	$50	$(8)	$42
Amortization	–	–	(1)	(1)
Foreign exchange impact	(4)	–	–	–
PRB option impairment (Note 3)	–	(26)	–	(26)

Balance at December 31, 2012	$146	$24	$(9)	$15

Other assets (Tables)	12 Months Ended
Dec. 31, 2012
Other Assets

(in millions of Canadian dollars)	2012	2011
Unamortized fees on long-term debt	$45	$47
Contracted customer incentives	8	11
Long-term materials	18	11
Prepaid leases	9	10
Other	61	64

Total other assets	$141	$143

Accounts payable and accrued liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Accounts Payable and Accrued Liabilities

(in millions of Canadian dollars)	2012	2011
Trade payables	$321	$387
Accrued charges	325	245
Payroll-related accruals	95	103
Accrued interest	75	64
Accrued vacation	74	76
Dividends payable	61	51
Provision for restructuring (Note 4)	59	20
Personal injury and other claims provision	54	53
Income and other taxes payable	36	39
Stock-based compensation liabilities	21	32
Provision for environmental remediation (Note 20)	12	15
Total return swap	–	3
Other	43	45

Total accounts payable and accrued liabilities	$1,176	$1,133

Long-term debt (Tables)	12 Months Ended
Dec. 31, 2012
Components Of Long-term Debt
(in millions of Canadian dollars)		Maturity	Currency in which payable	2012	2011
6.500%	10-year Notes (A)	May 2018	US$	$ 273	$ 279
6.250%	10-year Medium Term Notes (A)	June 2018	CDN$	374	373
7.250%	10-year Notes (A)	May 2019	US$	347	355
9.450%	30-year Debentures (A)	Aug. 2021	US$	249	254
5.100%	10-year Medium Term Notes (A)	Jan. 2022	CDN$	125	125
4.500%	10-year Notes (A)	Jan. 2022	US$	244	250
4.450%	12.5-year Notes (A)	Mar. 2023	US$	347	354
7.125%	30-year Debentures (A)	Oct. 2031	US$	348	356
5.750%	30-year Debentures (A)	Mar. 2033	US$	241	246
5.950%	30-year Notes (A)	May 2037	US$	440	450
6.450%	30-year Notes (A)	Nov. 2039	CDN$	400	400
5.750%	30-year Notes (A)	Jan. 2042	US$	243	248
Secured Equipment Loan (B)		Aug. 2015	CDN$	98	116
5.41%	Senior Secured Notes (C)	Mar. 2024	US$	113	120
6.91%	Secured Equipment Notes (D)	Oct. 2024	CDN$	176	186
5.57%	Senior Secured Notes (E)	Dec. 2024	US$	60	63
7.49%	Equipment Trust Certificates (F)	Jan. 2021	US$	96	102
3.88%	Senior Secured Notes Series A & B (G)	Oct./Dec. 2026	US$	134	141
4.28%	Senior Secured Notes (H)	Mar. 2027	US$	70	–
Other long-term loans (nil% – 5.50%)		2014 - 2025	US$	2	2
Obligations under capital leases
	(4.90% – 6.99%) (I)	2013 - 2026	US$	271	285
Obligations under capital leases
	(12.77%) (I)	Jan. 2031	CDN$	3	3

				4,654	4,708
Perpetual 4% Consolidated Debenture Stock (J)			US$	30	31
Perpetual 4% Consolidated Debenture Stock (J)			GB£	6	6

				4,690	4,745
Less: Long-term debt maturing within one year				54	50

				$ 4,636	$ 4,695

At December 31, 2012, the gross amount of long-term debt denominated in U.S. dollars was US$3,538 million (2011 – US$3,508 million).

Annual maturities and principal repayments requirements, excluding those pertaining to capital leases, for each of the five years following 2012 are (in millions): 2013 – $46; 2014 – $49; 2015 – $123; 2016 – $30; 2017 – $27.

A.  These debentures and notes pay interest semi-annually and are unsecured, but carry a negative pledge.

On September 30, 2011, the Company redeemed US$101 million 5.75% Notes due in May 2013 with a carrying amount of $107 million pursuant to a call offer for a total cost of $113 million. Upon redemption of the Notes a net loss of $9 million was recognized to “Other income and charges”. The loss consisted largely of a redemption premium paid to note holders to redeem the Notes.

On September 13, 2011, the Company announced a cash tender offer and consent solicitation for any or all its outstanding US$246 million 6.25% Notes due October 15, 2011. Notes tendered with a principal value of US$204 million were redeemed on October 12, 2011, and the remaining US$42 million Notes not tendered were redeemed on October 17, 2011. Upon redemption of the Notes a net loss of $1 million was recognized to “Other income and charges”.

During December 2011, the Company issued $125 million 5.10% 10-year Medium Term Notes, US$250 million 4.50% 10-year Notes and US$250 million 5.75% 30-year Notes. Net proceeds from these offerings were $618 million and were largely used to make a $600 million voluntary prepayment to the Company’s main Canadian defined benefit pension plan.

During 2010, the Company issued US$350 million of 4.45% Notes due March 15, 2023. Net proceeds from this offering were $355 million and were used to make a voluntary prepayment to the Company’s main Canadian defined benefit pension plan.

B.  The Secured Equipment Loan is collateralized by specific locomotive units with a carrying value of $29 million at December 31, 2012, which reflects an asset impairment charge taken in the fourth quarter of 2012 (Note 3). The floating interest rate is calculated based on a six-month average Canadian Dollar Offered Rate (calculated based on an average of Bankers’ Acceptance rates) plus 53 basis points (2012 – 1.97%; 2011 – 1.94%; 2010 – 1.39%). The Company makes blended payments of principal and interest semi-annually. Final repayment of the remaining principal balance of $53 million is due in August 2015.

C.  The 5.41% Senior Secured Notes are collateralized by specific locomotive units with a carrying value of $147 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest. Final repayment of the remaining principal of US$44 million is due in March 2024.

D.  The 6.91% Secured Equipment Notes are full recourse obligations of the Company collateralized by a first charge on specific locomotive units with a carrying value of $146 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including October 2024.

E.  The 5.57% Senior Secured Notes are secured by specific locomotive units and other rolling stock with a combined carrying value of $67 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2024. Final repayment of the remaining principal of US$31 million is due in December 2024.

F.  The 7.49% Equipment Trust Certificates are secured by specific locomotive units with a carrying value of $101 million at December 31, 2012. The Company makes semi-annual payments that vary in amount and are interest-only payments or blended principal and interest payments. Final repayment of the remaining principal of US$11 million is due in January 2021.

G.  During 2011, the Company issued US$139 million 3.88% Series A and B Senior Secured Notes due in 2026 for net proceeds of $139 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $135 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2026. Final repayment of the remaining principal of US$69 million is due in the fourth quarter of 2026.

H.  During 2012, the Company issued US$71 million 4.28% Senior Secured Notes due in 2027 for net proceeds of $71 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $70 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including March 2027. Final repayment of the remaining principal of US$35 million is due in March 2027.

I.  At December 31, 2012, capital lease obligations included in long-term debt were as follows:

(in millions of Canadian dollars)	Year	Capital leases
Minimum lease payments in:
	2013	$27
	2014	160
	2015	13
	2016	14
	2017	12
	Thereafter	164

Total minimum lease payments		390
Less: Imputed interest		(116)

Present value of minimum lease payments		274
Less: Current portion		(8)

Long-term portion of capital lease obligations		$266

During the year, the Company had no additions to property, plant and equipment under capital lease obligations (2011 – $nil; 2010 – $1 million).

The carrying value of the assets collateralizing the capital lease obligations was $332 million at December 31, 2012.

J.  The Consolidated Debenture Stock, authorized by an Act of Parliament of 1889, constitutes a first charge upon and over the whole of the undertaking, railways, works, rolling stock, plant, property and effects of the Company, with certain exceptions.

On October 31, 2011, CP completed arrangements with 12 highly rated financial institutions for a committed $1.0 billion four year revolving credit agreement. This agreement incorporates a revolving facility limit of $600 million and a separate letter of credit facility limit of $400 million at pre-agreed pricing and has the ability to annually extend the term for an additional year with the consent of the lenders. The $1.0 billion revolving credit agreement also contains an accordion feature to accommodate up to an additional $300 million. At December 31, 2012, CP had available $460 million under the revolving facility limit and $145 million available under the letter of credit facility limit, of which the Company had utilized $395 million solely for letters of credit under both facilities. The weighted average annualized interest rate for drawn funds during 2012 was 2.94% (2011 – 1.98%; 2010 – not applicable). The agreement requires the Company not to exceed a maximum debt to total capitalization ratio. At December 31, 2012, the Company satisfied this threshold stipulated in the financial covenant. In addition, should CP’s senior unsecured debt not be rated at least investment grade by Moody’s and S&P, the Company’s credit agreement will also require it to maintain a minimum fixed charge coverage ratio.

Other long-term liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Other Long Term Liabilities

(in millions of Canadian dollars)	2012	2011
Provision for environmental remediation, net of current portion(1)	$77	$82
Provision for restructuring, net of current portion(2) (Note 4)	27	35
Deferred gains on sale leaseback transactions	34	38
Deferred revenue on rights-of-way license agreements, net of current portion	33	34
Stock-based compensation liabilities, net of current portion	26	61
Asset retirement obligations (Note 21)	23	23
Deferred retirement compensation (Note 28)	16	–
Other, net of current portion	70	92

Total other long-term liabilities	$306	$365

(1) As at December 31, 2012, the aggregate provision for environmental remediation, including the current portion was $89 million (2011 – $97 million).

(2) As at December 31, 2012, the aggregate provision for restructuring, including the current portion was $89 million (2011 – $55 million).

Asset retirement obligations (Tables)	12 Months Ended
Dec. 31, 2012
Asset Retirement Obligations

(in millions of Canadian dollars)	2012	2011

Opening balance, January 1	$23	$22
Accretion	1	1
Liabilities settled	(1)	–

Closing balance, December 31	$23	$23

Shareholders' equity (Tables)	12 Months Ended
Dec. 31, 2012
Analysis of Common Share Balances

An analysis of Common Share balances is as follows:

(number of shares in millions)	2012	2011	2010

Share capital, January 1	170.0	169.2	168.5
Shares issued under stock option plans	3.9	0.8	0.7

Share capital, December 31	173.9	170.0	169.2

Pension and other benefits (Tables)	12 Months Ended
Dec. 31, 2012
Net Periodic Benefit Cost for DB Pension Plans and Other Benefits

The elements of net periodic benefit cost for DB pension plans and other benefits recognized in the year included the following components:

	Pensions			Other benefits
(in millions of Canadian dollars)	2012	2011	2010	2012	2011	2010

Current service cost (benefits earned by employees in the year)	$131	$105	$86	$19	$17	$16
Interest cost on benefit obligation	452	460	464	24	26	28
Expected return on fund assets	(752)	(674)	(598)	–	(1)	(1)
Recognized net actuarial loss	208	142	71	3	8	2
Amortization of prior service costs	2	13	13	–	(1)	(2)

Net periodic benefit cost	$41	$46	$36	$46	$49	$43

Information About DB Pension Plans and Other Benefits

Information about the Company’s DB pension plans and other benefits, in aggregate, is as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2012	2011	2012	2011

Change in projected benefit obligation:
Benefit obligation at January 1	$10,099	$8,984	$536	$494
Current service cost	131	105	19	17
Interest cost	452	460	24	26
Employee contributions	58	60	–	–
Benefits paid	(525)	(471)	(35)	(35)
Foreign currency changes	(4)	3	(1)	–
Plan amendments and other	(11)	(3)	–	7
Actuarial loss	447	961	(8)	27

Projected benefit obligation at December 31	$10,647	$10,099	$535	$536

Change in fund assets:
Fair value of fund assets at January 1	$9,215	$8,310	$11	$11
Actual return on fund assets	916	621	(1)	–
Employer contributions	102	693	34	35
Employee contributions	58	60	–	–
Benefits paid	(525)	(471)	(35)	(35)
Foreign currency changes	(3)	2	–	–

Fair value of fund assets at December 31	$9,763	$9,215	$9	$11

Funded status – plan deficit	$(884)	$(884)	$(526)	$(525)

Amounts Recognized in the Company's Consolidated Balance Sheet

Amounts recognized in the Company’s Consolidated Balance Sheet are as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2012	2011	2012	2011

Accounts payable and accrued liabilities	$8	$–	$36	$37
Pension and other benefit liabilities	876	884	490	488

Total amount recognized	$884	$884	$526	$525

Amounts Recognized in Accumulated Other Comprehensive Loss

Amounts recognized in accumulated other comprehensive loss are as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2012	2011	2012	2011

Net actuarial loss:
Other than deferred investment losses	$3,761	$3,063	$108	$119
Deferred investment losses	40	665	–	–
Prior service cost	(11)	1	5	4
Deferred income tax	(1,045)	(1,030)	(30)	(34)

Total	$2,745	$2,699	$83	$89

Actuarial Assumptions Used Were Approximately

Weighted-average actuarial assumptions used were approximately:

(percentages)	2012		2011		2010

Benefit obligation at December 31:
Discount rate	4.28		4.55		5.20
Projected future salary increases	3.00		3.00		3.00
Health care cost trend rate	8.00	(1)	8.00	(1)	8.00	(2)
Benefit cost for year ended December 31:
Discount rate	4.55		5.20		5.90
Expected rate of return on fund assets	7.75		7.75		7.75
Projected future salary increases	3.00		3.00		3.00
Health care cost trend rate	8.00	(1)	8.00	(2)	8.50	(2)

(1) The health care cost trend rate is assumed to be 8.0% in 2013 (8.0% in 2012), and then decreasing by 0.5% per year to an ultimate rate of 5.0% per year in 2019 and thereafter.

(2) The health care cost trend rate was previously projected to decrease by 0.5% per year to approximately 5.0% per year in 2017.

Summary of Impact of One-percentage Point Change in Assumed Health Care Cost Trend Rates

A one-percentage-point change in the assumed health care cost trend rate would have the following effects:

(in millions of Canadian dollars) Favourable (unfavourable)	One percentage point increase	One percentage point decrease

Effect on the total of service and interest costs	(1)	1
Effect on post-retirement benefit obligation	(8)	8

Summary of Pension Plan Asset Allocation and Current Weighted Average Policy Range

The Company’s pension plan asset allocation, the current weighted average asset allocation targets and the current weighted average policy range for each major asset class, were as follows:

	Current asset allocation target	Current policy range	Percentage of plan assets at December 31
Asset allocation (percentage)			2012	2011

Public equity securities	45.7	30 – 51	45.9	40.1
Debt securities	42.3	39 – 53	42.7	49.2
Real estate and infrastructure	12.0	10 – 17	11.4	10.7

Total			100.0	100.0

Summary of Defined Benefit Pension Plan Assets at Fair Value

The following is a summary of the assets of the Company’s defined benefit pension plans at fair values at December 31, 2012 and a comparative summary at December 31, 2011:

(in millions of Canadian dollars) December 31, 2012	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Cash and cash equivalents	$70	$7	$–	$77
Government bonds(1)	–	2,810	–	2,810
Corporate bonds(1)	–	1,249	–	1,249
Mortgages(1)	–	34	–	34
Public equities
• Canada	1,130	28	–	1,158
• U.S. and international	3,316	13	–	3,329
Real estate(2)	–	–	779	779
Infrastructure(2)	–	–	333	333
Derivative liabilities(3)	–	(6)	–	(6)

	$4,516	$4,135	$1,112	$9,763

December 31, 2011
Cash and cash equivalents	$48	$299	$–	$347
Government bonds(1)	–	2,839	–	2,839
Corporate bonds(1)	–	1,264	–	1,264
Mortgages(1)	–	18	4	22
Public equities
• Canada	882	81	–	963
• U.S. and international	2,310	30	–	2,340
Real estate(2)	–	–	691	691
Infrastructure(2)	–	–	294	294
Derivative assets(3)	–	455	–	455

	$3,240	$4,986	$989	$9,215

(1) Government & Corporate Bonds:

Fair values for bonds are based on market prices supplied by external vendors. When a market price is not available from independent sources, the bonds are valued at the last available price.

Mortgages: The fair value measurement of $34 million (2011 – $18 million) of mortgages categorized as Level 2 is based on current market yields of financial instruments of similar maturity, coupon and risk factors.

(2) Real Estate:

The fair value of real estate investments of $779 million (2011 – $691 million) is based on property appraisals which use a number of approaches that typically include a discounted cash flow analysis, a direct capitalization income method and/or a direct comparison approach. Appraisals of real estate investments are generally performed semi-annually by qualified external accredited appraisers.

Infrastructure:

Infrastructure fund values of $333 million (2011 – $294 million) are based on the fair value of the fund assets as calculated by the fund manager, generally using a discounted cash flow analysis that takes into account current market conditions and recent sales transactions where practical and appropriate.

(3) The Company’s pension funds may utilize the following derivative instruments: equity futures to replicate equity index returns (Level 2); currency forwards to partially hedge foreign currency exposures (Level 2); bond forwards to reduce asset/liability interest rate risk exposures (Level 2); interest rate swaps to manage duration and interest rate risk (Level 2); credit default swaps to manage credit risk (Level 2); and options to manage interest rate risk and volatility (Level 2). At December 31, 2012 the pension funds’ utilization of derivatives was primarily currency forwards.

Summary of Defined Benefit Pension Plan Assets Measured at Fair Value Using Unobservable Inputs

During 2011 and 2012 the portion of the assets of the Company’s defined benefit pension plans measured at fair value using unobservable inputs (Level 3) changed as follows:

(in millions of Canadian dollars)	Mortgages	Real estate	Infrastructure	Total

As at January 1, 2011	$5	$620	$254	$879
Contributions	–	7	17	24
Disbursements	(2)	(10)	–	(12)
Net realized gains	–	4	–	4
Increase in net unrealized gains	1	70	23	94

As at December 31, 2011	$4	$691	$294	$989
Contributions	–	39	27	66
Disbursements	(1)	(36)	–	(37)
Net transfer out of Level 3	(3)	–	–	(3)
Net realized gains	–	19	–	19
Increase in net unrealized gains	–	66	12	78

As at December 31, 2012	$–	$779	$333	$1,112

Summary of Estimated Future Pension and Other Post-retirement Benefit Payments

The estimated future defined benefit pension and other benefit payments to be paid by the plans for each of the next five years and the subsequent five-year period are as follows:

(in millions of Canadian dollars)	Pensions	Other benefits

2013	$477	$38
2014	499	37
2015	517	37
2016	536	37
2017	556	37
2018 – 2022	3,041	178

Stock-based compensation (Tables)	12 Months Ended
Dec. 31, 2012
Fixed Stock Option Plans

The following table summarizes the Company’s fixed stock option plans (that do not have a TSAR attached to them) as of December 31:

	Options outstanding		Nonvested options
	Number of options	Weighted average exercise price	Number of options	Weighted average grant date fair value

Outstanding, January 1, 2012	6,915,323	$53.42	2,650,050		$16.04
New options granted	1,471,746	78.19	1,471,746		19.04
Exercised	(3,733,028)	50.53	NA		NA
Vested	NA	NA	(2,269,650)		14.69
Forfeited	(39,050)	63.25	(38,450)		17.14
Expired	(388,350)	62.43	(385,100)		12.12

Outstanding at December 31, 2012	4,226,641	63.69	1,428,596		20.70

Vested or expected to vest at(1)
December 31, 2012	4,149,128	$63.35	NA	$	NA

Exercisable at December 31, 2012	2,798,045	$56.44	NA	$	NA

(1) As at December 31, 2012, the weighted average remaining term of vested or expected to vest options was 6.4 years with an aggregate intrinsic value of $156 million.

Stock Options Outstanding and Exercisable

The following table provides the number of stock options outstanding and exercisable as at December 31, 2012 by range of exercise price and their related intrinsic aggregate value, and for options outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money stock options, which represents the amount that would have been received by option holders had they exercised their options on December 31, 2012 at the Company’s closing stock price of $100.90.

	Options outstanding				Options exercisable
Range of exercise prices	Number of options	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of options	Weighted average exercise price	Aggregate intrinsic value (millions)

$31.45 – $58.00	1,465,395	3.8	$46.30	$80	1,465,395	$46.30	$80
$58.01 – $71.69	1,306,400	5.0	66.78	45	1,306,400	66.78	45
$71.70 – $97.70	1,454,846	9.0	78.22	33	26,250	75.11	1

Total(1)	4,226,641	5.9	$63.69	$158	2,798,045	$56.44	$126

(1) As at December 31, 2012, the total number of in-the-money stock options outstanding was 4,226,641 with a weighted-average exercise price of $63.69. The weighted-average years to expiration of exercisable stock options is 4.4 years.

Weighted Average Fair Value Assumptions

The weighted average fair value assumptions were approximately:

	2012	2011	2010

Expected option life (years)(1)	6.03	6.30	6.25
Risk-free interest rate(2)	1.47%	2.79%	2.78%
Expected stock price volatility(3)	31%	31%	30%
Expected annual dividends per share(4)	$1.40	$1.20	$1.08
Estimated forfeiture rate(5)	1.2%	0.7%	0.7%
Weighted average grant date fair value of options granted during the year	$19.04	$19.44	$15.90

(1) Represents the period of time that awards are expected to be outstanding. Historical data on exercise behaviour or when available, specific expectations regarding future exercise behaviour, were used to estimate the expected life of the option.

(2) Based on the implied yield available on zero-coupon government issues with an equivalent remaining term at the time of the grant.

(3) Based on the historical stock price volatility of the Company’s stock over a period commensurate with the expected term of the option.

(4) Determined by the current annual dividend at the time of grant. The Company does not employ different dividend yields throughout the contractual term of the option.

(5) The Company estimated forfeitures based on past experience. This rate is monitored on a periodic basis.

Summarized Information Related to the Company's Tandem Share Appreciation Rights

The following table summarizes information related to the Company’s TSARs as of December 31:

	TSARs outstanding		Nonvested TSARs
	Number of TSARs	Weighted average exercise price	Number of TSARs	Weighted average grant date fair value

Outstanding, January 1, 2012	383,400	$47.97	56,600		$11.73
Exercised as Options	(212,925)	43.97	NA		NA
Vested	NA	NA	(56,600)		11.73
Forfeited	(2,400)	30.50	–		–

Outstanding at December 31, 2012	168,075	$53.28	–		$–

Vested at December 31, 2012(1)	168,075	$53.28	NA	$	NA

Exercisable at December 31, 2012	168,075	$53.28	NA	$	NA

(1) As at December 31, 2012, the weighted average remaining term of vested or expected to vest TSARs was 3.4 years with an aggregate intrinsic value of $8 million.

Number of TSARs Outstanding and Exercisable

The following table provides the number of TSARs outstanding and exercisable as at December 31, 2012 by range of exercise price and their related intrinsic value, and for TSARs outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money TSARs, which represents the amount that would have been received by TSAR holders had they exercised their TSAR on December 31, 2012 at the Company’s closing stock price of $100.90.

	TSARs outstanding				TSARs exercisable
Range of exercise prices	Number of TSARs	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of TSARs	Weighted average exercise price	Aggregate intrinsic value (millions)

$31.45 – $46.61	65,625	2.0	$37.80	$4	65,625	$37.80	$4
$46.62 – $60.13	39,000	3.5	56.99	2	39,000	56.99	2
$60.14 – $71.69	63,450	4.5	67.00	2	63,450	67.00	2

Total(1)	168,075	3.3	$53.28	$8	168,075	$53.28	$8

(1) As at December 31, 2012, the total number of in-the-money TSARs outstanding was 168,075 with a weighted-average exercise price of $53.28. The weighted-average years to expiration of exercisable TSARs is 3.4 years.

Total Fair Value of Shares Vested for All Stock Option Plans

The following table refers to the total fair value of shares vested for all stock option plans (including TSARs) during the years ended December 31:

(in millions of Canadian dollars)	2012	2011	2010

Regular stock option plan	$33	$8	$6
TSARs	1	1	6

Total	$34	$9	$12

Information Related to All Options Exercised in the Stock Option Plans

The following table provides information related to all options exercised in the stock option plans during the years ended December 31:

(in millions of Canadian dollars)	2012	2011	2010

Total intrinsic value	$118	$17	$10
Cash received by the Company upon exercise of options	198	29	32

Summary of Deferred Share Unit Plan

The following table summarizes information related to the DSUs as of December 31:

	2012	2011

Outstanding, January 1	396,306	388,346
Granted	167,435	67,306
Units, in lieu of dividends	6,821	7,732
Redeemed	(212,822)	(67,078)

Outstanding, December 31	357,740	396,306

Summary of Total Share Based Liabilities Paid

The following table summarizes the total share based liabilities paid for each of the years ended December 31:

(in millions of Canadian dollars)	2012	2011	2010

Plan
DSUs	$19	$4	$2
PSUs	55	–	–

Total	$74	$4	$2

Performance Shares
Summary of Performance Share Unit Plan

The following table summarizes information related to the Company’s PSUs as at December 31:

	2012	2011

Outstanding, January 1	930,311	700,468
Granted	479,372	269,300
Units, in lieu of dividends	2,143	16,487
Vested	(610,568)	NA
Forfeited	(600,556)	(55,944)

Outstanding at December 31	200,702	930,311

RSUs
Summary of Deferred Share Unit Plan

The following table summarizes information related to the Company’s RSUs as at December 31:

	2012	2011

Outstanding, January 1	64,470	–
Granted	113,408	64,470
Units, in lieu of dividends	1,639	–
Forfeited	(6,283)	–

Outstanding, December 31	173,234	64,470

Segmented information (Tables)	12 Months Ended
Dec. 31, 2012
Geographic Information

Geographic information

(in millions of Canadian dollars)	Canada	United States	Total

2012
Revenues	$4,095	$1,600	$5,695
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$9,138	$4,249	$13,387

2011
Revenues	$3,766	$1,411	$5,177
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,854	$4,309	$13,163

2010
Revenues	$3,635	$1,346	$4,981
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,458	$4,013	$12,471

Summary of Significant Accounting Policies - Additional Information (Detail)	12 Months Ended
Dec. 31, 2012
Summary Of Significant Accounting Policies [Line Items]
Cash and cash equivalents maturity period, maximum	3 months
Expected return on fund assets calculated using market-related asset values developed	five-year average of market values
The maximum market related asset value as a percentage of market value used to calculate net periodic benefit cost	120.00%
The minimum market related asset value as a percentage of market value used to calculate net periodic benefit cost	80.00%
Unrecognized actuarial gains and losses as a percentage in excess of the greater of the benefit obligation and the market-related plan assets	10.00%
Expected average remaining service period of active employees expected to receive benefits under the plan	10 years
Probability threshold for recognizing income tax benefits to be realized upon settlement	50.00%
Favourable leases, customer relationships and interline contracts | Minimum
Summary Of Significant Accounting Policies [Line Items]
Amortization period of intangible assets with finite lives	15 years
Favourable leases, customer relationships and interline contracts | Maximum
Summary Of Significant Accounting Policies [Line Items]
Amortization period of intangible assets with finite lives	20 years

Asset Impairment (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	265
Railroad Transportation Equipment
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	80	[1]
Powder River Basin and Other Investment
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	185	[2],[3]

[1]	Impairment loss on locomotives In the fourth quarter of 2012, CP reached a decision to dispose of a certain series of locomotives to improve operating efficiencies, and accordingly performed an impairment test on these assets. The impairment test determined that the net book value of these locomotives exceeded their estimated fair value by $80 million. The estimated fair value represents the expected future cashflows from the disposal of these locomotives. The impairment charge of $80 million ($59 million after-tax) was recorded in "Asset impairment" and charged against income.
[2]	Powder River Basin impairment As part of the acquisition of DM&E in 2007, CP acquired the option to build a 260 mile extension of its network into coal mines in the Powder River Basin ("PRB"). Due to continued deterioration in the market for domestic thermal coal, including a sharp deterioration in 2012, in the fourth quarter of 2012 CP deferred plans to extend its rail network into the PRB coal mines indefinitely. As a result of this decision and in light of the declined market conditions, CP has evaluated the recoverability of the carrying amount of PRB assets and determined that this exceeded the estimated fair value by $180 million. The estimated fair value represents the expected proceeds from the sale of the acquired land, as determined by a comparable market assessment. Other costs associated with the acquisition of DM&E and accumulated by CP since acquisition have been written down to $nil. The amount of the impairment associated with this indefinite deferral was $180 million ($107 million after-tax). The components of the PRB impairment that were charged against income as an "Asset impairment" are as follows: (in millions of Canadian dollars) 2012 Option impairment (Note 15) $ 26 Construction plans, including capitalized interest 134 Land, land option appraisals, including capitalized interest 20 Total impairment $ 180
[3]	Includes impairment of other investment of $5 million.

Asset Impairment (Parenthetical) (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	265
Powder River Basin
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	180
Asset impairment, after tax	107
Railroad Transportation Equipment
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	80 [1]
Asset impairment, after tax	59
Other Investment
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	5
Options
Impaired Long-Lived Assets Held and Used [Line Items]
Option impairment (Note 15)	26
Options | Powder River Basin
Impaired Long-Lived Assets Held and Used [Line Items]
Option impairment (Note 15)	26
Construction in Progress | Powder River Basin
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	134
Land and Land Improvements | Powder River Basin
Impaired Long-Lived Assets Held and Used [Line Items]
Asset impairment	20

[1]	Impairment loss on locomotives In the fourth quarter of 2012, CP reached a decision to dispose of a certain series of locomotives to improve operating efficiencies, and accordingly performed an impairment test on these assets. The impairment test determined that the net book value of these locomotives exceeded their estimated fair value by $80 million. The estimated fair value represents the expected future cashflows from the disposal of these locomotives. The impairment charge of $80 million ($59 million after-tax) was recorded in "Asset impairment" and charged against income.

Labour Restructuring - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restructuring Cost and Reserve [Line Items]
Labor restructuring	53	53
Labor restructuring, after tax	39
Provision for labor restructuring	89	89	55	72
Labor restructuring, last payment		2025

Reconciliation of Liabilities Associated with Restructuring Accrual (Detail) (CAD) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012		Dec. 31, 2011
Restructuring Cost and Reserve [Line Items]
Beginning balance		55		72
Accrued		54	[1]	8	[1]
Payments		(22)		(27)
Amortization of discount		2	[2]	2	[2]
Ending balance	89	89		55
Restructuring charge	53	53

[1]	Includes fourth quarter charge of $53 million.
[2]	Amortization of discount is charged to income as "Compensation and benefits".

Other Income and Charges (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of Other Income (Expense) [Line Items]
Accretion income on long-term floating rate notes (Note 19)	(3)	(5)	(6)
Loss (gain) in fair value of long-term floating rate notes (Note 19)	1	(10)	(3)
Net loss on repurchase of debt (Note 18)		10
Other foreign exchange (gains) losses	(1)	3	(10)
Foreign exchange (gain) loss on long-term debt	(2)	3	(2)
Advisory fees (related to shareholder matters)	27	6
Other	15	11	9
Total other income and charges	37	18	(12)

Net Interest Expense (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest Expense [Line Items]
Interest cost	294	266	288
Interest capitalized to Properties	(15)	(11)	(20)
Interest expense	279	255	268
Interest income	(3)	(3)	(11)
Net interest expense	276	252	257

Net Interest Expense - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest Expense [Line Items]
Interest on capital leases included in interest expense	19	19	22

Summary of Major Components of Company's Income Tax Expense (Detail) (CAD) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Components of Deferred Tax Provision [Line Items]
Current income tax expense (recovery)		12	(60)	9
Deferred income tax expense
Origination and reversal of temporary differences		144	194	244
Effect of tax rate increases		11
Effect of hedge of net investment in foreign subsidiaries		(9)	8	(18)
Tax credits		(4)	(15)	(16)
Other		(2)		1
Total deferred income tax expense		140	187	211
Income tax expense	11	152	127	220
Income before income tax expense		464	430	577
Income before income tax expense		172	267	294
Income before income tax expense		636	697	871
Current
Canada		6	(59)	(1)
Foreign		6	(1)	10
Total current income tax expense (recovery)		12	(60)	9
Deferred
Canada		120	115	122
Foreign		20	72	89
Total deferred income tax expense		140	187	211
Total income taxes	11	152	127	220

Deferred Income Tax Assets and Liabilities (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred income tax assets
Restructuring liability	24	16
Amount related to tax losses carried forward	322	377
Liabilities carrying value in excess of tax basis	295	327
Future environmental remediation costs	31	34
Tax credits carried forward including minimum tax	122	116
Other	71	57
Total deferred income tax assets	865	927
Deferred income tax liabilities
Properties carrying value in excess of tax basis	2,676	2,608
Other long-term assets carrying value in excess of tax basis	7	18
Other	20	19
Total deferred income tax liabilities	2,703	2,645
Total net deferred income tax liabilities	1,838	1,718
Current deferred income tax assets	254	101
Long-term deferred income tax liabilities	2,092	1,819

Expected Income Tax Expense at Canadian Statutory Rates Reconciled to Income Tax Expense (Detail) (CAD) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Tax [Line Items]
Statutory federal and provincial income tax rate		26.09%		28.75%		29.15%
Expected income tax expense at Canadian enacted statutory tax rates		166		200		254
Increase (decrease) in taxes resulting from:
Items not subject to tax		(4)		(3)		(3)
Canadian tax rate differentials		(1)		(8)		(10)
Foreign tax rate differentials		(17)		(4)
Effect of tax rate increases		11
Tax credits		(4)		(15)		(16)
Other		1	[1]	(43)	[1]	(5)	[1]
Income tax expense	11	152		127		220

[1]	Substantially all amounts in 2011 relate to uncertain tax positions.

Income Taxes - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Line Items]
Unrecognized tax benefits from capital losses		0	0
Income tax expense	11	152	127	220
Income tax operating losses carried forward		1,195
Expiry year of losses carried forward		Beginning in 2015
Loss expiry year of operating losses carried forward recognized as deferred tax asset		2022 thru 2031
Minimum tax credits		40
Expiry year of alternative minimum tax credits		Beginning in 2016
Investment tax credit		35
Expiry year of investment tax credits		Beginning in 2018
Track maintenance credits		47
Expiry year of track maintenance credits		Beginning in 2025
Total amount of accrued interest and penalties expensed		0	15	7
The total amount of accrued interest and penalties associated with unrecognized tax benefit		5	5	20

Reconciliation of Uncertain Tax Positions Related to Unrecognized Tax Benefits (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Unrecognized Tax Benefits [Line Items]
Unrecognized tax benefits, at January 1	19	60	61
Increase in unrecognized:
Tax benefits related to the current year	2	3	5
Gross uncertain tax benefits related to prior years		1	2
Dispositions:
Dispositions of gross uncertain tax benefits related to prior years	(2)	(45)	(5)
Dispositions related to settlements with tax authorities			(3)
Unrecognized tax benefits as at December 31	19	19	60

Earnings Per Share - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share [Line Items]
Dilutive options outstanding	4.2	4.7	2.7
Stock Option
Earnings Per Share [Line Items]
Number of options excluded from the computation of diluted earnings per share	0.2	1.4	0.9
TSARs
Earnings Per Share [Line Items]
Number of options excluded from the computation of diluted earnings per share	0.2	0.3	3.6

Earnings Per Share (Detail) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Earnings Per Share, Basic and Diluted, by Common Class [Line Items]
Weighted average shares outstanding	171.8	169.5	168.8
Dilutive effect of weighted average number of stock options	1.4	1.1	0.4
Weighted average diluted shares outstanding	173.2	170.6	169.2

Components of Accumulated Other Comprehensive Loss Net of Tax (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss) [Line Items]
Deferred loss on settled hedge instruments	(1)	(17)
Unrealized effective (losses) on cash flow hedges	(11)	(3)
Amounts for defined benefit pension and other post-retirement plans not recognized in income	(2,828)	(2,788)
Equity accounted investments	(2)
Accumulated other comprehensive loss	(2,768)	(2,736)
Net Investment in U.S. Subsidiaries
Accumulated Other Comprehensive Income (Loss) [Line Items]
Unrealized foreign exchange gain (loss)	(308)	(250)
Long-term Debt Designated as Hedge of Net Investment
Accumulated Other Comprehensive Income (Loss) [Line Items]
Unrealized foreign exchange gain (loss)	382	322

Components of Other Comprehensive Loss and Related Tax Effects (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Unrealized foreign exchange (loss) gain on:, before tax amount
Translation of the net investment in U.S. subsidiaries, before tax amount	(58)	59	(124)
Translation of the U.S dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries, before tax amount	69	(59)	142
Change in derivatives designated as cash flow hedges:, before tax amount
Realized gain on cash flow hedges recognized in income, before tax amount	6	(17)
Unrealized gain on cash flow hedges, before tax amount	3	10	2
Change in pension and other benefits actuarial gains and losses, before tax amount	(62)	(892)	(472)
Change in prior service pension and other benefit costs, before tax amount	12	9	12
Equity accounted investments, before tax amount	(2)
Other comprehensive loss before income taxes	(30)	(890)	(440)
Other comprehensive loss, before tax amount	(32)
Unrealized foreign exchange (loss) gain on:, income tax recovery (expense)
Translation of the net investment in U.S. subsidiaries, income tax recovery (expense)	0	0	0
Translation of the U.S dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries, income tax recovery (expense)	(9)	8	(18)
Change in derivatives designated as cash flow hedges:, income tax recovery (expense)
Realized gain on cash flow hedges recognized in income, income tax recovery (expense)	(1)	3
Unrealized gain on cash flow hedges, income tax recovery (expense)		(1)	(1)
Change in pension and other benefits actuarial gains and losses, income tax recovery (expense)	12	232	121
Change in prior service pension and other benefit costs, income tax recovery (expense)	(2)	(2)	(3)
Equity accounted investments, income tax recovery (expense)	0
Other comprehensive loss, income tax recovery (expense)	0	240	99
Unrealized foreign exchange (loss) gain on:, net of tax amount
Translation of the net investment in U.S. subsidiaries, net of tax amount	(58)	59	(124)
Translation of the U.S dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries, net of tax amount	60	(51)	124
Change in derivatives designated as cash flow hedges:, net of tax amount
Realized gain on cash flow hedges recognized in income, net of tax amount	5	(14)
Unrealized gain on cash flow hedges, net of tax amount	3	9	1
Change in pension and other benefits actuarial gains and losses, net of tax amount	(50)	(660)	(351)
Change in prior service pension and other benefit costs, net of tax amount	10	7	9
Equity accounted investments, net of tax amount	(2)
Other comprehensive loss (Note 9)	(32)	(650)	(341)

Change in Non-Cash Working Capital Balances Related to Operations (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Significant Noncash Transactions [Line Items]
Accounts receivable, net	(40)	(69)	(9)
Materials and supplies	7	(15)	23
Other current assets	15	(8)	(1)
Accounts payable and accrued liabilities	13	116	(29)
Change in non-cash working capital	(5)	24	(16)

Cash and Cash Equivalents (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash and Cash Equivalents [Line Items]
Cash	24	17
Short-term investments:
Deposits with financial institutions	309	30
Total cash and cash equivalents	333	47	361	679

Accounts Receivable Net (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Non-freight accounts receivable	155	172
Accounts receivable, Gross	565	552
Allowance for doubtful accounts	(19)	(34)	(30)
Total accounts receivable, net	546	518
Freight
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts receivable, Gross	410	380

Accounts Receivable Net - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts, Notes, Loans and Financing Receivable [Line Items]
Allowance for doubtful accounts	19	34	30
Doubtful account expense (Purchased services and other)	3	2	5
Cash receipts from financial institutions			220
Effective interest rate on receivable from a financial institution			5.88%

Investments (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Investments [Line Items]
Rail investments accounted for on an equity basis	61	65
Long-term floating rate notes (Note 19)		79
Other investments	22	23
Total investments	83	167

Net Properties (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Total Cost	19,281		18,722
Total Accumulated depreciation	6,268		5,970
Total Net book value	13,013		12,752
Railroad Transportation Equipment
Property, Plant and Equipment [Line Items]
Average annual depreciation rate	2.70%
Total Cost	13,273		12,778
Total Accumulated depreciation	3,845		3,552
Total Net book value	9,428		9,226
Building
Property, Plant and Equipment [Line Items]
Average annual depreciation rate	3.40%
Total Cost	476		453
Total Accumulated depreciation	244		255
Total Net book value	232		198
Rolling Stock
Property, Plant and Equipment [Line Items]
Average annual depreciation rate	2.50%
Total Cost	3,320		3,390
Total Accumulated depreciation	1,318		1,362
Total Net book value	2,002		2,028
Computer Equipment
Property, Plant and Equipment [Line Items]
Average annual depreciation rate	12.30%	[1]
Total Cost	746	[1]	665	[1]
Total Accumulated depreciation	389	[1]	338	[1]
Total Net book value	357	[1]	327	[1]
Property, Plant and Equipment, Other Types
Property, Plant and Equipment [Line Items]
Average annual depreciation rate	4.60%
Total Cost	1,466		1,436
Total Accumulated depreciation	472		463
Total Net book value	994		973

[1]	During 2012 CP capitalized costs attributable to the design and development of internal-use software in the amount of $105 million (2011 - $91 million; 2010 -$54 million). Current year depreciation expense related to internal use software was $78 million (2011 - $56 million; 2010 - $54 million).

Net Properties (Parenthetical) (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Depreciation and amortization	539	490	489
Computer Equipment
Property, Plant and Equipment [Line Items]
Depreciation and amortization	78	56	54
Capitalized cost attributable to design and development of internal use software	105	91	54

Capital Leases Included in Properties (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Capital Leased Assets [Line Items]
Total Cost	513	518
Total Accumulated depreciation	181	167
Total Net book value	332	351
Building
Capital Leased Assets [Line Items]
Total Cost	1	1
Total Net book value	1	1
Rolling Stock
Capital Leased Assets [Line Items]
Total Cost	510	515
Total Accumulated depreciation	179	165
Total Net book value	331	350
Property, Plant and Equipment, Other Types
Capital Leased Assets [Line Items]
Total Cost	2	2
Total Accumulated depreciation	2	2

Goodwill and Intangible Assets (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Schedule Of Goodwill And Intangible Assets [Line Items]
Goodwill, Beginning Balance	150	147
Amortization, Goodwill
Foreign exchange impact, Goodwill	(4)	3
Goodwill, Ending Balance	146	150
Cost, Beginning Balance	50	49
PRB option impairment (Note 3)	9	8
Amortization of intangible assets	(1)	(2)
Foreign exchange adjustment for finite lived intangible assets		1
Cost, Ending Balance	24	50
Intangible assets Accumulated amortization, Beginning Balance	(8)	(6)
Amortization of intangible assets	(1)	(2)
Foreign exchange adjustment for finite lived intangible assets		(1)
Intangible assets Accumulated amortization, Ending Balance	(9)	(8)
Finite-Lived Intangible Assets, Net, Total	42	43
Amortization of intangible assets	(1)	(2)
Foreign exchange adjustment for finite lived intangible assets		1
Finite-Lived Intangible Assets, Net, Total	15	42
Options
Schedule Of Goodwill And Intangible Assets [Line Items]
PRB option impairment (Note 3)	(26)
PRB option impairment (Note 3)	(26)

Goodwill and Intangible Assets - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Options
Schedule Of Goodwill And Intangible Assets [Line Items]
Goodwill, Purchase price allocation	147
Finite-Lived Intangible Assets, Net, Total	15	42	43
Option impairment				26

Other Assets (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Other Assets [Line Items]
Unamortized fees on long-term debt	45	47
Contracted customer incentives	8	11
Long-term materials	18	11
Prepaid leases	9	10
Other	61	64
Total other assets	141	143

Accounts Payable and Accrued Liabilities (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts Payable and Accrued Liabilities [Line Items]
Trade payables	321	387
Accrued charges	325	245
Payroll-related accruals	95	103
Accrued interest	75	64
Accrued vacation	74	76
Dividends payable	61	51
Provision for restructuring	89	55	72
Personal injury and other claims provision	54	53
Income and other taxes payable	36	39
Stock-based compensation liabilities	21	32
Provision for environmental remediation (Note 20)	12	15
Total return swap		3
Other	43	45
Total accounts payable and accrued liabilities	1,176	1,133
Business Restructuring Reserves
Accounts Payable and Accrued Liabilities [Line Items]
Provision for restructuring	59	20

Long-Term Debt (Detail) In Millions, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CAD	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CAD	Dec. 31, 2012 7.250% Notes due in May 2019 CAD		Dec. 31, 2011 7.250% Notes due in May 2019 CAD		Dec. 31, 2012 5.100% 10-year Medium Term Notes (A) CAD		Dec. 31, 2011 5.100% 10-year Medium Term Notes (A) CAD		Dec. 31, 2012 5.950% 30-year Notes (A) CAD		Dec. 31, 2011 5.950% 30-year Notes (A) CAD		Dec. 31, 2012 4.28% Senior Secured Notes CAD		Dec. 31, 2012 6.500% 10-year Notes (A) CAD		Dec. 31, 2011 6.500% 10-year Notes (A) CAD		Dec. 31, 2012 6.250% 10-year Medium-term Notes [A] CAD		Dec. 31, 2011 6.250% 10-year Medium-term Notes [A] CAD		Dec. 31, 2012 9.450% 30-year Debentures (A) CAD		Dec. 31, 2011 9.450% 30-year Debentures (A) CAD		Dec. 31, 2012 4.50% 10-year Notes (A) CAD		Dec. 31, 2011 4.50% 10-year Notes (A) CAD		Dec. 31, 2012 4.450% 30 -year Notes (A) CAD		Dec. 31, 2011 4.450% 30 -year Notes (A) CAD		Dec. 31, 2012 7.125% 30-year Debentures (A) CAD		Dec. 31, 2011 7.125% 30-year Debentures (A) CAD		Dec. 31, 2012 5.750% 30-year Debentures (A) CAD		Dec. 31, 2011 5.750% 30-year Debentures (A) CAD		Dec. 31, 2012 6.450% 30-year Notes (A) CAD		Dec. 31, 2011 6.450% 30-year Notes (A) CAD		Dec. 31, 2012 5.750% 30-year Medium Term Notes CAD		Dec. 31, 2011 5.750% 30-year Medium Term Notes CAD		Dec. 31, 2012 Secured Equipment Loan (B) CAD		Dec. 31, 2011 Secured Equipment Loan (B) CAD		Dec. 31, 2012 5.41% Senior Secured Notes (C) CAD		Dec. 31, 2011 5.41% Senior Secured Notes (C) CAD		Dec. 31, 2012 6.91% Secured Equipment Notes (D) CAD		Dec. 31, 2011 6.91% Secured Equipment Notes (D) CAD		Dec. 31, 2012 5.57% Senior Secured Notes (E) CAD		Dec. 31, 2011 5.57% Senior Secured Notes (E) CAD		Dec. 31, 2012 7.49% Equipment Trust Certificate (F) CAD		Dec. 31, 2011 7.49% Equipment Trust Certificate (F) CAD		Dec. 31, 2012 3.88% Senior Secured Notes Series A & B(G) CAD		Dec. 31, 2011 3.88% Senior Secured Notes Series A & B(G) CAD		Dec. 31, 2012 Other long-term loans (nil% - 5.50%) CAD	Dec. 31, 2011 Other long-term loans (nil% - 5.50%) CAD	Dec. 31, 2012 Obligations under capital leases (4.90% - 6.99%) (I) CAD		Dec. 31, 2011 Obligations under capital leases (4.90% - 6.99%) (I) CAD		Dec. 31, 2012 Obligations under capital leases (12.77%) (I) CAD		Dec. 31, 2011 Obligations under capital leases (12.77%) (I) CAD		Dec. 31, 2012 Total Long-term debt before perpetual consolidated debenture stock CAD	Dec. 31, 2011 Total Long-term debt before perpetual consolidated debenture stock CAD	Dec. 31, 2012 Perpetual 4% Consolidated Debenture Stock (USD) (I) CAD		Dec. 31, 2011 Perpetual 4% Consolidated Debenture Stock (USD) (I) CAD		Dec. 31, 2012 Perpetual 4% Consolidated Debenture Stock (GB) (I) CAD		Dec. 31, 2011 Perpetual 4% Consolidated Debenture Stock (GB) (I) CAD
Debt Instrument [Line Items]
Maturity					2019-05	[1]			2022-01	[1]			2037-05	[1]			2027-03	[2]	2018-05	[1]			2018-06	[1]			2021-08	[1]			2022-01	[1]			2023-03	[1]			2031-10	[1]			2033-03	[1]			2039-11	[1]			2042-01	[1]			2015-08	[3]			2024-03	[4]			2024-10	[5]			2024-12	[6]			2021-01	[7]			2026-12										2031-01	[8]
Maturity earliest																																																																											2026-10	[9]			2014-01		2013-01	[8]
Maturity latest																																																																											2026-12	[9]			2025-01		2026-01	[8]
Currency in which payable					US$	[1]			CDN$	[1]			US$	[1]			US$	[2]	US$	[1]			CDN$	[1]			US$	[1]			US$	[1]			US$	[1]			US$	[1]			US$	[1]			CDN$	[1]			US$	[1]			CDN$	[3]			US$	[4]			CDN$	[5]			US$	[6]			US$	[7]			US$	[9]			US$		US$	[8]			CDN$	[8]					US$	[10]			GB	[10]
Long-term debt and capital lease obligation current and non-current	$ 3,538	4,690	$ 3,508	4,745	347	[1]	355	[1]	125	[1]	125	[1]	440	[1]	450	[1]	70	[2]	273	[1]	279	[1]	374	[1]	373	[1]	249	[1]	254	[1]	244	[1]	250	[1]	347	[1]	354	[1]	348	[1]	356	[1]	241	[1]	246	[1]	400	[1]	400	[1]	243	[1]	248	[1]	98	[3]	116	[3]	113	[4]	120	[4]	176	[5]	186	[5]	60	[6]	63	[6]	96	[7]	102	[7]	134	[9]	141	[9]	2	2	271	[8]	285	[8]	3	[8]	3	[8]	4,654	4,708	30	[10]	31	[10]	6	[10]	6	[10]
Less: Long-term debt maturing within one year		54		50
Total Long-term debt		4,636		4,695

[1]	These debentures and notes pay interest semi-annually and are unsecured, but carry a negative pledge.
[2]	During 2012, the Company issued US$71 million 4.28% Senior Secured Notes due in 2027 for net proceeds of $71 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $70 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including March 2027. Final repayment of the remaining principal of US$35 million is due in March 2027.
[3]	The Secured Equipment Loan is collateralized by specific locomotive units with a carrying value of $29 million at December 31, 2012, which reflects an asset impairment charge taken in the fourth quarter of 2012 (Note 3). The floating interest rate is calculated based on a six-month average Canadian Dollar Offered Rate (calculated based on an average of Bankers' Acceptance rates) plus 53 basis points (2012 - 1.97%; 2011 - 1.94%; 2010 - 1.39%). The Company makes blended payments of principal and interest semi-annually. Final repayment of the remaining principal balance of $53 million is due in August 2015.
[4]	The 5.41% Senior Secured Notes are collateralized by specific locomotive units with a carrying value of $147 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest. Final repayment of the remaining principal of US$44 million is due in March 2024.
[5]	The 6.91% Secured Equipment Notes are full recourse obligations of the Company collateralized by a first charge on specific locomotive units with a carrying value of $146 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including October 2024.
[6]	The 5.57% Senior Secured Notes are secured by specific locomotive units and other rolling stock with a combined carrying value of $67 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2024. Final repayment of the remaining principal of US$31 million is due in December 2024.
[7]	The 7.49% Equipment Trust Certificates are secured by specific locomotive units with a carrying value of $101 million at December 31, 2012. The Company makes semi-annual payments that vary in amount and are interest-only payments or blended principal and interest payments. Final repayment of the remaining principal of US$11 million is due in January 2021.
[8]	At December 31, 2012, capital lease obligations included in long-term debt were as follows: (in millions of Canadian dollars) Year Capital leases Minimum lease payments in: 2013 $ 27 2014 160 2015 13 2016 14 2017 12 Thereafter 164 Total minimum lease payments 390 Less: Imputed interest (116) Present value of minimum lease payments 274 Less: Current portion (8) Long-term portion of capital lease obligations $ 266 During the year the Company had no additions to property, plant and equipment under capital lease obligations (2011 - $nil; 2010 - $1 million). The carrying value of the assets collateralizing the capital lease obligations was $332 million at December 31, 2012.
[9]	During 2011, the Company issued US$139 million 3.88% Series A and B Senior Secured Notes due in 2026 for net proceeds of $139 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $135 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2026. Final repayment of the remaining principal of US$69 million is due in the fourth quarter of 2026.
[10]	The Consolidated Debenture Stock, authorized by an Act of Parliament of 1889, constitutes a first charge upon and over the whole of the undertaking, railways, works, rolling stock, plant, property and effects of the Company, with certain exceptions.

Long-Term Debt - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended								12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CAD	Dec. 31, 2011 USD ($) CreditFacility	Dec. 31, 2011 CAD	Dec. 31, 2011 Letter of Credit CAD	Dec. 31, 2012 Revolving credit facility CAD	Dec. 31, 2011 Revolving credit facility CAD	Dec. 31, 2011 Revolving credit facility Accordion Feature CAD	Dec. 31, 2011 7.250% Notes due in May 2019 CAD Y	Dec. 31, 2012 7.250% Notes due in May 2019 CAD
Debt Instrument [Line Items]
Long-term debt and capital lease obligation current and non-current	$ 3,538	4,690	$ 3,508	4,745					355 [1]	347	[1]
Debt instrument term									5
Annual maturities and principal repayments in 2013		46		46
Annual maturities and principal repayments in 2014		49		49
Annual maturities and principal repayments in 2015		123		123
Annual maturities and principal repayments in 2016		30		30
Annual maturities and principal repayments in 2017		27		27
Maximum capacity under revolving credit facility					600		1,000
Number of financial institutions involved in extending arrangement through 2012			12	12
Credit facility limit at pre-agreed pricing							400
Accordion feature							1,000	300
Revolving credit facility, available		145				460
Weighted average interest rate of credit facilities	2.94%	2.94%	1.98%	1.98%
Letters of credit amount utilized		395

[1]	These debentures and notes pay interest semi-annually and are unsecured, but carry a negative pledge.

Long-Term Debt (Parenthetical) (Detail) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended				12 Months Ended						12 Months Ended				12 Months Ended					12 Months Ended								12 Months Ended						12 Months Ended
	Dec. 31, 2011 CAD	Dec. 31, 2011 USD ($)	Dec. 31, 2010 CAD	Dec. 31, 2012 CAD	Sep. 30, 2011 7.250% Notes due in May 2019 USD ($)	Dec. 31, 2011 7.250% Notes due in May 2019 CAD Y	Dec. 31, 2012 7.250% Notes due in May 2019		Sep. 30, 2011 7.250% Notes due in May 2019 CAD	Dec. 31, 2011 5.100% 10-year Medium Term Notes (A) USD ($)	Dec. 31, 2012 5.100% 10-year Medium Term Notes (A)		Oct. 17, 2011 5.100% 10-year Medium Term Notes (A) USD ($)	Oct. 12, 2011 5.100% 10-year Medium Term Notes (A) USD ($)	Sep. 13, 2011 5.100% 10-year Medium Term Notes (A) USD ($)	Dec. 31, 2012 5.950% 30-year Notes (A)		Dec. 31, 2010 5.950% 30-year Notes (A) CAD	Dec. 31, 2010 5.950% 30-year Notes (A) USD ($)	Dec. 31, 2012 4.28% Senior Secured Notes CAD		Dec. 31, 2011 5.750% 30-year Debentures (A) CAD Y	Dec. 31, 2012 5.750% 30-year Debentures (A)		Dec. 31, 2012 Secured Equipment Loan (B) CAD		Dec. 31, 2011 Secured Equipment Loan (B)	Dec. 31, 2010 Secured Equipment Loan (B)	Dec. 31, 2012 5.41% Senior Secured Notes (C) CAD		Dec. 31, 2012 6.91% Secured Equipment Notes (D) CAD		Dec. 31, 2012 5.57% Senior Secured Notes (E) CAD		Dec. 31, 2012 7.49% Equipment Trust Certificate (F) CAD		Dec. 31, 2011 3.88% Senior Secured Notes Series A & B(G) CAD	Dec. 31, 2012 3.88% Senior Secured Notes Series A & B(G)	Dec. 31, 2011 5.100% 10-year Debentures (A) CAD Y	Dec. 31, 2011 4.500% 10-year Debentures (A) CAD Y
Debt Instrument [Line Items]
Redemption of notes					$ 101
Debt instrument interest rate						7.25%	7.25%		5.75%	6.25%						4.45%				4.28%		5.75%							5.41%		6.91%		5.57%		7.49%		3.88%		5.10%	4.50%
Maturity						May 1, 2013										Mar 15, 2023
Carrying amount of call offer									107						246
Total Cost of Call Offer						113
Loss on redemption of notes						(9)				(1)
Debt Redeemed Principal Amount														204
Redemption of Notes Not Tendered													42
Debt instrument interest rate																			350	71		250															139		125	250
Debt instrument term						5																30																	10	10
Net proceeds of Notes	618																	355		71																	139
Voluntary Prepayment Defined Benefit Pension Plan	600	600
Value of locomotive units and other rolling stock used as collateral																				70					29				147		146		67		101		135
Floating interest rate																									1.97%		1.94%	1.39%
Floating interest rate, margin rate																									0.53%
Final repayment of principal amount																				35					53				44				31		11		69
Maturity							2019-05	[1]			2022-01	[1]				2037-05	[1]			2027-03	[2]		2033-03	[1]	2015-08	[3]			2024-03	[4]	2024-10	[5]	2024-12	[6]	2021-01	[7]		2026-12
Addition to property, plant and equipment under capital lease obligations			1
Carrying value of assets collateralizing capital lease obligations	351			332

[1]	These debentures and notes pay interest semi-annually and are unsecured, but carry a negative pledge.
[2]	During 2012, the Company issued US$71 million 4.28% Senior Secured Notes due in 2027 for net proceeds of $71 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $70 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including March 2027. Final repayment of the remaining principal of US$35 million is due in March 2027.
[3]	The Secured Equipment Loan is collateralized by specific locomotive units with a carrying value of $29 million at December 31, 2012, which reflects an asset impairment charge taken in the fourth quarter of 2012 (Note 3). The floating interest rate is calculated based on a six-month average Canadian Dollar Offered Rate (calculated based on an average of Bankers' Acceptance rates) plus 53 basis points (2012 - 1.97%; 2011 - 1.94%; 2010 - 1.39%). The Company makes blended payments of principal and interest semi-annually. Final repayment of the remaining principal balance of $53 million is due in August 2015.
[4]	The 5.41% Senior Secured Notes are collateralized by specific locomotive units with a carrying value of $147 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest. Final repayment of the remaining principal of US$44 million is due in March 2024.
[5]	The 6.91% Secured Equipment Notes are full recourse obligations of the Company collateralized by a first charge on specific locomotive units with a carrying value of $146 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including October 2024.
[6]	The 5.57% Senior Secured Notes are secured by specific locomotive units and other rolling stock with a combined carrying value of $67 million at December 31, 2012. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2024. Final repayment of the remaining principal of US$31 million is due in December 2024.
[7]	The 7.49% Equipment Trust Certificates are secured by specific locomotive units with a carrying value of $101 million at December 31, 2012. The Company makes semi-annual payments that vary in amount and are interest-only payments or blended principal and interest payments. Final repayment of the remaining principal of US$11 million is due in January 2021.

Summary of Long-Term Debt (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012
Debt Instrument [Line Items]
2013	27
2014	160
2015	13
2016	14
2017	12
Thereafter	164
Total minimum lease payments	390
Less: Imputed interest	(116)
Present value of minimum lease payments	274
Less: Current portion	(8)
Long-term portion of capital lease obligations	266

Financial Instruments - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended													12 Months Ended						12 Months Ended				12 Months Ended											12 Months Ended										12 Months Ended
	Dec. 31, 2012 CAD	Dec. 31, 2011 CAD	Dec. 31, 2010 CAD	Dec. 31, 2012 Fuel expense CAD	Dec. 31, 2011 Fuel expense CAD	Dec. 31, 2010 Fuel expense CAD	Dec. 31, 2012 TRS CAD	Dec. 31, 2011 TRS CAD	Dec. 31, 2010 TRS CAD	Dec. 31, 2012 Capital Lease USD ($)	Dec. 31, 2012 6.500% 10-year Notes (A) USD ($)		Dec. 31, 2011 6.500% 10-year Notes (A) USD ($)	Dec. 31, 2011 7.250% Notes due in May 2019 CAD	Dec. 31, 2012 7.250% Notes due in May 2019 USD ($)		Dec. 31, 2011 7.250% Notes due in May 2019 USD ($)	Sep. 30, 2011 7.250% Notes due in May 2019	Dec. 31, 2012 Note Payable Nine USD ($)	Dec. 31, 2011 FX Forward Contracts USD ($)	Dec. 31, 2011 Interest Rate Swap CAD	Dec. 31, 2010 Interest Rate Swap CAD	Dec. 31, 2012 Interest Rate Swap CAD	Dec. 31, 2012 Treasury rate locks CAD	Dec. 31, 2011 Treasury rate locks CAD	Dec. 31, 2010 Treasury rate locks CAD	Dec. 31, 2012 Future	Dec. 31, 2011 Future CAD	Dec. 31, 2012 Foreign Exchange Forward CAD	Dec. 31, 2011 Foreign Exchange Forward CAD	Dec. 31, 2010 Foreign Exchange Forward CAD	Dec. 31, 2012 Foreign Exchange Forward Other Comprehensive Income (Loss) CAD	Dec. 31, 2011 Foreign Exchange Forward Other Comprehensive Income (Loss) CAD	Dec. 31, 2010 Foreign Exchange Forward Other Comprehensive Income (Loss) CAD	Dec. 31, 2012 Foreign Exchange Forward Other Assets CAD	Dec. 31, 2011 Foreign Exchange Forward Other Assets CAD	Dec. 31, 2012 Foreign Exchange Forward Accumulated Other Comprehensive Income (Loss) CAD	Dec. 31, 2011 Foreign Exchange Forward Accumulated Other Comprehensive Income (Loss) CAD	Dec. 31, 2012 Foreign Exchange Forward Retained earnings CAD	Dec. 31, 2011 Foreign Exchange Forward Retained earnings CAD	Dec. 31, 2012 Non Financial Assets CAD	Dec. 31, 2012 Original Cost CAD	Dec. 31, 2012 Carrying Value Disclosure CAD	Dec. 31, 2011 Carrying Value Disclosure CAD	Dec. 31, 2012 Interest Rates CAD	Dec. 31, 2011 Estimate of Fair Value, Fair Value Disclosure CAD
Schedule of Investments [Line Items]
Fair Value of Long-term debt	5,688	5,314
Long-term debt																																											4,690	4,745
Total impairment charges	265																																								265
Total settlement value of long term floating rate notes	1,112	989	879																																							105
Long-term floating rate notes																																											81			79
Long term floating notes, settlement value	37	12																																											81
Gain recorded on redemption, accretion and change in assumptions	2	15	9
Value of notes hedged by FX forward contracts	69	59	142							100	175		175		100		100		101
Realized and unrealized foreign exchange gain(loss )	3																															0		3
Maturity										2014-01	2018-05	[1]			2019-05	[1]			2013-05
Debt instrument interest rate											6.50%		6.50%		7.25%		7.25%	5.75%	5.75%
Combined realized and unrealized foreign exchange gain(loss )	1	(3)	10																										4	8	(1)
Unrealized gain (loss) derived from foreign exchange forward contract																																			8	6	6	(1)	2	7
Total proceeds from redeeming forward contract notes																				2
Interest rate swaps Outstanding																					0		0
Amortized of deferred gain to Net Interest Expense																					5	4
Amortized of deferred gain to other income and charges														2
Unamortized losses related to interest rate locks accounted as cash flow hedges																								22	22
Amortization of hedge gain loss to net interest expense and other comprehensive income																								0	0	2
US gallons of diesel under futures contract																											20
Diesel futures contracts average price per gallon																											2.98
Percentage of estimated fuel purchase for the period																											7.00%
Unrealized gain (loss) on derivatives																												3
Realized loss on settlement of derivative Instrument				1	8	3
Reduction in size of derivative share units under total return swap program								0.5
Derivative share units outstanding								0.6
Unrealized loss included in account payable and accrued liabilities								3
Net Gain on Derivatives Included in Income							6	3	12

[1]	These debentures and notes pay interest semi-annually and are unsecured, but carry a negative pledge.

Other Long-Term Liabilities (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Other Long Term Liabilities [Line Items]
Provision for environmental remediation, net of current portion	77	[1]	82	[1]
Provision for restructuring, net of current portion(Note 4)	27	[2]	35	[2]
Deferred gains on sale leaseback transactions	34		38
Deferred revenue on rights-of-way license agreements, net of current portion	33		34
Stock-based compensation liabilities, net of current portion	26		61
Asset retirement obligations (Note 21)	23		23		22
Deferred retirement compensation (Note 28)	16
Other, net of current portion	70		92
Total other long-term liabilities	306		365

[1]	(1) As at December 31, 2012, the aggregate provision for environmental remediation, including the current portion was $89 million (2011 - $97 million).
[2]	As at December 31, 2012, the aggregate provision for restructuring, including the current portion was $89 million (2011 - $55 million).

Other Long-Term Liabilities (Parenthetical) (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Long Term Liabilities [Line Items]
Environmental remediation, including current portion	89	97
Restructuring provision, including current portion	89	55	72

Other Long-Term Liabilities - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Long Term Liabilities [Line Items]
Expected time period for payment of Provision for environmental remediation	10 years
Environmental remediation costs charged to income	4	3	4

Asset Retirement Obligations - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Asset Retirement Obligation [Line Items]
Asset retirement obligations discounted rate	6.25%
Fee payable per mile of abandoned track, levied under the Canada Transportation Act	30,000
Asset retirement obligations	23	23	22
Grain-dependent branch lines Retirement Obligation Payments Time Period	2013 - 2044
Joint facility retirement obligation payments time period	32 years
Undiscounted | Grain-dependent branch lines
Asset Retirement Obligation [Line Items]
Asset retirement obligations	39	41
Undiscounted | Joint Facility
Asset Retirement Obligation [Line Items]
Asset retirement obligations	19	18
Discounted | Grain-dependent branch lines
Asset Retirement Obligation [Line Items]
Asset retirement obligations	20	21
Discounted | Joint Facility
Asset Retirement Obligation [Line Items]
Asset retirement obligations	3	2

Asset Retirement Obligations (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Asset Retirement Obligation [Line Items]
Opening balance, January 1	23	22
Accretion	1	1
Liabilities settled	(1)
Closing balance, December 31	23	23

Shareholders Equity - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Preferred shares issued	0
Change in the share capital balances related to the cancellation of the liability on exercise of stock options	6	1	2
Stock-based compensation transferred from additional paid-in capital	(203)	(30)	(34)
Additional Paid-in Capital
Stock-based compensation transferred from additional paid-in capital	70	11	8

Analysis of Common Share Balances (Detail) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share capital, January 1	170	169.2	168.5
Shares issued under stock option plans	3.9	0.8	0.7
Share capital, December 31	173.9	170	169.2

Pensions and Other Benefits - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended							3 Months Ended				12 Months Ended								12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 6.25% Unsecured Notes par value	Dec. 31, 2011 6.25% Unsecured Notes par value	Dec. 31, 2012 6.25% Unsecured Notes market value	Dec. 31, 2011 6.25% Unsecured Notes market value	Mar. 31, 2013 Subsequent Event	Dec. 31, 2012 US dollar	Dec. 31, 2012 European Currencies	Dec. 31, 2012 Other currencies	Dec. 31, 2012 Pension Plans, Defined Benefit	Dec. 31, 2011 Pension Plans, Defined Benefit	Dec. 31, 2012 Company Common Shares Market Value	Dec. 31, 2011 Company Common Shares Market Value	Dec. 31, 2012 Fund Assets/ 6.91%Secured Equipment notes/ par value	Dec. 31, 2011 Fund Assets/ 6.91%Secured Equipment notes/ par value	Dec. 31, 2012 Fund Assets/ 6.91%Secured Equipment notes/ market value	Dec. 31, 2011 Fund Assets/ 6.91%Secured Equipment notes/ market value	Dec. 31, 2012 Defined Contribution Pension	Dec. 31, 2011 Defined Contribution Pension	Dec. 31, 2010 Defined Contribution Pension	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit	Dec. 31, 2012 Canadian registered and U.S. qualified defined benefit pension plans	Dec. 31, 2011 Canadian registered and U.S. qualified defined benefit pension plans	Dec. 31, 2010 Canadian registered and U.S. qualified defined benefit pension plans	Dec. 31, 2012 Other Pension Plans, Postretirement or Supplemental Plans, Defined Benefit	Dec. 31, 2011 Other Pension Plans, Postretirement or Supplemental Plans, Defined Benefit	Dec. 31, 2010 Other Pension Plans, Postretirement or Supplemental Plans, Defined Benefit	Dec. 31, 2011 Domestic Pension Plans of Foreign Entity, Defined Benefit	Dec. 31, 2010 Domestic Pension Plans of Foreign Entity, Defined Benefit
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Percentage of combined plan assets representing pension plan	99.00%											100.00%	100.00%
Percentage of pension combined plan obligations representing pension plan	98.00%
Percentage of Combined Plan Obligations, Other Benefit Plans	95.00%
Basis of calculating market related value of net periodic benefit cost	5 year average of market values for plans' public equity securities + plans' fixed income, real estate and infrastructure securities
Defined benefit pension plans' accumulated benefit obligation												10,122	9,618
Proposed reduction in Canadian defined benefit pensions liability								127
Unamortized actuarial loss expected to be recognized in next fiscal year												267											6
Unamortized prior service cost expected to be recognized in next fiscal year												2
Target long term rate of return, net of all fees and expenses	7.75%
Maximum value of underlying assets represented by financial derivatives, excluding currency forwards	30.00%
Hedging of most plans non Canadian public equity currency exposures to Canadian dollar Percentage	50.00%
Plans exposure to foreign currency risk percentage									10.00%	6.00%	6.00%
Company's common shares in fund assets, Market Value				2	2	2	2							0	0	2	2	3	3
Contribution by the company	107	698	840									102	693							5	5	3	34	35	89	696	829	13	3	8	600	650
Net cost of defined contribution plan	5	5	3
Payments to employees, their beneficiaries or estates or to third-party benefit administrators	35	35	34
Total contributions for company's defined benefit pension plans minimum in 2013	100
Total contributions for company's defined benefit pension plans maximum in 2013	125
Multiemployer Plan, Period Contributions	6	6	5

Elements of Net Periodic Benefit Cost for DB Pension Plans and Other Benefits Recognized (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Current service cost (benefits earned by employees in the year)	131	105	86
Interest cost on benefit obligation	452	460	464
Expected return on fund assets	(752)	(674)	(598)
Recognized net actuarial loss	208	142	71
Amortization of prior service costs	2	13	13
Net periodic benefit cost	41	46	36
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Current service cost (benefits earned by employees in the year)	19	17	16
Interest cost on benefit obligation	24	26	28
Expected return on fund assets		(1)	(1)
Recognized net actuarial loss	3	8	2
Amortization of prior service costs		(1)	(2)
Net periodic benefit cost	46	49	43

Companys DB Pension Plans and Other Benefits in Aggregate (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Fair value of fund assets at January 1	9,215
Employer contributions	107	698	840
Fair value of fund assets at December 31	9,763	9,215
Pension Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation at January 1	10,099	8,984
Current service cost	131	105	86
Interest cost	452	460	464
Employee contributions	58	60
Benefits paid	(525)	(471)
Foreign currency changes	(4)	3
Plan amendments and other	(11)	(3)
Actuarial loss	447	961
Projected benefit obligation at December 31	10,647	10,099	8,984
Fair value of fund assets at January 1	9,215	8,310
Actual return on fund assets	916	621
Employer contributions	102	693
Employee contributions	58	60
Benefits paid	(525)	(471)
Foreign currency changes	(3)	2
Fair value of fund assets at December 31	9,763	9,215	8,310
Funded status - plan deficit	(884)	(884)
Other Postretirement Benefit Plans, Defined Benefit
Defined Benefit Plan Disclosure [Line Items]
Benefit obligation at January 1	536	494
Current service cost	19	17	16
Interest cost	24	26	28
Benefits paid	(35)	(35)
Foreign currency changes	(1)
Plan amendments and other		7
Actuarial loss	(8)	27
Projected benefit obligation at December 31	535	536	494
Fair value of fund assets at January 1	11	11
Actual return on fund assets	(1)
Employer contributions	34	35
Benefits paid	(35)	(35)
Fair value of fund assets at December 31	9	11	11
Funded status - plan deficit	(526)	(525)

Amounts Recognized in Companys Consolidated Balance Sheet (Detail) In Millions, unless otherwise specified	Dec. 31, 2012 CAD	Dec. 31, 2011 CAD	Dec. 31, 2012 Pension Plans, Defined Benefit USD ($)	Dec. 31, 2011 Pension Plans, Defined Benefit USD ($)	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit USD ($)	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit USD ($)
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Accounts payable and accrued liabilities			$ 8		$ 36	$ 37
Pension and other benefit liabilities	1,366	1,372	876	884	490	488
Total amount recognized			$ 884	$ 884	$ 526	$ 525

Amounts Recognized in Accumulated Other Comprehensive Loss (Detail) In Millions, unless otherwise specified	Dec. 31, 2012 CAD	Dec. 31, 2011 CAD	Dec. 31, 2012 Pension Plans, Defined Benefit USD ($)	Dec. 31, 2011 Pension Plans, Defined Benefit USD ($)	Dec. 31, 2012 Other Postretirement Benefit Plans, Defined Benefit USD ($)	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit USD ($)
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Other than deferred investment losses			$ 3,761	$ 3,063	$ 108	$ 119
Deferred investment losses			40	665
Prior service cost			(11)	1	5	4
Deferred income tax			(1,045)	(1,030)	(30)	(34)
Total	2,828	2,788	$ 2,745	$ 2,699	$ 83	$ 89

Weighted-Average Actuarial Assumptions (Detail)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Schedule of Benefit Obligations Weighted Average Assumptions [Line Items]
Discount rate	4.28%		4.55%		5.20%
Projected future salary increases	3.00%		3.00%		3.00%
Health care cost trend rate	8.00%	[1]	8.00%	[1]	8.00%	[2]
Discount rate	4.55%		5.20%		5.90%
Expected rate of return on fund assets	7.75%		7.75%		7.75%
Projected future salary increases	3.00%		3.00%		3.00%
Health care cost trend rate	8.00%	[1]	8.00%	[2]	8.50%	[2]

[1]	The health care cost trend rate is assumed to be 8.0% in 2013 (8.0% in 2012), and then decreasing by 0.5% per year to an ultimate rate of 5.0% per year in 2019 and thereafter.
[2]	The health care cost trend rate was previously projected to decrease by 0.5% per year to approximately 5.0% per year in 2017.

Weighted-Average Actuarial Assumptions (Parenthetical) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Schedule of Benefit Obligations Weighted Average Assumptions [Line Items]
Health care cost trend rate assumed to be 2013	8.00%
Health care cost trend rate in 2012	8.00%
Ultimate health care cost trend rate	0.50%
Projected decrease in health care cost trend rate per year (2014 - 2019)	5.00%	5.00%
Projected ultimate health care cost trend rate in 2017		0.50%

Effects of One-Percentage-Point Change in Assumed Health Care (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Assumed Health Care Cost Trend Rates, Effect of One Percentage Point Change [Line Items]
Effect of one percentage point increase on the total of service and interest costs	(1)
Effect of one percentage point decrease on the total of service and interest costs	1
Effect of one percentage point increase on post-retirement benefit obligation	(8)
Effect of one percentage point decrease on post-retirement benefit obligation	8

Weighted-Average Policy Range (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Asset allocation Percentage	99.00%
Pension Plans, Defined Benefit
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Asset allocation Percentage	100.00%	100.00%
Public equity securities
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Current asset allocation target	45.70%
Public equity securities | Pension Plans, Defined Benefit
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Asset allocation percentage, current policy lower range	30.00%
Asset allocation percentage, current policy upper range	51.00%
Asset allocation Percentage	45.90%	40.10%
Debt securities
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Current asset allocation target	42.30%
Debt securities | Pension Plans, Defined Benefit
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Asset allocation percentage, current policy lower range	39.00%
Asset allocation percentage, current policy upper range	53.00%
Asset allocation Percentage	42.70%	49.20%
Real estate and infrastructure
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Current asset allocation target	12.00%
Real estate and infrastructure | Pension Plans, Defined Benefit
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
Asset allocation percentage, current policy lower range	10.00%
Asset allocation percentage, current policy upper range	17.00%
Asset allocation Percentage	11.40%	10.70%

Summary of Assets of Companys Defined Benefit Pension Plans at Fair Values (Detail) In Millions, unless otherwise specified	Dec. 31, 2012 CAD	Dec. 31, 2011 CAD	Dec. 31, 2012 Cash and Cash Equivalents CAD	Dec. 31, 2011 Cash and Cash Equivalents CAD	Dec. 31, 2012 Government bonds CAD		Dec. 31, 2011 Government bonds CAD		Dec. 31, 2012 Corporate Debt Securities CAD		Dec. 31, 2011 Corporate Debt Securities CAD		Dec. 31, 2012 Mortgages CAD		Dec. 31, 2011 Mortgages CAD		Dec. 31, 2012 Equity Securities, Other Canada CAD	Dec. 31, 2011 Equity Securities, Other Canada CAD	Dec. 31, 2012 Equity Securities, Other U.S. and international CAD	Dec. 31, 2011 Equity Securities, Other U.S. and international CAD	Dec. 31, 2012 Real Estate CAD		Dec. 31, 2011 Real Estate CAD		Dec. 31, 2012 Infrastructure CAD		Dec. 31, 2011 Infrastructure CAD		Dec. 31, 2012 Derivative Financial Instruments, Assets CAD		Dec. 31, 2011 Derivative Financial Instruments, Assets CAD	Dec. 31, 2012 Fair Value, Inputs, Level 1 CAD	Dec. 31, 2011 Fair Value, Inputs, Level 1 CAD	Dec. 31, 2012 Fair Value, Inputs, Level 1 Cash and Cash Equivalents CAD	Dec. 31, 2011 Fair Value, Inputs, Level 1 Cash and Cash Equivalents CAD	Dec. 31, 2012 Fair Value, Inputs, Level 1 Equity Securities, Other Canada CAD	Dec. 31, 2011 Fair Value, Inputs, Level 1 Equity Securities, Other Canada CAD	Dec. 31, 2012 Fair Value, Inputs, Level 1 Equity Securities, Other U.S. and international CAD	Dec. 31, 2011 Fair Value, Inputs, Level 1 Equity Securities, Other U.S. and international CAD	Dec. 31, 2012 Fair Value, Inputs, Level 2 CAD	Dec. 31, 2011 Fair Value, Inputs, Level 2 CAD	Dec. 31, 2012 Fair Value, Inputs, Level 2 Cash and Cash Equivalents CAD	Dec. 31, 2011 Fair Value, Inputs, Level 2 Cash and Cash Equivalents CAD	Dec. 31, 2012 Fair Value, Inputs, Level 2 Government bonds CAD		Dec. 31, 2011 Fair Value, Inputs, Level 2 Government bonds CAD		Dec. 31, 2012 Fair Value, Inputs, Level 2 Corporate Debt Securities CAD		Dec. 31, 2011 Fair Value, Inputs, Level 2 Corporate Debt Securities CAD		Dec. 31, 2012 Fair Value, Inputs, Level 2 Mortgages CAD		Dec. 31, 2011 Fair Value, Inputs, Level 2 Mortgages CAD		Dec. 31, 2012 Fair Value, Inputs, Level 2 Equity Securities, Other Canada CAD	Dec. 31, 2011 Fair Value, Inputs, Level 2 Equity Securities, Other Canada CAD	Dec. 31, 2012 Fair Value, Inputs, Level 2 Equity Securities, Other U.S. and international CAD	Dec. 31, 2011 Fair Value, Inputs, Level 2 Equity Securities, Other U.S. and international CAD	Dec. 31, 2012 Fair Value, Inputs, Level 2 Derivative Financial Instruments, Assets CAD		Dec. 31, 2011 Fair Value, Inputs, Level 2 Derivative Financial Instruments, Assets CAD	Dec. 31, 2012 Fair Value, Inputs, Level 3 CAD	Dec. 31, 2011 Fair Value, Inputs, Level 3 CAD	Dec. 31, 2011 Fair Value, Inputs, Level 3 Mortgages CAD		Dec. 31, 2012 Fair Value, Inputs, Level 3 Real Estate CAD		Dec. 31, 2011 Fair Value, Inputs, Level 3 Real Estate CAD		Dec. 31, 2012 Fair Value, Inputs, Level 3 Infrastructure CAD		Dec. 31, 2011 Fair Value, Inputs, Level 3 Infrastructure USD ($)	Dec. 31, 2011 Fair Value, Inputs, Level 3 Infrastructure CAD
Defined Benefit Plan Disclosure [Line Items]
Defined benefit pension plans at fair values	9,763	9,215	77	347	2,810	[1]	2,839	[1]	1,249	[1]	1,264	[1]	34	[1]	22	[1]	1,158	963	3,329	2,340	779	[2]	691	[2]	333	[1]	294	[2]	(6)	[3]	455	4,516	3,240	70	48	1,130	882	3,316	2,310	4,135	4,986	7	299	2,810	[1]	2,839	[1]	1,249	[1]	1,264	[1]	34	[1]	18	[1]	28	81	13	30	(6)	[3]	455	1,112	989	4	[1]	779	[2]	691	[2]	333	[1]	$ 294	294	[2]

[1]	Government & Corporate Bonds: Fair values for bonds are based on market prices supplied by external vendors. When a market price is not available from independent sources, the bonds are valued at the last available price. Mortgages: The fair value measurement of $34 million (2011 - $18 million) of mortgages categorized as Level 2 is based on current market yields of financial instruments of similar maturity, coupon and risk factors.
[2]	Real Estate: The fair value of real estate investments of $779 million (2011 - $691 million) is based on property appraisals which use a number of approaches that typically include a discounted cash flow analysis, a direct capitalization income method and/or a direct comparison approach. Appraisals of real estate investments are generally performed semi-annually by qualified external accredited appraisers. Infrastructure: Infrastructure fund values of $333 million (2011 - $294 million) are based on the fair value of the fund assets as calculated by the fund manager, generally using a discounted cash flow analysis that takes into account current market conditions and recent sales transactions where practical and appropriate.
[3]	The Company's pension funds may utilize the following derivative instruments: equity futures to replicate equity index returns (Level 2); currency forwards to partially hedge foreign currency exposures (Level 2); bond forwards to reduce asset/liability interest rate risk exposures (Level 2); interest rate swaps to manage duration and interest rate risk (Level 2); credit default swaps to manage credit risk (Level 2); and options to manage interest rate risk and volatility (Level 2). At December 31, 2012 the pension funds' utilization of derivatives was primarily currency forwards.

Summary of Assets of Companys Defined Benefit Pension Plans at Fair Values (Parenthetical) (Detail) In Millions, unless otherwise specified	Dec. 31, 2012 CAD	Dec. 31, 2011 CAD	Dec. 31, 2012 Mortgages CAD		Dec. 31, 2011 Mortgages CAD		Dec. 31, 2012 Real Estate CAD		Dec. 31, 2011 Real Estate CAD		Dec. 31, 2012 Infrastructure CAD		Dec. 31, 2011 Infrastructure CAD		Dec. 31, 2012 Fair Value, Inputs, Level 2 CAD	Dec. 31, 2011 Fair Value, Inputs, Level 2 CAD	Dec. 31, 2012 Fair Value, Inputs, Level 2 Mortgages CAD		Dec. 31, 2011 Fair Value, Inputs, Level 2 Mortgages CAD		Dec. 31, 2012 Fair Value, Inputs, Level 3 CAD	Dec. 31, 2011 Fair Value, Inputs, Level 3 CAD	Dec. 31, 2011 Fair Value, Inputs, Level 3 Mortgages CAD		Dec. 31, 2012 Fair Value, Inputs, Level 3 Real Estate CAD		Dec. 31, 2011 Fair Value, Inputs, Level 3 Real Estate CAD		Dec. 31, 2012 Fair Value, Inputs, Level 3 Infrastructure CAD		Dec. 31, 2011 Fair Value, Inputs, Level 3 Infrastructure USD ($)	Dec. 31, 2011 Fair Value, Inputs, Level 3 Infrastructure CAD
Defined Benefit Plan Disclosure [Line Items]
Defined benefit pension plans at fair values	9,763	9,215	34	[1]	22	[1]	779	[2]	691	[2]	333	[1]	294	[2]	4,135	4,986	34	[1]	18	[1]	1,112	989	4	[1]	779	[2]	691	[2]	333	[1]	$ 294	294	[2]

[1]	Government & Corporate Bonds: Fair values for bonds are based on market prices supplied by external vendors. When a market price is not available from independent sources, the bonds are valued at the last available price. Mortgages: The fair value measurement of $34 million (2011 - $18 million) of mortgages categorized as Level 2 is based on current market yields of financial instruments of similar maturity, coupon and risk factors.
[2]	Real Estate: The fair value of real estate investments of $779 million (2011 - $691 million) is based on property appraisals which use a number of approaches that typically include a discounted cash flow analysis, a direct capitalization income method and/or a direct comparison approach. Appraisals of real estate investments are generally performed semi-annually by qualified external accredited appraisers. Infrastructure: Infrastructure fund values of $333 million (2011 - $294 million) are based on the fair value of the fund assets as calculated by the fund manager, generally using a discounted cash flow analysis that takes into account current market conditions and recent sales transactions where practical and appropriate.

Companys Defined Benefit Pension Plans Measured at Fair Value Using Unobservable Inputs (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Beginning Balance	989	879
Contributions	66	24
Disbursements	(37)	(12)
Net transfer out of Level 3	(3)
Net realized gains	19	4
Increase in net unrealized gains	78	94
Ending Balance	1,112	989
Mortgages
Defined Benefit Plan Disclosure [Line Items]
Beginning Balance	4	5
Disbursements	(1)	(2)
Net transfer out of Level 3	(3)
Increase in net unrealized gains		1
Ending Balance		4
Real Estate
Defined Benefit Plan Disclosure [Line Items]
Beginning Balance	691	620
Contributions	39	7
Disbursements	(36)	(10)
Net realized gains	19	4
Increase in net unrealized gains	66	70
Ending Balance	779	691
Infrastructure
Defined Benefit Plan Disclosure [Line Items]
Beginning Balance	294	254
Contributions	27	17
Increase in net unrealized gains	12	23
Ending Balance	333	294

Estimated Future Defined Benefit Pension and Other Benefit Payments (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012
Pension Plans, Defined Benefit
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
2013	477
2014	499
2015	517
2016	536
2017	556
2018 - 2022	3,041
Other Postretirement Benefit Plans, Defined Benefit
Deferred Compensation Arrangement with Individual, Postretirement Benefits [Line Items]
2013	38
2014	37
2015	37
2016	37
2017	37
2018 - 2022	178

Stock-Based Compensation - Additional Information (Detail)	6 Months Ended	12 Months Ended					12 Months Ended										3 Months Ended	12 Months Ended				12 Months Ended
	Jun. 30, 2012 CAD	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CAD	Dec. 31, 2011 CAD	Dec. 31, 2010 CAD	Dec. 31, 2012 Maximum During the first six months	Dec. 31, 2012 TSARs CAD	Dec. 31, 2011 TSARs CAD	Dec. 31, 2010 TSARs CAD	Dec. 31, 2012 TSARs Minimum	Dec. 31, 2012 TSARs Maximum	Dec. 31, 2012 Unvested Options	Dec. 31, 2012 Performance Stock Option Granted Prior to 2007	Dec. 31, 2012 Regular and Performance stock options CAD	Dec. 31, 2011 Regular and Performance stock options CAD	Dec. 31, 2010 Regular and Performance stock options CAD	Mar. 31, 2012 Performance Share Unit CAD	Dec. 31, 2012 Performance Share Unit CAD	Dec. 31, 2011 Performance Share Unit CAD	Dec. 31, 2010 Performance Share Unit CAD	Sep. 30, 2012 Performance Share Unit CAD	Dec. 31, 2012 Deferred Share Unit CAD	Dec. 31, 2011 Deferred Share Unit CAD	Dec. 31, 2010 Deferred Share Unit CAD	Dec. 31, 2012 Restricted Share Unit CAD	Dec. 31, 2011 Restricted Share Unit	Dec. 31, 2010 Restricted Share Unit	Dec. 31, 2012 Restricted Share Unit Maximum	Dec. 31, 2012 Restricted Share Unit Maximum Cash Settled Restricted Stock Units	Dec. 31, 2012 Employee Share Purchase Plan CAD	Dec. 31, 2011 Employee Share Purchase Plan CAD	Dec. 31, 2010 Employee Share Purchase Plan CAD
Deferred Compensation Arrangement with Individual, Share-based Payments [Line Items]
Stock-based compensation expense			64,000,000	43,000,000	71,000,000		7,000,000	4,000,000	32,000,000									1,000,000	15,000,000	29,000,000		23,000,000	5,000,000	6,000,000	7,000,000					4,000,000	4,000,000	2,000,000
Recognition of revised vesting terms in the stock-based compensation plans	8,000,000
DSUs subject to immediate vesting	14,080
Other than options vesting period										12 months	48 months		48 months					3 years				48 months			3 years			36 months
Other than options expiry date							10 years						5 years 3 months 18 days
Cancellation of SARs								3,500,000
Adjustment to Additional Paid in Capital Reclassification of Fair Value of Recognized Liability								75,000,000
Adjustment to Additional Paid in Capital Recognition of Deferred Tax Asset								18,000,000
Weighted Average Fair Value of Unit Cancelled								23.75
Unvested options granted		1,471,746	1,471,746									4,000
Immediate vesting date		2012	2012
Company's closing stock price			100.9
Grant date Fair Value of options, issued			28,000,000	12,000,000	1,000,000
(Reduction) Increase in fair value of option		(2,000,000)
Expense for regular and performance stock options														24,000,000	15,000,000	2,000,000
Total unrecognized compensation related to DSUs														15,000,000				16,000,000				6,000,000
Expected to be recognized over a weighted-average period														2 years				3 years 2 months 12 days				7 months 6 days							1 year 6 months
Common shares available for granting of future options under stock option plans		2,728,685	2,728,685	3,459,831	1,048,531
Common shares, authorized		18,728,642	18,728,642	15,578,642	15,578,642
Units Issued																		479,372							113,408	64,470	151
Remaining Payout Amount																	24,000,000				31,000,000
Total PSU payout																	200.00%
Number Of Trading Days																	30 days
Fair value of other than option on grant date																		38,000,000	16,000,000	15,000,000
Matching no. of DSU's that may be granted to key employees to meet share ownership target when acquiring Common Shares and DSU's acquired						25.00%
Company granted DSUs																						167,435
Grant date fair value																						13,000,000			9,000,000
Unrecognized compensation recognized																									9,000,000
Period in which company's contribution are expensed																														1 year
Employer contribution to employee share purchase plan																														$1 for every $3 contributed by employees
Employer maximum contribution to employee share purchase plan																														6% of annual salary
Total number of shares purchased on behalf of participants																														445,951	630,480	618,272
Employer contributions			107,000,000	698,000,000	840,000,000																									4,000,000	4,000,000	3,000,000

Summary of Companys Fixed Stock Option Plans (Detail) (CAD)	12 Months Ended
	Dec. 31, 2012
Number of Options
Number of Options, Outstanding, January 1, 2012	6,915,323
Number of new options granted	1,471,746
Number of options, Exercised	(3,733,028)
Number of options, Vested
Number of options forfeited	(39,050)
Number of nonvested options, Expired	(388,350)
Number of options, December 31, 2012	4,226,641
Number of Options, Vested or expected to vest at December 31, 2012	4,149,128	[1]
Number of Options, Exercisable at December 31, 2012	2,798,045
Weighted average exercise price
Weighted average exercise price, Outstanding, January 1, 2012	53.42
Weighted average exercise price of new options granted	78.19
Weighted average exercise price of options exercised	50.53
Weighted average exercise price of options vested
Weighted average exercise price, Forfeited	63.25
Weighted average exercise price, Expired	62.43
Weighted average exercise price, Outstanding, December 31, 2012	63.69
Weighted average exercise price of options Vested or expected to vest at December 31, 2012	63.35	[1]
Weighted average grant date fair value, exercisable at December 31, 2012	56.44
Weighted average grant date fair value
Weighted average grant date fair value of nonvested options, Exercisable at December 31, 2012	53.28	[2]
Non Vested Options
Number of Options
Number of Options, Outstanding, January 1, 2012	2,650,050
Number of new options granted	1,471,746
Number of options forfeited	(38,450)
Number of nonvested options, Expired	(385,100)
Number of options, December 31, 2012	1,428,596
Number of nonvested options vested	(2,269,650)
Number of options, Vested or expected to vest at December 31, 2012		[1]
Number of options, Exercisable at December 31, 2012
Weighted average grant date fair value
Weighted average grant date fair value of nonvested options, Outstanding, January 1, 2012	16.04
Weighted average grant date fair value of new nonvested options granted	19.04
Weighted average grant date fair value of nonvested options Exercised
Weighted average grant date fair value of nonvested options vested	14.69
Weighted average grant date fair value of nonvested options forfeited	17.14
Weighted average grant date fair value of nonvested options, expired	12.12
Weighted average grant date fair value of nonvested options outstanding, December 31, 2012	20.7
Weighted average grant date fair value of nonvested options, Vested or expected to vest at December 31, 2012		[1]
Weighted average grant date fair value of nonvested options, Exercisable at December 31, 2012

[1]	As at December 31, 2012, the weighted average remaining term of vested or expected to vest options was 6.4 years with an aggregate intrinsic value of $156 million.
[2]	As at December 31, 2012, the total number of in-the-money TSARs outstanding was 168,075 with a weighted-average exercise price of $53.28. The weighted-average years to expiration of exercisable TSARs is 3.4 years.

Summary of Companys Fixed Stock Option Plans (Parenthetical) (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share based compensation plans, Weighted average remaining term of vested or expected to vest options (in years)	6 years 4 months 24 days
Share based compensation plans, Aggregate intrinsic value	156

Number of Stock Options Outstanding and Exercisable (Detail) (CAD) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Options outstanding, Number of options	4,226,641	[1]
Options outstanding, Weighted average years to expiration	5 years 10 months 24 days	[1]
Options outstanding, Weighted average exercise price	63.69	[1]
Options outstanding, Aggregate intrinsic value	158	[1]
Options exercisable, Number of options	2,798,045	[1]
Options exercisable, Weighted average exercise price	56.44	[1]
Options outstanding, Aggregate intrinsic value	126	[1]
Range of exercise prices from $31.45- $58.00
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of option exercise prices, minimum	31.45
Range of option exercise prices, maximum	58
Options outstanding, Number of options	1,465,395
Options outstanding, Weighted average years to expiration	3 years 9 months 18 days
Options outstanding, Weighted average exercise price	46.3
Options outstanding, Aggregate intrinsic value	80
Options exercisable, Number of options	1,465,395
Options exercisable, Weighted average exercise price	46.3
Options outstanding, Aggregate intrinsic value	80
Range of exercise prices from $58.01- $71.69
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of option exercise prices, minimum	58.01
Range of option exercise prices, maximum	71.69
Options outstanding, Number of options	1,306,400
Options outstanding, Weighted average years to expiration	5 years
Options outstanding, Weighted average exercise price	66.78
Options outstanding, Aggregate intrinsic value	45
Options exercisable, Number of options	1,306,400
Options exercisable, Weighted average exercise price	66.78
Options outstanding, Aggregate intrinsic value	45
Range of exercise prices from $71.70- $97.70
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of option exercise prices, minimum	71.7
Range of option exercise prices, maximum	97.7
Options outstanding, Number of options	1,454,846
Options outstanding, Weighted average years to expiration	9 years
Options outstanding, Weighted average exercise price	78.22
Options outstanding, Aggregate intrinsic value	33
Options exercisable, Number of options	26,250
Options exercisable, Weighted average exercise price	75.11
Options outstanding, Aggregate intrinsic value	1

[1]	As at December 31, 2012, the total number of in-the-money stock options outstanding was 4,226,641 with a weighted-average exercise price of $63.69. The weighted-average years to expiration of exercisable stock options is 4.4 years.

Number of Stock Options Outstanding and Exercisable (Parenthetical) (Detail) (CAD)	12 Months Ended
	Dec. 31, 2012
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Total Number of in the Money Stock Options, Outstanding	4,226,641	[1]
Weighted average exercise price of in the money stock options	63.69	[1]
Weighted average years to expiration of exercisable in the money stock options	5 years 10 months 24 days	[1]
In-The-Money Stock Options
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Total Number of in the Money Stock Options, Outstanding	4,226,641
Weighted average exercise price of in the money stock options	63.69
Weighted average years to expiration of exercisable in the money stock options	4 years 4 months 24 days

[1]	As at December 31, 2012, the total number of in-the-money stock options outstanding was 4,226,641 with a weighted-average exercise price of $63.69. The weighted-average years to expiration of exercisable stock options is 4.4 years.

Weighted-Average Fair Value Assumptions (Detail) (CAD)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected option life (years)	6 years 11 days	[1]	6 years 3 months 18 days	[1]	6 years 3 months	[1]
Risk-free interest rate	1.47%	[2]	2.79%	[2]	2.78%	[2]
Expected stock price volatility	31.00%	[3]	31.00%	[3]	30.00%	[3]
Expected annual dividends per share	1.4	[4]	1.2	[4]	1.08	[4]
Estimated forfeiture rate	1.20%	[5]	0.70%	[5]	0.70%	[5]
Weighted average grant date fair value of options granted during the year	19.04		19.44		15.9

[1]	Represents the period of time that awards are expected to be outstanding. Historical data on exercise behaviour or when available, specific expectations regarding future exercise behaviour, were used to estimate the expected life of the option.
[2]	Based on the implied yield available on zero-coupon government issues with an equivalent remaining term at the time of the grant.
[3]	Based on the historical stock price volatility of the Company's stock over a period commensurate with the expected term of the option.
[4]	Determined by the current annual dividend at the time of grant. The Company does not employ different dividend yields throughout the contractual term of the option.
[5]	The Company estimated forfeitures based on past experience. This rate is monitored on a periodic basis.

Information Related to Companys TSARs (Detail) (CAD)	12 Months Ended
Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted average exercise price, exercisable at December 31, 2012	53.28 [1]
TSARs
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of TSARs outstanding, January 1, 2012	383,400
Number of TSARs outstanding exercised as Options	(212,925)
Number of TSARs vested	(56,600)
Number of TSARs forfeited	(2,400)
Number of TSARs outstanding, December 31, 2012	168,075
Number of option, vested or expected to vest at December 31, 2012	168,075 [2]
Number of option, exercisable at December 31, 2012	168,075
Weighted average exercise price, outstanding January 1, 2012	47.97
Weighted average exercise price of TSARs outstanding exercised as Options	43.97
Weighted average exercise price, vested	11.73
Weighted average exercise price of new TSARs forfeited	30.5
Weighted average exercise price fair value, outstanding December 31, 2012	53.28
Weighted average exercise price, vested or expected to vest at December 31, 2012	53.28 [2]
Weighted average exercise price, exercisable at December 31, 2012	53.28
Beginning Balance	56,600
Number of TSARs, forfeited
Weighted average grant date fair value, outstanding January 1, 2012	11.73
Weighted average grant date fair value of new TSARs, forfeited

[1]	As at December 31, 2012, the total number of in-the-money TSARs outstanding was 168,075 with a weighted-average exercise price of $53.28. The weighted-average years to expiration of exercisable TSARs is 3.4 years.
[2]	As at December 31, 2012, the weighted average remaining term of vested or expected to vest TSARs was 3.4 years with an aggregate intrinsic value of $8 million.

Information Related to Companys TSARs (Parenthetical) (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share based compensation plans, Weighted average remaining term of vested or expected to vest options (in years)	6 years 4 months 24 days
Share based compensation plans, Aggregate intrinsic value	156
TSARs
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share based compensation plans, Weighted average remaining term of vested or expected to vest options (in years)	3 years 4 months 24 days
Share based compensation plans, Aggregate intrinsic value	8

Number of TSARs Outstanding and Exercisable (Detail) (CAD) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
TSARs outstanding, number of option	168,075	[1]
TSARs outstanding, weighted average years to expiration	3 years 3 months 18 days	[1]
TSARs outstanding, weighted average exercise price	53.28	[1]
TSARs outstanding, aggregate intrinsic value	8	[1]
TSARs exercisable, number of option	168,075	[1]
TSARs exercisable, weighted average exercise price	53.28	[1]
TSARs exercisable, aggregate intrinsic value	8	[1]
Range of exercise prices from $31.45 - $46.61
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of exercise prices, minimum	31.45
Range of exercise prices, maximum	46.61
TSARs outstanding, number of option	65,625
TSARs outstanding, weighted average years to expiration	2 years
TSARs outstanding, weighted average exercise price	37.8
TSARs outstanding, aggregate intrinsic value	4
TSARs exercisable, number of option	65,625
TSARs exercisable, weighted average exercise price	37.8
TSARs exercisable, aggregate intrinsic value	4
Range of exercise prices from $46.62. - $60.13
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of exercise prices, minimum	46.62
Range of exercise prices, maximum	60.13
TSARs outstanding, number of option	39,000
TSARs outstanding, weighted average years to expiration	3 years 6 months
TSARs outstanding, weighted average exercise price	56.99
TSARs outstanding, aggregate intrinsic value	2
TSARs exercisable, number of option	39,000
TSARs exercisable, weighted average exercise price	56.99
TSARs exercisable, aggregate intrinsic value	2
Range of exercise prices from $60.14 to $71.69
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of exercise prices, minimum	60.14
Range of exercise prices, maximum	71.69
TSARs outstanding, number of option	63,450
TSARs outstanding, weighted average years to expiration	4 years 6 months
TSARs outstanding, weighted average exercise price	67
TSARs outstanding, aggregate intrinsic value	2
TSARs exercisable, number of option	63,450
TSARs exercisable, weighted average exercise price	67
TSARs exercisable, aggregate intrinsic value	2

[1]	As at December 31, 2012, the total number of in-the-money TSARs outstanding was 168,075 with a weighted-average exercise price of $53.28. The weighted-average years to expiration of exercisable TSARs is 3.4 years.

Number of TSARs Outstanding and Exercisable (Parenthetical) (Detail) (TSARs, CAD)	Dec. 31, 2012
TSARs
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Total Number of in the Money Stock Options, Outstanding	168,075
Weighted average exercise price of in the money stock options	53.28
Weighted average years to expiration of exercisable in the money stock options	3 years 4 months 24 days

Total Fair Value of Shares Vested for All Stock Option Plans (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested overall, Total Fair Value	34	9	12
Regular stock option Plan
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested overall, Total Fair Value	33	8	6
TSARs
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested overall, Total Fair Value	1	1	6

Information Related to All Options Exercised in Stock Option Plans (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total intrinsic value	118	17	10
Cash received by the Company upon exercise of options	198	29	32

Information Related to Companys PSUs (Detail) (Performance Share Unit)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Performance Share Unit
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Beginning Balance	930,311	700,468
Number of PSUs\DSUs, granted	479,372	269,300
Number of PSUs\DSUs\RSUs units, in lieu of dividends	2,143	16,487
Vested	(610,568)
Number of PSUs, forfeited	(600,556)	(55,944)
Ending Balance	200,702	930,311

Information Related to DSUs (Detail) (Deferred Share Unit)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Deferred Share Unit
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Beginning Balance	396,306	388,346
Number of PSUs\DSUs, granted	167,435	67,306
Number of PSUs\DSUs\RSUs units, in lieu of dividends	6,821	7,732
Number of DSUs redeemed	(212,822)	(67,078)
Ending Balance	357,740	396,306

Information Related to Companys RSUs (Detail) (Restricted Stock Unit)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Restricted Stock Unit
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Beginning Balance	64,470	0
Number of DSUs\PSUs\RSUs, granted	113,408	64,470
Number of PSUs\DSUs\RSUs units, in lieu of dividends	1,639	0
Number of PSUs\RSUs forfeited	(6,283)	0
Ending Balance	173,234	64,470

Total Share Based Liabilities (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total share based liabilities paid	74	4	2
Deferred Share Unit
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total share based liabilities paid	19	4	2
Performance Share Unit
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total share based liabilities paid	55	0	0

Variable Interest Entities - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Variable Interest Entity [Line Items]
Lease payments after tax	682
Future minimum lease payments before tax	127
Variable interest entity
Variable Interest Entity [Line Items]
Lease payments after tax	8
Future minimum lease payments before tax	208
Period over which lease payments will be paid	18 years

Commitments and Contingencies - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Commitments and Contingencies Disclosure [Line Items]
Period for which future capital and operating expenditures are committed	2013-2031
Lease payments after tax	682
Operating lease annual payment, 2013	127
Operating lease annual payment, 2014	103
Operating lease annual payment, 2015	88
Operating lease annual payment, 2016	69
Operating lease annual payment, 2017	52
Expenses for operating leases	182	161	169
Capital expenditure
Commitments and Contingencies Disclosure [Line Items]
Total future committed expenditure	331
Operating expenditures
Commitments and Contingencies Disclosure [Line Items]
Total future committed expenditure	1,600

Guarantees - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Guarantor Obligations [Line Items]
Residual value guarantees on operating lease commitments	155
Accrued guarantees recorded in accounts payable and accrued liabilities	6	8

Management Transition - Additional Information (Detail) (CAD) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended	1 Months Ended		12 Months Ended		3 Months Ended
	Jun. 30, 2012	Dec. 31, 2012	Feb. 28, 2013 Subsequent Event	Dec. 31, 2012 Indemnification Agreement	Dec. 31, 2012 Mr. Harrison	Dec. 31, 2012 Pershing Square Capital Management Lp	Jun. 30, 2012 Compensation and benefits	Jun. 30, 2012 Purchased service and other
Management transition costs [Line Items]
Compensation and transition costs	38	38					16	22
Compensation and transition costs, associated costs	2	2
Deferred retirement compensation					16	20
Pershing Square and related entities outstanding shares percent						14.00%
DSUs and stock options upon commencing employment grant date fair value					12
Settlement of legal proceedings			9
Indemnity to Mr.Harrison				3
Retirement allowance	4	4

Segment Information - Additional Information (Detail)	12 Months Ended
	Dec. 31, 2012 Customer Segment	Dec. 31, 2011 Customer	Dec. 31, 2010 Customer
Segment Reporting Information [Line Items]
Number of operating segments	1
Number of customers comprising more than 10% of revenue and accounts receivable	0	0	0

Geographic Information (Detail) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenues, Canada	4,095	3,766	3,635
Revenues, United States	1,600	1,411	1,346
Revenues, Total	5,695	5,177	4,981
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets, Canada	9,138	8,854	8,458
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets, United States	4,249	4,309	4,013
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets, Total	13,387	13,163	12,471